SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 11-K

                                  -------------
                                   (Mark One)

(X)          ANNUAL REPORT PURSUANT TO SECTION 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                   For the fiscal year ended December 31, 1995

                                       OR
             ( ) TRANSITION REPORT PURSUANT TO SECTION 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                For the transition period from _______ to _______

                          Commission file number 1-8608

                                  -------------

                         NYNEX Corporation Savings Plan
                             for Salaried Employees

                                  -------------


                                NYNEX Corporation
              1095 Avenue of the Americas, New York, New York 10036

Item 1.    Financial Statements and Exhibits.

     (a)   Financial Statements of the Plan* included herein:

           Report of Independent Accountants

           Financial Statements:

               Statements of Net Assets Available for Plan Benefits as of December 31, 1995 and 1994

               Statements of Changes in Net Assets Available for Plan Benefits for the Years Ended December 31, 1995 and 1994

               Notes to Financial Statements

           Schedules:

               Item 27a - Schedule of Assets Held for Investment Purposes as of December 31, 1995

               Item 27d - Schedule of Reportable (5%) Transactions as of December 31, 1995

               Other schedules are omitted because the information required is contained in the financial statements or is not applicable.

     (b)   Exhibits:

               (23) Consent of Coopers & Lybrand L.L.P.














- -------------------------
* This and certain other capitalized terms used but not defined herein shall have their respective meanings as defined in the Plan Prospectus.

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Employees' Benefit Committee
of NYNEX Corporation:

We have audited the Statements of Net Assets Available for Plan Benefits of the NYNEX Corporation Savings Plan for Salaried Employees as of December 31, 1995 and 1994, and the related Statements of Changes in Net Assets Available for Plan Benefits for each of the two years in the period ended December 31, 1995. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for plan benefits of the NYNEX Corporation Savings Plan for Salaried Employees as of December 31, 1995 and 1994 and the changes in net assets available for plan benefits for each of the two years in the period ended December 31, 1995, in conformity with generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental schedules of assets held for investment purposes as of December 31, 1995 and reportable (5%) transactions as of December 31, 1995 are presented for the purpose of additional analysis and are not a required part of the basic financial statements but are supplementary information required by the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974. The Fund Information in the Statements of Net Asset Available for Plan Benefits as of December 31, 1995 and 1994 and the Statements of Changes in Net Assets Available for Plan Benefits for each of the two years in the period ended December 31, 1995 is presented for purposes of additional analysis rather than to present the net asset available for plan benefits and changes in net assets available for plan benefits of each fund. The supplemental schedules and Fund Information have been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic financial statements taken as a whole.


/s/ COOPERS & LYBRAND L.L.P.

New York, New York
June 24, 1996

              NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
               Statement of Net Assets Available for Plan Benefits
                                December 31, 1995
                             (Dollars in Thousands)

                                                                                         Fund Information
                                                       ---------------------------------------------------------------------------
                                                         NYNEX                                           Diversified      Interest
                                                        Shares     Telecommunications    Government        Equity          Income
                                                         Fund             Fund           Obligations      Portfolio         Fund
ASSETS

Investments at fair market value (cost $2,518,598)
 (see Notes 2 and 3)
      NYNEX Corporation common shares                  $708,150         $  8,565          $    -          $    -          $    -
      Government Obligations pooled fund                    -                -            128,745              -               -
      Contracts with insurance companies
       and other financial institutions                     -                -                -                -           811,786
      Telecommunications Fund common shares,
       excluding NYNEX Corporation common shares            -            157,087              -                -               -
      Value of Plan's participation in
       Master Trust (Note 3)                                -                -                -            595,733             -
      Temporary cash investments                          4,978            1,238              -                -             6,380
      Receivable for loan to participants                   -                -                -                -               -
                                                       --------------------------------------------------------------------------
         Total Investments                              713,128          166,890          128,745          595,733         818,166

Allotments and contributions receivable (Note 1)           (149)              16              (96)             184            (208)
InterFund, interPlan and other
  transfers receivable - net                                -                545              -                562             -
Dividends and interest receivable                            27              652              -                -               -
Other receivables                                            97               36              -                 24             143
                                                       ----------------------------------------------------------------------------
         Total Assets                                   713,103          168,139          128,649          596,503         818,101

LIABILITIES

Expenses payable & other payables                            37                9                6               40              45
InterFund, interPlan and other transfers payable - net      856              -                 18              -               572
Payable for securities purchased                            -                166              -                -               -
Note payable (Note 6)                                       -                -                -                -               -
Accrued interest on note payable                            -                -                -                -               -
                                                       --------------------------------------------------------------------------
         Total Liabilities                                  893              175               24               40             617
                                                       ---------------------------------------------------------------------------

Net Assets Available for Plan Benefits
 (Notes 1 and 2)                                       $712,210         $167,964         $128,625         $596,463        $817,484
                                                       ===========================================================================


                                            See notes to financial statements.

              NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
         Statement of Net Assets Available for Plan Benefits (Continued)
                                December 31, 1995
                             (Dollars in Thousands)

                                                                                     Fund Information
                                                          --------------------------------------------------------------------
                                                                            Employee Stock          Active U.S.         U.S.
                                                            Loan            Ownership Plan            Equity          Balanced
                                                            Fund       Allocated     Unallocated       Fund            Fund
ASSETS

Investments at fair market value (cost $2,518,598)
 (see Notes 2 and 3)
      NYNEX Corporation common shares                     $   -        $286,243      $464,843        $   -            $   -
      Government Obligations pooled fund                      -             -             -              -                -
      Contracts with insurance companies
       and other financial institutions                       -             -             -              -                -
      Telecommunications Fund common shares,
       excluding NYNEX Corporation common shares              -             -             -              -                -
      Value of Plan's participation in
       Master Trust (Note 3)                                  -             -             -           32,077           24,194
      Temporary cash investments                              -           1,670            24            -                -
      Receivable for loan to participants                  82,556           -             -              -                -
                                                          ------------------------------------------------------------------
         Total Investments                                 82,556       287,913       464,867         32,077           24,194

Allotments and contributions receivable (Note 1)              -              96           -               23               16
InterFund, interPlan and other
  transfers receivable - net                                  -             -             -               62              -
Dividends and interest receivable                             -               6           -              -                -
Other receivables                                             -             -             -                1              -
                                                          ------------------------------------------------------------------
         Total Assets                                      82,556       288,015       464,867         32,163           24,210

LIABILITIES

Expenses payable & other payables                             -              29           -               30               26
InterFund, interPlan and other transfers payable - net        -             -             -              -                 63
Payable for securities purchased                              -             -             -              -                -
Note payable (Note 6)                                         -             -         414,079            -                -
Accrued interest on note payable                              -             -           7,244            -                -
                                                          ------------------------------------------------------------------
         Total Liabilities                                    -              29       421,323             30               89
                                                          -------------------------------------------------------------------

Net Assets Available for Plan Benefits
 (Notes 1 and 2)                                          $82,556      $287,986       $43,544        $32,133          $24,121
                                                          ===================================================================


                                             See notes to financial statements.

              NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
         Statement of Net Assets Available for Plan Benefits (Continued)
                                December 31, 1995
                             (Dollars in Thousands)

                                                                       Fund Information
                                                      --------------------------------------------------
                                                       Global          International
                                                      Balanced            Equity           U.S. Small
                                                        Fund               Fund             Cap Fund        Total
ASSETS

Investments at fair market value (cost $2,518,598)
 (see Notes 2 and 3)
      NYNEX Corporation common shares                   $   -            $   -             $  -         $1,467,801
      Government Obligations pooled fund                    -                -                -            128,745
      Contracts with insurance companies
       and other financial institutions                     -                -                -            811,786
      Telecommunications Fund common shares,
       excluding NYNEX Corporation common shares            -                -                -            157,087
      Value of Plan's participation in
       Master Trust (Note 3)                             19,796           22,087           27,798          721,685
      Temporary cash investments                            -                -                -             14,290
      Receivable for loan to participants                   -                -                -             82,556
                                                        ----------------------------------------------------------
         Total Investments                               19,796           22,087           27,798        3,383,950

Allotments and contributions receivable (Note 1)             16               25               30              (47)
InterFund, interPlan and other
  transfers receivable - net                                119              -                246            1,534
Dividends and interest receivable                           -                -                -                685
Other receivables                                           -                  1              -                302
                                                        ----------------------------------------------------------
         Total Assets                                    19,931           22,113           28,074        3,386,424

LIABILITIES

Expenses payable & other payables                            25               25               76              348
InterFund, interPlan and other transfers payable - net      -                 85              -              1,594
Payable for securities purchased                            -                -                -                166
Note payable (Note 6)                                       -                -                -            414,079
Accrued interest on note payable                            -                -                -              7,244
                                                        ----------------------------------------------------------
         Total Liabilities                                   25              110               76          423,431
                                                        ----------------------------------------------------------

Net Assets Available for Plan Benefits
 (Notes 1 and 2)                                        $19,906          $22,003          $27,998       $2,962,993
                                                        ==========================================================


                                             See notes to financial statements.

              NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
               Statement of Net Assets Available for Plan Benefits
                                December 31, 1994
                             (Dollars in Thousands)

                                                                                     Fund Information
                                                         -----------------------------------------------------------------------
                                                                            Diversified
                                                           NYNEX             Telephone                                 Diversified
                                                          Shares             Portfolio            Government             Equity
                                                           Fund               ("DTP")             Obligations           Portfolio
ASSETS

Investments at fair market value (cost $2,055,712)
 (see Note 2)
      NYNEX Corporation common shares                    $551,371            $ 11,197               $    -              $    -
      DTP common shares, excluding NYNEX
        Corporation common shares                             -               127,005                    -                   -
      Government Obligations pooled fund                      -                   -                  131,807                 -
      Contracts with insurance companies
        and other financial institutions                      -                   -                      -                   -
      Temporary cash investments                            6,391                 420                    -                   -
      Receivable for loans to Plan participants                -                  -                      -                   -
                                                          ----------------------------------------------------------------------
         Total Investments                                557,762             138,622                131,807                 -

Allotments and contributions receivable (Note 1)                2                 -                      -                     7
Interfund, interPlan and other
  transfers receivable - net                                2,044                 174                    -                   -
Receivable for securities sold                                -                   -                      -               426,219
Dividends and interest receivable                           8,871                 822                    -                   -
Other receivables                                             394                 150                    149                 269
                                                         -----------------------------------------------------------------------
         Total Assets                                     569,073             139,768                131,956             426,495

LIABILITIES

Expenses payable & other payables                              33                  13                      9                  24
InterFund, interPlan and other
  transfers payable - net                                      -                  -                       58                 569
Payable for securities purchased                              288                 -                      -                   -
Notes payable (Note 6)                                         -                  -                      -                   -
Accrued Interest on note payable                               -                  -                      -                   -
                                                          ----------------------------------------------------------------------
         Total Liabilities                                    321                  13                     67                 593
                                                          ----------------------------------------------------------------------

    Net Assets Available for Plan
      Benefits (Notes 1 and 2)                           $568,752            $139,755               $131,889            $425,902
                                                         =======================================================================

                                             See notes to financial statements.

              NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
         Statement of Net Assets Available for Plan Benefits (Continued)
                                December 31, 1994
                             (Dollars in Thousands)

                                                                            Fund Information
                                                      ------------------------------------------------------------
                                                       Interest                             Employee Stock
                                                        Income           Loan               Ownership Plan
                                                         Fund            Fund          Allocated       Unallocated          Total
ASSETS

Investments at fair market value (cost $2,055,712)
 (see Note 2)
      NYNEX Corporation common shares                 $    -          $   -            $166,758         $335,120        $1,064,446
      DTP common shares, excluding NYNEX
        Corporation common shares                          -              -                  -                 -           127,005
      Government Obligations pooled fund                   -              -                  -                 -           131,807
      Contracts with insurance companies
        and other financial institutions               786,959            -                  -                 -           786,959
      Temporary cash investments                        23,544            -               3,540               19            33,914
      Receivable for loans to Plan participants            -          77,812                 -                 -            77,812
                                                      ----------------------------------------------------------------------------
         Total Investments                             810,503        77,812            170,298          335,139         2,221,943

Allotments and contributions receivable (Note 1)            13            -                  -                 -                22
Interfund, interPlan and other
  transfers receivable - net                               -              -                  -                 -             2,218
Receivable for securities sold                             -              -                  -                 -           426,219
Dividends and interest receivable                           80            -               2,671            5,380            17,824
Other receivables                                          390            -                  56                -             1,408
                                                      ----------------------------------------------------------------------------
         Total Assets                                  810,986        77,812            173,025          340,519         2,669,634

LIABILITIES

Expenses payable & other payables                           48            -                  17                -               144
InterFund, interPlan and other
  transfers payable - net                                  135            -                 968                -             1,730
Payable for securities purchased                           -              -                 795                -             1,083
Notes payable (Note 6)                                     -              -                  -           427,427           427,427
Accrued Interest on note payable                           -              -                 -              7,026             7,026
                                                      ----------------------------------------------------------------------------
         Total Liabilities                                 183            -               1,780          434,453           437,410
                                                      ----------------------------------------------------------------------------

    Net Assets Available for Plan
      Benefits (Notes 1 and 2)                        $810,803       $77,812           $171,245         $(93,934)       $2,232,224
                                                      ============================================================================


                                                         See notes to financial statements.

              NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
         Statement of Changes in Net Assets Available for Plan Benefits
                                December 31, 1995
                             (Dollars in Thousands)

                                                                                       Fund Information
                                                        --------------------------------------------------------------------------
                                                         NYNEX                                           Diversified      Interest
                                                        Shares     Telecommunications    Government        Equity          Income
                                                         Fund             Fund           Obligations      Portfolio         Fund
Additions:

Allotments, Contributions, Allocations and Transfers:
  Employee allotments                                  $ 22,355         $    667         $  3,188         $ 33,213        $ 31,365
  Employing company contributions (Note 1)                1,163               37              468            2,173           3,025
  Allocation of shares to participants                      -                -                -                -               -
  Supplemental contributions                                -                -                -                -               -
  Loans to participants, net of transfers of
   participants' balances                               (84,787)          (8,970)          (8,739)          10,747         (13,340)
  Transfer for loan repayment                               -                -                -                -               -
                                                       -------------------------------------------------------------------------
    Total allotments, contributions,
     allocations and transfers                          (61,269)          (8,266)          (5,083)          46,133          21,050

Investment Income:
  Dividends on NYNEX Corporation common shares           24,548              238              -                -               -
  Other dividends                                           -              5,126              -                -               -
  Interest                                                  230               65              -                -            55,049
  Net appreciation in the fair value of investments     233,978           44,350           13,245              -               -
  Allocated share of Master Trust investment activities     -                -                -             155,917            -
                                                        --------------------------------------------------------------------------

    Total additions                                     197,487           41,513            8,162          202,050          76,099
                                                       ---------------------------------------------------------------------------

Deductions:

Administrative expenses                                     108               39              114              108             147
Distributions to participants                            53,921           13,265           11,312           31,381          69,271
Interest on loan                                           -                 -                -                -               -
                                                       --------------------------------------------------------------------------

    Total deductions                                     54,029           13,304           11,426           31,489          69,418
                                                       ---------------------------------------------------------------------------


    Net increase (decrease)                             143,458           28,209           (3,264)         170,561           6,681

Net Assets Available for Plan Benefits:

Beginning of year - January 1, 1995                     568,752          139,755          131,889          425,902         810,803
                                                       ---------------------------------------------------------------------------

End of year - December 31, 1995 (Note 2 and 3)         $712,210         $167,964         $128,625         $596,463        $817,484
                                                       ===========================================================================


                                                         See notes to financial statements.

              NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
    Statement of Changes in Net Assets Available for Plan Benefits(Continued)
                                December 31, 1995
                             (Dollars in Thousands)

                                                                                       Fund Information
                                                            -------------------------------------------------------------------
                                                                            Employee Stock          Active U.S.         U.S.
                                                            Loan            Ownership Plan            Equity          Balanced
                                                            Fund       Allocated     Unallocated       Fund            Fund

Additions:

Allotments, Contributions, Allocations and Transfers:
  Employee allotments                                     $   -         $   -         $   -          $ 2,341          $ 1,289
  Employing company contributions (Note 1)                    -          19,971           -              126               80
  Allocation of shares to participants                        -          20,392       (20,392)           -                -
  Supplemental contributions                                  -             -          25,887            -                -
  Loans to participants, net of transfers of
   participants' balances                                   4,744          (931)          -           25,271           20,046
  Transfer for loan repayment                                 -          (4,858)        4,858            -                -
                                                          -------------------------------------------------------------------
    Total allotments, contributions,
     allocations and transfers                              4,744        34,574        10,353         27,738           21,415

Investment Income:
  Dividends on NYNEX Corporation common shares                -           8,904        15,640            -                -
  Other dividends                                             -             -             -              -                -
  Interest                                                    -             111             4            -                -
  Net appreciation in the fair value of investments           -          88,370       150,116            -                -
  Allocated share of Master Trust investment activities       -             -             -            5,827            3,410
                                                          -------------------------------------------------------------------

    Total additions                                         4,744       131,959       176,113         33,565           24,825
                                                          -------------------------------------------------------------------

Deductions:

Administrative expenses                                       -              61           -               73               73
Distributions to participants                                 -          15,157           -            1,359              631
Interest on loan                                              -             -          38,635            -                -
                                                          -------------------------------------------------------------------

    Total deductions                                          -          15,218        38,635          1,432              704
                                                          -------------------------------------------------------------------


    Net increase                                            4,744       116,741       137,478         32,133           24,121

Net Assets Available for Plan Benefits:

Beginning of year - January 1, 1995                        77,812       171,245       (93,934)           -                -
                                                          -------------------------------------------------------------------

End of year - December 31, 1995 (Note 2 and 3)            $82,556      $287,986       $43,544        $32,133          $24,121
                                                          ===================================================================


                                                         See notes to financial statements.

              NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
   Statement of Changes in Net Assets Available for Plan Benefits (Continued)
                                December 31, 1995
                             (Dollars in Thousands)

                                                                       Fund Information
                                                      ----------------------------------------------
                                                        Global         International
                                                      Balanced           Equity           U.S. Small
                                                        Fund              Fund             Cap Fund         Total
Additions:

Allotments, Contributions, Allocations and Transfers:
  Employee allotments                                   $ 1,598          $ 2,590          $ 2,494       $  101,100
  Employing company contributions (Note 1)                   87              116              131           27,377
  Allocation of shares to participants                      -                -                -                -
  Supplemental contributions                                -                -                -             25,887
  Loans to participants, net of transfers of
   participants' balances                                15,846           18,776           24,043            2,706
  Transfer for loan repayment                               -                -                -                -
                                                        --------------------------------------------------------
    Total allotments, contributions,
     allocations and transfers                           17,531           21,482           26,668          157,070

Investment Income:
  Dividends on NYNEX Corporation common shares              -                -                -             49,330
  Other dividends                                           -                -                -              5,126
  Interest                                                  -                -                -             55,459
  Net appreciation in the fair value of investments         -                -                -            530,059
  Allocated share of Master Trust investment activities   3,185            1,412            2,516          172,267
                                                        ----------------------------------------------------------

    Total additions                                      20,716           22,894           29,184          969,311
                                                        ----------------------------------------------------------

Deductions:

Administrative expenses                                      68               54              178            1,023
Distributions to participants                               742              837            1,008          198,884
Interest on loans                                           -                -                -             38,635
                                                        ----------------------------------------------------------

    Total deductions                                        810              891            1,186          238,542
                                                       -----------------------------------------------------------


    Net increase                                         19,906           22,003           27,998          730,769

Net Assets Available for Plan Benefits:

Beginning of year - January 1, 1995                         -                -                -          2,232,224
                                                        ----------------------------------------------------------

End of year - December 31, 1995 (Note 2 and 3)          $19,906          $22,003          $27,998       $2,962,993
                                                        ==========================================================


                                                       See notes to financial statements.


              NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
         Statement of Changes in Net Assets Available for Plan Benefits
                                December 31, 1994
                             (Dollars in Thousands)

                                                                                              Fund Information
                                                                 -----------------------------------------------------------------
                                                                  NYNEX                                                Diversified
                                                                 Shares                               Government         Equity
                                                                  Fund               DTP              Obligations       Portfolio
Additions:

Allotments, Contributions, Allocations and Transfers:
  Employee allotments                                            $30,463          $    -                 $  5,504         $ 37,045
  Employing company contributions (Note 1)                         3,395               -                      743            2,962
  Allocation of shares to participants                              -                  -                     -                -
  Supplemental contributions                                        -                  -                     -                -
  Loans to participants, net of transfers of
   participants' balances                                        (14,511)            (17,591)             (27,344)          17,620
  Transfer for loan repayment                                       -                  -                     -                -
                                                                 -----------------------------------------------------------------
    Total allotments, contributions,
      allocations and transfers                                   19,347             (17,591)             (21,097)          57,627

Investment Income:
  Dividends on NYNEX Corporation
   common shares                                                  35,714                 753                 -               -
  Other dividends                                                   -                  6,035                 -                   8
  Interest                                                         1,612                  10                  243            1,400
  Net appreciation (depreciation)
   in the fair value of investments                              (49,284)            (10,581)               1,133            5,908
                                                                 -----------------------------------------------------------------

    Total additions (deductions)                                   7,389             (21,374)             (19,721)          64,943
                                                                 -----------------------------------------------------------------

Deductions:

Administrative expenses                                              199                  75                  159              255
Distributions to participants                                     41,431              10,274               11,109           27,830
Interest on loan                                                    -                  -                     -               -
                                                               -------------------------------------------------------------------

    Total deductions                                              41,630              10,349               11,268           28,085
                                                               -------------------------------------------------------------------


    Net (decrease) increase                                      (34,241)            (31,723)             (30,989)          36,858

Net Assets Available for Plan Benefits:

Beginning of year - January 1, 1994                              602,993             171,478              162,878          389,044
                                                                ------------------------------------------------------------------

End of year - December 31, 1994 (Note 2)                        $568,752            $139,755             $131,889         $425,902
                                                                ==================================================================


                                                       See notes to financial statements.

              NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
    Statement of Changes in Net Assets Available for Plan Benefits(Continued)
                                December 31, 1994
                             (Dollars in Thousands)

                                                                             Fund Information
                                                        -------------------------------------------------------------
                                                        Interest                              Employee Stock
                                                         Income           Loan                Ownership Plan
                                                          Fund            Fund          Allocated         Unallocated       Total
Additions:

Allotments, Contributions, Allocations and Transfers:
  Employee allotments                                   $ 36,397        $   -           $    -            $   -         $  109,409
  Employing company contributions (Note 1)                 4,752            -             28,764              -             40,616
  Allocation of shares to participants                       -              -             16,122          (16,122)             -
  Supplemental contributions                                 -              -                -             15,895           15,895
  Loans to participants, net of transfers of
   participants' balances                                 26,441         16,210             (933)             -               (108)
  Transfer for loan repayment                                -              -             (4,053)           4,053              -
                                                        --------------------------------------------------------------------------
    Total allotments, contributions,
      allocations and transfers                           67,590         16,210           39,900            3,826          165,812

Investment Income:
  Dividends on NYNEX Corporation
   common shares                                             -              -              9,713           21,857           68,037
  Other dividends                                            -              -                -                -              6,043
  Interest                                                53,237            -                116               11           56,629
  Net appreciation (depreciation)
   in the fair value of investments                          -              -            (13,285)         (30,853)         (96,962)
                                                        --------------------------------------------------------------------------

    Total additions (deductions)                         120,827         16,210           36,444           (5,159)         199,559
                                                        --------------------------------------------------------------------------

Deductions:

Administrative expenses                                      273            -                132              -              1,093
Distributions to participants                             54,257            -              6,470              -            151,371
Interest on loan                                             -              -                -             46,452           46,452
                                                        --------------------------------------------------------------------------

    Total deductions                                      54,530            -              6,602           46,452          198,916
                                                        --------------------------------------------------------------------------


    Net increase (decrease)                               66,297         16,210           29,842          (51,611)             643

Net Assets Available for Plan Benefits:

Beginning of year - January 1, 1994                      744,506         61,602          141,403           (42,323)      2,231,581
                                                        --------------------------------------------------------------------------

End of year - December 31, 1994 (Note 2)                $810,803        $77,812         $171,245          $(93,934)     $2,232,224
                                                        ==========================================================================


                                                       See notes to financial statements.

              NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                          NOTES TO FINANCIAL STATEMENTS
                             (Dollars in Thousands)

1.    Plan Description

      The Plan* was established by NYNEX Corporation ("NYNEX")on January 1, 1984 to provide a convenient way for salaried employees to save on a regular and long-term basis. Participants are able to invest in one or more combinations of the following funds (referred to herein individually as a "Fund" and collectively as the "Funds"): NYNEX Shares Fund, Telecommunications Fund, Government Obligations, Diversified Equity Portfolio, Interest Income Fund, Active U.S. Equity Fund, U.S. Balanced Fund, Global Balanced Fund, International Equity Fund and U.S. Small Cap Fund. The Plan also contains an Employee Stock Ownership component ("ESOP") described below.

      Allotments and Contributions

      An Eligible Employee may authorize a basic pre-tax allotment from 1% to 6% of Salary. An after-tax supplementary allotment of not more than 10% of Salary may be authorized by employees electing the maximum 6% basic allotment. Employing Company matching contributions are made based upon an amount equal to 66 2/3% of the authorized Basic After-tax Allotment and 75% of the authorized Basic Pre-Tax Allotment of each Participating Employee. Such matching contributions on authorized Basic Pre-tax Allotments are invested only in NYNEX shares and are placed in an Employee Stock Ownership Plan account within the Plan. Eligible Employees of certain of the companies which participate in the Plan are subject to different rules concerning allotments, company matching contributions and participation in the ESOP. For a detailed discussion of these differences, participants should refer to the Plan Document.

      Contributions are subject to applicable rules set forth in the Internal Revenue Code (the "Code") and the regulations thereunder.

      Participating Employees are immediately vested in their contributions plus actual earnings there on. A Participating Employee shall be vested in his/her accrued benefit derived from Employing Company contributions and Employing Company ESOP contributions after completing three years of service. Non-vested Employing Company contributions are forfeited and applied as a credit to reduce subsequent contributions of the Employing Company. At December 31, 1995, forfeited non-vested accounts were $110.





- -----------------------------
* This and certain other capitalized terms used but not defined herein shall have their respective meanings as defined in the Plan Prospectus.

              NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                             (Dollars in Thousands)

1.    Plan Description (Continued)

      Termination Priorities

      Although it has not expressed an interest to do so, in the event that the Plan is terminated by NYNEX, subject to conditions set forth in the Employee Retirement Income Security Act of 1974, as amended, the Plan provides that the net assets shall be distributed to Participating Employees in an amount equal to their respective vested interests in such assets.

      Fund Options

      The NYNEX Shares Fund invests primarily in the common stock of NYNEX.

      The Telecommunications Fund replaced the Diversified Telephone Portfolio ("DTP") on May 1, 1995. The Telecommunications Fund opened with a beginning unit value of 11.6230, which was the closing unit value of the DTP fund on April 28, 1995. Investment assets in the DTP fund were transferred from Bankers Trust Company to Mellon Bank, N.A. on May 2, 1995. The Fund's portfolio was restructured and is now comprised of twenty-six North American telephone utility and telecommunications companies each with a minimum market value of approximately $1 billion. Among the twenty-six companies are the eight companies that comprised the DTP. Unlike the DTP, the Telecommunications Fund is open to new contributions and allotments and its earnings are reinvested in the Fund. The Fund is a market weighted index fund and since May 2, 1995, has been managed by NYNEX Asset Management Company ("NAMCO").

      The Diversified Equity Portfolio invests in an equity index fund which, since January 3, 1995, has been managed by NAMCO. Only the Plan and the NYNEX Corporation Savings and Security Plan (Non-Salaried Employees) have interests in this Fund. This Fund is principally a portfolio of common stocks constructed and maintained with the objective of providing investment results which approximate the overall performance of the common stocks included in the Standard and Poors Composite Index of 500 stocks.

      The Government Obligations Fund invests in a Bankers Trust Company pooled Short Government Bond Index Fund. This Fund invests primarily in fixed income securities of the United States Government or any agency thereof with the objective of providing investment results which approximate the overall performance of the securities included in the Lehman Brothers Inc. 1 - 3 year Government Index. The Fund is managed by Bankers Trust Company.

              NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                             (Dollars in Thousands)

1.    Plan Description (Continued)

      The Interest Income Fund, invests primarily in a diversified portfolio of guaranteed insurance contracts issued by insurance companies ("GICs"). Some of the assets of the Fund are also invested in pools of asset-backed securities, corporate bonds, and obligations of the United States Government and its agencies ("Synthetic Guaranteed Investment Contract"). As an integral part of the purchase of each pool of these investments, a financial institution agrees to protect the pool, via a wrapper contract, to the extent its market value and/or interest return fluctuates but not in the event of a default of any security in the pool. The Plan is exposed to credit risk in the event of nonperformance by the entities with whom the contracts are placed. The Plan seeks to minimize credit risk by diversifying among a group of GIC issuers and other financial institutions which meet certain investment criteria established by NAMCO. These contracts guarantee (i) a fixed rate of interest for a fixed period of time or (ii) a fixed rate of interest for a fixed or indefinite period of time combined with the right to participate in income earned above such fixed rate. Such interest is not guaranteed by any of the Employing Companies. Effective September 1, 1993, the Plan was changed to allow greater flexibility for investments in a wider range of interest-bearing investments by redefining the types of investments permitted under this Fund. The Fund is managed by NAMCO.

      The following five Funds commenced operations on January 3, 1995: U.S. Balanced Fund, Global Balanced Fund, Active U.S. Equity Fund, International Equity Fund and U.S. Small Cap Fund. In addition to the Diversified Equity Portfolio, each of these Funds invests in the assets of unitized investment advisor account(s) of the NYNEX Master Pension Trust ("Master Trust") as delegated by NAMCO.

      The U.S. Balanced Fund invests in stocks and bonds of U.S. corporations in a variety of industries. This Fund targets approximately 60 percent in stocks with most of the remainder in bonds. As of December 31, 1995, NAMCO had selected the following unitized investment advisor account(s) of the Master Trust ("Master Trust pooled accounts") for the Fund: Fidelity Management Trust Company, Franklin Portfolio Associates, Inc., State Street Research and Management Company, TCW Asset Management Company, and Western Asset Management Company.

      The Global Balanced Fund primarily invests in a diversified array of international capital market stocks and bonds. The Fund has investments in a variety of developed countries in Europe and the Pacific. The Fund targets approximately 65 percent in stocks with most of the remainder in bonds. As of December 31, 1995, NAMCO had selected the following Master Trust pooled accounts for the Fund: Fidelity Management Trust Company, Franklin Portfolio Associates, Inc., State Street Global Advisors, State Street Research and Management Company, TCW Asset Management Company, Western Asset Management Company, and World Invest Limited.

              NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                             (Dollars in Thousands)

1.    Plan Description (Continued)

      The Active U.S. Equity Fund invests primarily in domestic common stocks. As of December 31, 1995, NAMCO had selected the following Master Trust pooled accounts for the Fund: Fidelity Management Trust Company, Franklin Portfolio Associates, Inc., and TCW Asset Management Company.

      The International Equity Fund invests in twenty international equity markets of developed countries in Europe and the Pacific; it has investments in many industries. The portfolio held may include both large and small capitalization stocks. As of December 31, 1995, NAMCO had selected State Street Global Advisors as the Master Trust pooled account for the Fund.

      The U.S. Small Cap Fund invests in the domestic stocks of smaller-sized companies, generally with market capitalization under $1 billion at the time of purchase. As of December 31, 1995, NAMCO had selected the following as the Master Trust pooled accounts for the Fund: Gardner Lewis Asset Management, L.P. and Investment Counselors of Maryland, Inc.

      The Master Trust pooled accounts selected as of May 31, 1996, were the same as those as of December 31, 1995, except for the addition of Morgan Stanley Asset Management and Capital Guardian Trust Company for both the Global Balanced Fund and International Equity Fund.

      The ESOP is a leveraged Fund that invests primarily in NYNEX shares. The ESOP component of the Plan is a stock bonus plan intended to qualify under Sections 401(a)(4) and 4975(e)(7) of the Code. An employee's Employing Company ESOP Contribution Account reflects all amounts released from the ESOP Suspense Account and any additional Employing Company contributions that are made on and after July 1, 1990 to match the employee's Employee Basic Pre-Tax Allotments, together with the earnings thereon. The employee may not withdraw or transfer funds out of the ESOP Fund except for hardship withdrawals and during certain election periods commencing with the plan year in which the latest of the (a) employee's attainment of age 55 or (b) completion of 10 years of participation in the Plan. The amounts allowed to be transferred during any election period are subject to certain limitations under the terms of the Plan. The ESOP Suspense Account (the "Unallocated Fund") which is part of the ESOP Fund consists of NYNEX Shares that were acquired with the proceeds of an acquisition loan and have not yet been released and allocated to participating employees.

      Pursuant to the Plan, loans were initially made available to certain Participating Employees effective January 1, 1987. The amount that a Participating Employee may borrow is limited by certain factors, including the Employee's vested interest in the respective Employee's pre-tax account. Generally, the amount can be no less than $1 and no

              NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                             (Dollars in Thousands)

1.    Plan Description (Continued)

      greater than $50. An employee may not have more than two loans outstanding. Except under certain circumstances, the loans provide for periodic repayments over a period not to exceed five years, at an interest rate determined under the Plan. Effective September 1, 1993, Participating Employees also may prepay the entire loan at any time, after the first of the month following the loan effective date. Loans are collateralized by the Participating Employee's vested account and are recorded in the Loan Fund. In the event of a default, all of the Participating Employee's contributions to the Plan shall be suspended. In addition, the Employees' Benefit Committee (the "Committee") shall cause the amount of unpaid debt to be deducted from any interest in, or payment or distribution from, the employee's account, subject to certain limitations. If the amount of such interest, payment or distribution is not sufficient to repay the unpaid balance of said debt, the Committee may exercise the Plan's right, if any, to any non-Plan assets and to the extent a loan balance remains, take whatever collection action, including suit, the Committee determines necessary.

      During 1995, Bankers Trust Company and Mellon Bank, N.A. were the Trustees for the Plan. Mellon Bank, N.A. was custodian of the assets for the Diversified Equity Portfolio, the U.S. Balanced Fund, the Global Balanced Fund, the Active U.S. Equity Fund, the International Equity Fund and the U.S. Small Cap Fund. Mellon Bank, N.A. was also custodian of the assets for the Telecommunications Fund beginning May 2, 1995. Bankers Trust Company was custodian of the assets for all other funds during 1995, including the DTP, until its assets were transferred to Mellon Bank, N.A. on May 2, 1995 as the Telecommunications Fund. Beginning January 1, 1996, all of the assets of the Plan were transferred to the Master Trust (see
      Note 3) for which Mellon Bank, N.A. is the Trustee and custodian of all Master Trust assets.

      Watson Wyatt Worldwide was the recordkeeper for the Plan during 1995.

      For a complete description of the Plan, participants should refer to the Plan Documents.

2.    Accounting Policies

      Value of Investments Held Outside of the Master Trust

      The value of NYNEX shares, throughout the respective Funds, and the value of the shares of each company in the Telecommunications Fund (DTP for 1994 and through April 28, 1995) are determined on the basis of the closing price per share as quoted by the New York Stock Exchange Composite Transactions listing on December 31 or, if no sales were made on that date, at the closing price on the first preceding day on which sales were made.

              NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                             (Dollars in Thousands)

2.    Accounting Policies (Continued)

      The value of the Plan's investment in the pooled Short Government Bond Index Fund included in the Government Obligations Fund is based on the pooled fund's respective per share value. The Trustee of the pooled funds determines per share value based upon fair market value of the underlying securities held by the Funds at December 31.

      The value of each contract with an insurance company or other financial institution included in the Interest Income Fund is reported at contract value in the Statements of Net Assets Available for Plan Benefits based upon the principal then invested in by the Fund plus the interest then accrued on such principal, which approximates the fair market value. In accordance with Statement of Position 94-4 "Reporting of Investment Contracts by Health and Welfare and Defined Contribution Pension Plans" and in connection with the fully benefit-responsive investment contracts, the following information is presented:

      (i)   The asset weighted crediting interest rate yielded a return of 6.8%.

      (ii) The crediting interest rates at December 31, 1995 ranged from 5.0% to 8.8%.

      (iii) The fair market value, as determined either by discounting future cash flows or by the market value of the underlying investments, at December 31, 1995 was approximately $811,852.

      Value of Investments Held In the Master Trust (See Note 3)

      The Trustee of the Master Trust values the investments in the Master Trust as follows:

      Investments in securities traded on national and foreign securities exchanges are valued by the Trustee at the last reported sale prices on the last business day of the year or, if no sales were reported on that date, at the last reported bid prices. Over-the-counter securities and government obligations are valued at the bid prices or the average of the bid and asked prices on the last business day of the year from published sources where available or, if not available, from other sources considered reliable, generally broker quotes.

      Forward currency contracts are valued by the Trustee at the exchange rate prevailing on the last business day of the year. Index futures contracts are valued by the Trustee at the closing index futures price prevailing on the last business day of the year. Both exchange rates and index futures prices are readily available from published sources.

              NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                             (Dollars in Thousands)

2.    Accounting Policies (Continued)

      Temporary cash investments are stated at cost which approximates fair market value.

      Purchases and Sales of Investments

      Purchases and sales of investments are reflected as of the trade date.

      Realized gains and losses on sales of investments are determined on the basis of average cost.

      Investment Income

      Dividend income is recorded on the ex-dividend date. Interest earned on investments is recorded on the accrual basis.

      Appreciation (Depreciation) of Investments

      The Statements of Changes in Net Assets Available for Plan Benefits reflects the net appreciation (depreciation) in the fair market value of the Plan's investments, which consists of the realized gains or losses and the unrealized appreciation (depreciation) on those investments.

      Plan Expenses

      Effective January 1, 1993, the Plan pays certain administrative fees out of Fund assets held in the Master Trust and, effective March 1, 1995, out of interest income earned from the Plan's disbursement account, as held by the Trustee, in accordance with Plan provisions and to the extent permitted by law. Any fees not paid by the Plan are paid by NYNEX.

      Distributions

      Distributions elected to be withdrawn and distributed from the Plan by participants are recorded when paid.

      NYNEX's Use of Estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires NYNEX, as Plan administrator, to make estimates and assumptions on behalf of the Plan that affect the reported amounts of assets and liabilities at the date of financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

              NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                             (Dollars in Thousands)

3.    Investments

      The following table reflects the investments that represent 5% or more of the Plan's net assets:

                                                   1995              1994
                                                   ----              ----

          NYNEX Corporation common shares         $1,467,801      $1,064,446
          New York Life Insurance Company         $  164,511      $  164,612

      Investment in Master Trust

      The Master Trust was established on January 1, 1984, and prior to January 1, 1995, it served as the vehicle for the investment of the assets of two defined benefit pension plans of NYNEX, the NYNEX Pension Plan and the NYNEX Management Pension Plan. Effective January 1, 1995, the Master Trust was amended to incorporate, in addition to the assets of such defined benefit pension plans, the following: (1) as of January 1, 1995, certain of the assets of the Plan and the NYNEX Corporation Savings and Security Plan (Non-Salaried Employees) and (2) as of January 1, 1996, all of the assets of the Plan and the NYNEX Corporation Savings and Security Plan (Non-Salaried Employees).

      All of the investment assets in the Master Trust are managed by investment advisors. Certain investments held in the Master Trust are unitized, aggregated and reported by the Master Trust as pooled accounts with a carrying value of $4,340,668 at December 31, 1995 and with investment earnings of $1,741,698 for the year ended December 31, 1995.

              NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                             (Dollars in Thousands)

3.    Investment in Master Trust (Continued)

      The investments held in the Master Trust pooled accounts at December 31, 1995 are as follows:

               Description                           Fair Value  (Note 2)
               -----------                           --------------------
      Bonds and notes:
        U. S. Government Obligations               $  328,728
        Mortgages and other
         corporate                                    264,296       $   593,024
                                                    ---------
      Preferred stocks                                                    8,938
      Common stocks:
        NYNEX Corporation                              16,679
        Other corporate                             3,173,098         3,189,777
                                                   ----------
      Real estate                                                            --
      Venture capital limited partnership                                    --

      Pooled funds and registered
       investment companies                                              14,156
      Forward currency sell contracts                                   151,124
      Master Trust pooled accounts
      Receivables for securities sold                                    17,386
      Other investments*                                                310,098
      Temporary cash investments and
       accrued income                                                   259,172
                                                                   ------------
                                                                      4,543,675
      Payables for securities purchased                                 (50,667)
      Forward currency purchase contracts                              (152,340)
      Other liabilities                                                      --
                                                                   ------------
      Net investments                                              $  4,340,668
                                                                   ============

      The Plan's sole investment in the Master Trust is its Fund Options' undivided interest in the Master Trust pooled accounts. The Plan's interests in the Master Trust pooled accounts' carrying value and investment income are reported in each respective Fund Option as the "Value of the Plan's participation in the Master Trust" and

* Other investments include foreign investments, principally foreign government debt.

              NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                             (Dollars in Thousands)

3.    Investment in NYNEX Master Trust (Continued)

      "Allocated share of Master Trust investment activities" in the Statement of Net Assets at December 31, 1995 and the Statement of Changes in Net Assets Available for Plan Benefits as of December 31, 1995, respectively. The Master Trust pooled accounts also hold interests of the NYNEX Savings and Security Plan (Non-Salaried Employees) and the NYNEX defined benefit pension plans and, accordingly, the totals in each statement do not equal the carrying value or net investment income of/from the Master Trust pooled accounts in this accompanying footnote.

      Investments are allocated to the Plan's Fund Options in accordance with their respective percentages of interest. The proportionate interests of the Plan's Fund Options in the carrying value of the Master Trust pooled accounts at December 31, 1995 are as follows:

      Active       U.S.       Global   International       U.S.    Diversified
      Equity    Balanced     Balanced     Equity       Small Cap      Equity
       Fund        Fund        Fund         Fund          Fund      Portfolio
       ----       -----        ----         ----          ----      --------
       0.7390%    0.5574%      0.4561%     0.5088%       0.6404%     13.7245%

              NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                             (Dollars in Thousands)

3.    Investment in Master Trust (Continued)

      Investment income and expenses are allocated to the Plan's Fund Options daily in accordance with their respective daily percentages of interest in the Master Trust's pooled accounts. Percentages of interest are based on the daily ratio of units owned by each Plan's Fund Options to the total units in the Master Trust pooled accounts. The allocated net investment income from the Master Trust pooled accounts to the Plan's Fund Options for the year ended December 31, 1995 is as follows:

                                                                             Fair Market Value
                                          ----------------------------------------------------------------------------------------
                                            Active     U.S. Balanced    Global        International   U.S. Small   Diversified
                                          Equity Fund      Fund        Balanced Fund     Equity Fund    Cap Fund  Equity Portfolio
                                          ----------------------------------------------------------------------------------------
      Interest                                $    3        $  273          $  358           $   18       $   74      $   4,882
      Dividends                                  426           201             176              335          174         10,710
      Net Appreciation (Depreciation)
       in the fair value of investments        5,398         2,933           2,638            1,058        2,268        140,320

      Other income/(expenses) - net                -             3              13                1            -              5
                                              ------        ------          ------            -----       ------       --------
           Net Investment Income              $5,827        $3,410          $3,185           $1,412       $2,516       $155,917
                                              ======        ======          ======           ======       ======       ========

              NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                             (Dollars in Thousands)

3.    Investment in Master Trust (continued)

      Derivative Financial Instruments

      Derivative financial instruments are used in the Master Trust's pooled accounts primarily to rebalance fixed income/equity allocations, to efficiently gain exposure to a specific underlying market, and to hedge the currency risk associated with foreign investments. Leveraging of the Plan's assets and speculation are prohibited as stated in the Plan documents. Currency hedge positions are not permitted to exceed the level of exposure in the Plan's foreign asset base. The derivatives most commonly used by investment managers are highly liquid exchange traded equity and fixed income futures and over-the-counter foreign exchange forward contracts.

      NYNEX's use of financial instruments for risk management purposes is represented by notional amounts. These notional values represent solely contractual amounts that serve as the basis or reference amounts upon which contractually stipulated calculations are based. Therefore, these amounts are intended to serve as general volume indicators only and do not represent the potential gain or loss from market or credit risks.

      The credit risk and amount of accounting loss of the Plan's forward contracts is equal to any gains which have not yet settled as of the Plan's year end. The credit risk of the Plan's futures contracts is equal to the posted margin plus any unsettled positive variation margin. The amount of accounting loss at year end is equal to any variation margin owed to the Plan's. The Plan's interest in foreign exchange forward contracts represent less than 5% of the Plan's net assets at December 31, 1995.

      Held for Trading Purposes
      The Plan's total interests in the notional and fair market values at December 31, 1995 and the average fair market values during the year of the equity and income futures contracts held by the Master Trust pooled accounts for trading purposes are as follows:

                                     Notional      Fair           Average
                                     Amount     Market Value  Fair Market Value
                                     --------   ------------  -----------------
           Index future contracts     $38,931    $40,919         $98,369

      The Plan was allocated $35,003 of net trading gains from futures contracts.

              NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                             (Dollars in Thousands)

4.    Number and Value of Units

      The interest of an employee in each Fund of the Plan, with the exception of the Loan Fund, is represented by units as described in Section 8 of the Plan. Effective August 1, 1994, a Participant's unit value is determined daily by dividing each Fund's adjusted net assets, as defined in the Plan, by the number of outstanding units. The number and value of units at each month end in 1995 and 1994, which are all unaudited except at December 31, 1995 and 1994, carried to the fourth decimal place, were as follows:

                                            December 31, 1995             December 31, 1994
                                            -----------------             -----------------
                                           Number        Value           Number       Value
                                          of Units      per Unit        of Units     per Unit
                                          --------      --------        --------     ---------
      NYNEX Shares Fund                   103,411,902   $ 6.8871       125,492,349   $ 4.5322
      Telecommunications Fund*             11,260,222    14.9168        12,906,877    10.8279
      Government Obligations               14,314,312     8.9858        16,211,961     8.1353
      Diversified Equity Portfolio         41,590,681    14.3413        40,885,238    10.4170
      Interest Income Fund                173,299,772     4.7172       183,779,017     4.4118
      Employee Stock Ownership Plan       152,926,708     1.8832       138,154,097     1.2395
      Active U.S. Equity Fund              23,635,232     1.3595             -           -
      U.S. Balanced Fund                   18,615,462     1.2958             -           -
      Global Balanced Fund                 15,586,008     1.2772             -           -
      International Equity Fund            20,236,160     1.0873             -           -
      U.S. Small Cap Fund                  21,938,069     1.2762             -           -


      * Unit value for December 31, 1994 is representative of the DTP Fund which was replaced by the Telecommunications Fund on May 1, 1995 (See Note 1).

              NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                             (Dollars in Thousands)

                    NYNEX Shares Fund         Telecommunications Fund*       Government Obligations   Diversified Equity Portfolio
                    -----------------         ------------------------       ----------------------   ----------------------------
                   Number       Value           Number      Value             Number       Value            Number          Value
1995              of Units     Per Unit        of Units    Per Unit          of Units     Per Unit         of Units        Per Unit
- ----              --------     --------        --------    --------          --------     --------         --------        --------
                       (Unaudited)                  (Unaudited)                    (Unaudited)                   (Unaudited)
January         122,335,539     4.8567       12,581,184     11.3962          15,883,393     8.2224       39,573,993       10.7099
February        119,979,865     4.8269       12,335,992     11.3786          15,569,807     8.3270       39,246,019       11.1356
March           117,738,445     4.9407       12,090,183     11.4243          15,402,445     8.3762       39,310,566       11.4566
April           115,583,924     5.0911       11,044,589     11.7433          15,247,665     8.4470       39,440,229       11.7870
May             113,698,049     5.1973       10,902,219     11.6230          15,011,629     8.5926       39,469,241       12.2637
June            112,709,099     5.0846       10,801,995     11.9259          14,910,651     8.6389       39,512,942       12.5506
July            110,851,472     5.2092       10,797,750     12.3775          14,760,138     8.6753       40,007,192       12.9537
August          108,163,723     5.6763       10,883,747     12.9504          14,599,049     8.7236       40,355,124       12.9957
September       106,886,336     6.0209       10,991,580     13.8801          14,524,774     8.7639       40,955,178       13.5431
October         106,139,502     6.0015       11,043,609     13.9432          14,373,344     8.8389       41,126,020       13.4922
November        103,780,785     6.3308       11,098,803     14.3061          14,291,321     8.9139       41,239,861       14.0767

                    Interest Income Fund      Employee Stock Ownership Plan - Allocated            Active U.S. Equity Fund
                    --------------------      -----------------------------------------            -----------------------
                 Number            Value           Number                   Value                  Number            Value
  1995          of Units          Per Unit        of Units                 Per Unit               of Units          Per Unit
  ----          --------          --------        --------                 --------               --------          --------
                       (Unaudited)                           (Unaudited)                                  (Unaudited)
January       183,833,695          4.4397          139,880,696            1.3193                  6,630,564          1.0149
February      184,661,643          4.4620          141,619,158            1.3114                  9,916,918          1.0566
March         185,783,218          4.4867          145,253,885            1.3514                 12,453,722          1.0849
April         186,202,656          4.5094          146,693,374            1.3927                 14,286,713          1.1168
May           185,627,174          4.5363          148,198,852            1.4243                 16,131,150          1.1560
June          185,082,471          4.5611          149,194,449            1.3878                 16,810,328          1.1889
July          182,631,898          4.5869          150,756,432            1.4219                 19,119,909          1.2449
August        180,308,343          4.6130          150,878,723            1.5498                 20,999,747          1.2582
September     179,559,559          4.6376          153,154,061            1.6442                 22,825,410          1.3006
October       178,579,083          4.6639          154,202,498            1.6387                 22,733,525          1.2819
November      175,288,973          4.6894          151,504,722            1.7285                 23,152,390          1.3365

                    U.S. Balanced Fund          Global Balanced Fund        International Equity Fund       U.S. Small Capital Fund
                    ------------------          --------------------        -------------------------       -----------------------
                 Number         Value          Number            Value         Number        Value        Number           Value
  1995          of Units       Per Unit       of Units          Per Unit      of Units      Per Unit     of Units         Per Unit
  ----          --------       --------       --------          --------      --------      -----        --------         --------
                       (Unaudited)                  (Unaudited)                    (Unaudited)                   (Unaudited)
January       3,094,661         1.0153     5,743,907           1.0094         7,638,124    0.9794         4,411,080        0.9841
February      5,031,431         1.0506     7,558,036           1.0392        10,141,849    0.9778         6,470,864        1.0362
March         7,217,502         1.0708     9,272,698           1.0650        11,744,775    1.0270         8,472,178        1.0839
April        10,016,306         1.0962    10,685,292           1.0930        13,799,797    1.0621        10,430,844        1.1303
May          11,573,870         1.1388    12,071,394           1.1263        15,033,260    1.0512        12,073,043        1.1600
June         12,347,962         1.1628    12,590,398           1.1440        15,730,112    1.0378        13,703,044        1.2359
July         13,953,570         1.1933    13,491,680           1.1832        16,291,386    1.0944        17,522,528        1.3434
August       15,163,403         1.2073    14,272,893           1.1882        16,788,045    1.0535        20,239,954        1.3310
September    16,113,314         1.2378    14,779,295           1.2155        17,283,348    1.0570        21,807,004        1.3523
October      16,654,708         1.2340    15,138,745           1.2051        17,852,144    1.0205        21,757,668        1.2872
November     18,029,164         1.2737    15,108,514           1.2443        18,900,673    1.0436        21,462,127        1.3037

*   Unit values for January through April reflect the DTP Fund which was replaced by the Telecommunications Fund on May 1, 1995
(see Note 1).

              NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                             (Dollars in Thousands)

5.    Federal Income Taxes

      The Internal Revenue Service has determined and informed NYNEX by a letter dated October 12, 1995, that the Plan, as submitted, is qualified and the Master Trust established under the Plan is tax-exempt, under the appropriate sections of the Code. The Plan has been amended since receiving the determination letter. However, the Plan administrator and the Plan's tax counsel believe that the Plan is currently designed and being operated in compliance with the applicable requirements of the Code. Therefore, they believe that the Plan was qualified and the related Master Trust was tax-exempt as of the date of the financial statements.

6.    Indebtedness

      During 1990, pursuant to the NYNEX Employee Stock Ownership Trust, the ESOP Trust issued a Secured Promissory Note of $449,297 to NYNEX for the purpose of purchasing shares of common stock of NYNEX. The Secured Promissory Note is collateralized by all shares of common stock of NYNEX acquired by the ESOP Trust. The borrowings bear interest at 9.778% and have maturities from February 1, 1996 through February 1, 2015. Principal amounts of $12,236, $14,519, $15,708, $16,820 and $17,862 will be payable in 1996 to 2000, respectively. Employing Company supplemental contributions to the ESOP Fund and dividends earned on unallocated and allocated shares for 1995 of $25,887, $15,641, and $3,735 and for 1994 of $15,895, $21,857 and $4,243 respectively, were used to pay principal and interest on the debt. Interest credits earned from principal prepayments were used to pay interest on the debt of $2,669 and $2,626 in 1995, and 1994, respectively. The fair market value of the Note, $418,738 at December 31, 1995, is estimated based on the quoted market price of similar issues with a similar remaining maturity.

7.    Related Party Transactions

      NAMCO, a wholly owned subsidiary of NYNEX, is the investment adviser for the Telecommunications Fund, Diversified Equity Portfolio and Interest Income Fund and therefore qualifies as a related party-in-interest. NAMCO received no compensation from the Plan for the investment advisory services rendered to the Plan.

              NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                             (Dollars in Thousands)

8.    Concentrations of Credit Risk

      Financial instruments which potentially subject the Plan to concentrations of credit risk consist principally of investment contracts with insurance companies and other financial institutions.

      The Plan places its investment contracts with high-credit quality insurance companies and financial institutions in order to limit credit exposure.

9.    Plan Amendments

      On December 22, 1995, the Plan was amended to adopt amendments required by the Internal Revenue Service as part of the determination letter process. The amendments pertain to several topics, including the family aggregation rules, the actual deferral percentage test rules, the actual contribution percentage test rules, correcting excess allotments and contributions, and the employee stock ownership plan rules.

      Effective January 1, 1996, the Plan was changed in certain respects, including the following:

      - to expand the "deemed" hardship withdrawals to include payment of room and board expenses.

      Effective August 1, 1995, the Plan was changed in certain respects, including the following:

      - to change the definition of compensation to include amounts deferred under the NYNEX Executive Incentive Award Deferral.

      Effective May 1, 1995, the Plan was changed in certain respects including the following:

      -  to eliminate the DTP and replace it with the Telecommunications Fund.

      Effective April 1, 1995, the Plan was changed in certain respects including the following:

      -  to reduce the minimum Employee Basic Allotment from 2% to 1%.

      Effective January 3, 1995, the Plan was changed in certain respects including the addition of five new investment options. The new options are as follows:

      -  The U.S. Balanced Fund,
      -  The Global Balanced Fund,
      -  The Active U.S. Equity Fund,
      -  The International Equity Fund and
      -  The U.S. Small Cap Fund.

              NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                             (Dollars in Thousands)

10.   Reconciliation of Form 11-K to Form 5500

      The Department of Labor requires that amounts allocated to accounts of persons who have elected to withdraw from the Plan but have not yet been paid be reported as liabilities on the Plan's Form 5500. In accordance with the relevant American Institute of Certified Public Accountants audit and accounting guide, benefit amounts should not be accrued as liabilities of the Plan. The following is a reconciliation of distributions to participants and net assets available for Plan benefits in the financial statements to the amounts reported in Form 5500.

                                                                        December 31,
                                                                     1995            1994
                                                                     ----            ----
        Aggregate distributions to participants
        as presented in the Statement of Changes
        in Net Assets Available for Plan
        Benefits                                                $  198,884      $  151,371

        Add:  Current year benefits claims payable
        presented in the Statement of Net Assets Available
        for Plan Benefits in Form 5500 (see Note 2)                    681             670

        Less:  Prior year benefits claims payable
        presented in the Statement of Net Assets Available
        for Plan Benefits in Form 5500 (see Note 2)                    670           8,980
                                                                 ---------       ---------

        Benefit payments and payments to provide
        benefits directly to Participants and
        beneficiaries presented in the Statement of
        Changes in Net Assets Available for Plan
        Benefits in Form 5500                                   $  198,895      $  143,061
                                                                ==========      ==========



        Net assets available for Plan benefits
        presented in the Statement of Net Assets
        Available for Plan Benefits for the year
        ended                                                    2,962,993       2,232,224

        Less:  Benefits claims payable presented
        in the Statement of Net Assets Available
        for Plan Benefits in Form 5500
        (see Note 2)                                                   681             670
                                                                 ---------       ---------

        Net assets available for Plan Benefits presented
        in the Statement of Net Assets Available for Plan
        Benefits in Form 5500                                   $2,962,312      $2,231,554
                                                                ==========      ==========

              NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
           ITEM 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES

                             (Dollars in Thousands)

                                                                          December 31, 1995
                                                            ----------------------------------------------
                                                            Number of
                                                            Shares or                             Fair
                                                            Principal                             Market
Name of Issuer and Title of Issue                             Amount             Cost             Value
- ---------------------------------                           ---------            ----             -------
NYNEX SHARES FUND

  NYNEX Corporation common shares*--(99.3%)                  13,113,880 shs      $403,541         $708,150
                                                                                 --------         --------
  Temporary Cash Investments--(.7%)                              $4,978             4,978            4,978
                                                                                  -------          -------

        Total NYNEX Shares Fund--(100.0%)                                         408,519          713,128
                                                                                  -------          -------

TELECOMMUNICATIONS FUND

  NYNEX Corporation common shares--(5.1%)                       158,612 shs         2,562            8,565
                                                                                    -----            -----

  Other common shares:
    Airtouch Communications Inc..................               183,935 shs         5,487            5,196
    Alltel Corp..................................                70,361             1,913            2,076
    Ameritech Corp New...........................               205,672             2,474           12,135
    AT&T Corp....................................               590,275            10,746           38,220
    BCE Inc......................................               115,180             3,566            3,974
    Bell Atlantic Corp...........................               162,510             2,966           10,868
    BellSouth Corp...............................               368,765             3,874           16,041
    Century Tel Enterprises Inc..................                21,526               606              683
    Cincinnati Bell Inc..........................                23,989               632              834
    Frontier Corp................................                58,259             1,515            1,748
    GTE Corp.....................................               360,426            12,589           15,859
    MCI Communications Corp......................               252,368             5,696            6,593
    MFS Communications Co Inc....................                23,775               927            1,266
    Nextel Communications Inc CL A...............                71,807             1,256            1,059
    Pacific Telesis Group........................               159,533             1,359            5,364
    Paging Network Inc...........................                37,376               741              911
    Rogers Cantel Mobile Commn Inc CL B Sub Vtg..                 6,693               158              177
    SBC Communications Inc.......................               226,746             2,690           13,038
    Southern New England Telecommunications Corp                 23,989               800              954
    Sprint Corp..................................               129,798             4,391            5,176
    Telefonos De Mexico S A Sponsored Adr Repstg
     Sh Ord L....................................               147,630             4,607            4,706
    Telephone & Data Sys Inc.....................                21,205               833              838
    U S West Communications Group................               175,310             2,482            6,267
    United States Cellular Corp..................                17,938               593              605
    Worldcom Inc.................................                70,896             2,105            2,499
                                                                                  -------          -------
        Total Other common shares--(93.5%)                                         75,006          157,087
                                                                                  -------          -------

  Temporary Cash Investments--(.7%)                              $1,238             1,238            1,238
                                                                                    -----            -----

        Total Telecommunications Fund--(99.3%)                                     78,806          166,890
                                                                                  -------          -------

GOVERNMENT OBLIGATIONS FUND
  Pooled Short Government Bond
   Index Fund*--(100.1%)........................             96,265,026 shs       100,187          128,745
                                                                                  -------          -------

        Total Government Obligations--(100.1%)....                                100,187          128,745
                                                                                  -------          -------

              NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES

                             (Dollars in Thousands)

                                                                                                          December 31, 1995
                                                                                         ------------------------------------------
                                                                                            Number of
                                                                                             Shares or                    Fair
                                                                                             Principal                    Market
                  Name of Issuer and Title of Issue                                            Amount          Cost       Value
                  ---------------------------------                                            ------          ----       ------
INTEREST INCOME FUND
  Contracts with Insurance Companies and Other Financial Institutions:+
  American International Life Assurance Company, 5.63%-7.64%, matures 6/30/96-3/31/98             48,147 shs    48,147    48,147
  Brundage Story & Rose, 6.79%, matures 1/1/99-7/01/99 ...............................            78,376        78,376    78,376
  CDC Investment Management Corporation, 5.69%-7.05%, matures 3/31/96-7/1/97 .........           106,875       106,875   106,875
  Connecticut General Life Insurance Company, 6.33%-6.47%, matures 9/30/96-10/1/97....            19,633        19,633    19,633
  John Hancock Mutual Life Insurance Company, 5.06%-6.97%, matures 6/30/96-1/1/99.....            72,847        72,847    72,847
  Metropolitan Life Insurance Company, 5.65%-8.37%, matures 12/31/95-4/1/98...........           116,737       116,737   116,757
  Mutual Benefit Life Insurance Company**, matures 12/31/00-12/31/04..................             4,317         4,317     4,317
  New York Life Insurance Company*, 4.99%-7.65%, matures 12/31/96-12/31/98............           164,511       164,511   164,511
  The Principal Financial Group, 6.15%, matures 7/1/96-7/1/97.........................            25,407        25,407    25,407
  The Prudential Insurance Company of America, 5.80%-8.85%, matures 12/31/95-3/31/98..            72,166        72,166    72,166
  Sanford Bernstein, 6.10%, matures 7/1/96-7/1/97.....................................            67,821        67,821    67,821
  State Mutual Company, 8.40%, matures 3/31/96........................................            10,625        10,625    10,625
  Union Bank of Switzerland, 5.08%, matures 9/30/98...................................            24,304        24,304    24,304
                                                                                                               -------   -------

      Total Contracts with Insurance Companies and other Financial Institutions:--(99.3%)                      811,766   811,786

Temporary Cash Investments--(0.8%)...................................................             $6,400         6,400     6,380
                                                                                                                 -----     -----

      Total Interest Income Fund:--(100.1%)                                                                    818,166   818,166
                                                                                                               -------   -------

LOAN FUND
  Receivable for Loans to Plan Participants--(100%)                                              $82,556        82,556    82,556
                                                                                                                ------    ------

      Total Loan Fund--(100%)..........................................................                         82,556    82,556
                                                                                                                ------    ------

              NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
     ITEM 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES (Continued)

                             (Dollars in Thousands)

                                                                                 December 31, 1995
                                                                        --------------------------------------------------
                                                                             Number of
                                                                             Shares or                            Fair
                                                                             Principal                            Market
                  Name of Issuer and Title of Issue                            Amount               Cost          Value
                  ---------------------------------                           ---------              ----          ------
EMPLOYEE STOCK OWNERSHIP PLAN
  Allocated
  NYNEX Corporation common shares*--(99.4%).............                   5,300,788 shs        $  210,921      $  286,243
  Temporary Cash Investments--(0.6%).....................                     $1,670                 1,670           1,670
                                                                                                     -----           -----

      Total Allocated:--(100%)..........................                                           212,591         287,913
                                                                                                ----------      ----------

  Unallocated
  NYNEX Corporation common shares*......................                   8,608,203 shs           343,794         464,843
  Temporary Cash Investments............................                      $   24                    24              24
                                                                                                     -----           -----

      Total Unallocated..................................                                          343,818         464,867
                                                                                                ----------      ----------

Total Employee Stock Ownership Plan....................                                            556,409         752,780
                                                                                                ----------      ----------
             Grand Total:--(89.9%)........................                                      $2,044,643      $2,662,265
                                                                                                ----------      ----------

- --------------------
* Investment represents 5% or more of the Plan's Net Assets Available for Plan
Benefits.

+ The contracts with insurance companies and other financial institutions guarantee the crediting of interest at a stated rate on monies placed with them. Collectively, these contracts result in a composite interest rate. The composite interest rate for the calendar year 1995 was approximately 6.8%.

    The amount of interest credited to the Fund is a function of the timing and size of the remittance of participants' allotments, company contributions and proceeds from maturing contracts.

** The financial institution was assigned an "E" rating by major rating agencies due to a deteriorating financial condition. The institution is currently in a plan of rehabilitation under state supervision. Interest has been earned and accrued on the value of the contract during the period ending December 13, 1995.

NOTE: Percentages in parentheses represent the percentage of each fund's net assets available for Plan benefits.

                                     NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                                       ITEM 27D - SCHEDULE OF REPORTABLE TRANSACTIONS

               PARTY INVOLVED/          PURCHASE OR                          COST OF        CURRENT VALUE         NET GAIN
               SECURITY NAME           SELLING PRICE       EXPENSES           ASSET           OF ASSET            OR LOSS
    =================================  ==============    =============   ================ =================   ===============
    MISCELLANEOUS

    MELLON S&P 500
    PURCHASED ON   01/03/1995            100,244.400          NET                          425,979,269.93
    PARTN IN GROUP ANNUITY CONTRACT
    GIC #1 WITH SANFORD BERNSTEIN
    SYNTHETIC 6.440% 09/30/2000
    PURCHASED ON   07/10/1995                100.000          NET                           65,000,000.00
    PARTN IN GROUP ANNUITY CONTRACT
    W/BRUNDAGE STORY & ROSE # 11A
    6.55% 03/99
    PURCHASED ON   04/03/1995                100.000          NET                           50,000,000.00
    METLIFE GAC#13960 8.25% 03/31/1998
    PURCHASED ON   01/04/1995                100.000          NET                           42,000,000.00
    PARTN CTF GROUP ANNUITY CONTRACT
    #BRIC #106-03 WITH CDC INVESTMENT
    MGMT CORP 7.050%
    PURCHASED ON   04/03/1995                100.000          NET                           35,000,000.00
    PARTN IN GROUP ANNUITY CONTRACT #
    GA 9385 WITH HARTFORD LIFE INSURANCE
    COMPANY 5.720% 01/31/1994
    SOLD ON        03/20/1995                100.000          NET         33,347,727.28     33,347,727.28          0.00
    PARTN IN GROUP ANNUITY CONTRACT
    FM-22020 (A) WITH CONNECTICUT GENERAL
    LIFE INS CO 4.52% WITH 5.25 YEAR AVG
    SOLD ON        06/30/1995                100.000          NET         29,503,425.73     29,503,425.73          0.00
    PARTN IN GROUP ANNUITY CONTRACT
    #4-19126 WITH PRINCIPAL MUTUAL
    6.150% 09/30/1999
    PURCHASED ON   10/03/1995                100.000          NET                           25,000,000.00
    PARTN IN GROUP ANNUITY CONTRACT #
    12541 WITH METROPOLITAN LIFE
    8.370% 12/31/1995
    SOLD ON        10/02/1995                100.000          NET         23,843,919.90     23,843,919.90          0.00
    CIGNA #25190 6.330% 06/30/1999
    PURCHASED ON   10/03/1995                100.000          NET                           21,800,000.00
    PARTN IN GROUP ANNUITY CONTRACT #
    12541 WITH METROPOLITAN LIFE
    8.370% 12/31/1995
    SOLD ON        01/04/1995                100.000          NET         21,242,586.13     21,242,586.13          0.00

                                                              34




                                         NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                                             ITEM 27D - SCHEDULE OF REPORTABLE TRANSACTIONS

               PARTY INVOLVED/          PURCHASE OR                          COST OF        CURRENT VALUE         NET GAIN
               SECURITY NAME           SELLING PRICE       EXPENSES           ASSET           OF ASSET            OR LOSS
    =================================  ==============    =============   ================ =================   ===============
    MISCELLANEOUS

    PARTN IN GROUP ANNUITY CONTRACT
    #FM-22020 (B) WITH CONNECTICUT
    GENERAL 4.93% 06/30/1995
    SOLD ON        07/03/1995                100.000          NET         18,334,154.43     18,334,154.43          0.00
    SOLD ON        03/31/1995                100.000          NET         18,121,960.37     18,121,960.37          0.00
    PARTN IN GROUP ANNUITY CONTRACT
    GIC #1 WITH SANFORD BERNSTEIN
    SYNTHETIC 6.440% 09/30/2000
    PURCHASED ON   10/03/1995                100.000          NET                           15,000,000.00
    PARTN IN GROUP ANNUITY CONTRACT
    #4-19126 WITH PRINCIPAL MUTUAL
    6.150% 09/30/1999
    PURCHASED ON   07/05/1995                100.000          NET                           14,000,000.00
    PARTN IN GROUP ANNUITY CONTRACT #
    91479-B02 WITH STATE MUTUAL CO
    8.40% 12/31/1995
    SOLD ON        05/09/1995                100.000          NET         11,690,344.15     11,690,344.15          0.00
    PARTN IN GROUP ANNUITY CONTRACT #
    91479-B01 WITH STATE MUTUAL CO
    8.38% 12/31/1995
    SOLD ON        10/02/1995                100.000          NET         10,412,860.80     10,412,860.80          0.00
    PARTN IN GROUP ANNUITY CONTRACT #
    2003 WITH UNION BANK OF SWITZERLAND
    6.860% 10/01/1994
    SOLD ON        01/03/1995                100.000          NET         10,155,720.22     10,155,720.22          0.00
    PARTN CTF GROUP ANNUITY CONTRACT
    #14072 WITH METROPOLITAN LIFE
    7.070%
    PURCHASED ON   06/05/1995                100.000          NET                            9,851,755.97
    PARTN IN GROUP ANNUITY CONTRACT #
    12391  WITH METROPOLITAN LIFE
    8.22% 04/01/1995
    SOLD ON        10/02/1995                100.000          NET          9,010,761.39      9,010,761.39          0.00
    PARTN IN GROUP ANNUITY CONTRACT #
    2003 WITH UNION BANK OF SWITZERLAND
    6.860% 10/01/1994
    SOLD ON        04/03/1995                100.000          NET          8,338,703.56      8,338,703.56          0.00
    METLIFE GAC#13960
    8.25% 03/31/1998
    PURCHASED ON   02/17/1995                100.000          NET                            8,334,410.74



                                                                     35




                                         NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                                             ITEM 27D - SCHEDULE OF REPORTABLE TRANSACTIONS

               PARTY INVOLVED/          PURCHASE OR                          COST OF        CURRENT VALUE         NET GAIN
               SECURITY NAME           SELLING PRICE       EXPENSES           ASSET           OF ASSET            OR LOSS
    =================================  ==============    =============   ================ =================   ===============
    MISCELLANEOUS

    PARTN IN GROUP ANNUITY CONTRACT
    WITH BANKERS TRUST
    8.950% 10/01/1993
    SOLD ON        10/02/1995                100.000          NET          8,269,054.99      8,269,054.99          0.00
    PARTN IN GROUP ANNUITY CONTRACT
    METROPOLITAN LIFE CONTRACT
    #10326-4 8.80% MATURING FROM
    7/05/89 TO 03/15/95
    SOLD ON        02/15/1995                100.000          NET          8,060,875.38      8,060,875.38          0.00
    PARTN IN GROUP ANNUITY CONTRACT
    METROPOLITAN LIFE CONTRACT
    #10326-4 8.80% MATURING FROM
    7/05/89 TO 03/15/95
    SOLD ON        01/17/1995                100.000          NET          8,005,838.42      8,005,838.42          0.00
    METLIFE GAC#13960
    8.25% 03/31/1998
    PURCHASED ON   01/23/1995                100.000          NET                            8,005,838.42
    CIGNA #25190
    6.330% 06/30/1999
    SOLD ON        12/01/1995                100.000          NET          8,000,000.00      8,000,000.00          0.00
    PARTN IN GROUP ANNUITY CONTRACT
    METROPOLITAN LIFE CONTRACT
    #10326-4 8.80% MATURING FROM
    7/05/89 TO 03/15/95
    SOLD ON        03/15/1995                100.000          NET          7,945,253.32      7,945,253.32          0.00
    PARTN CTF GROUP ANNUITY CONTRACT
    #14072 WITH METROPOLITAN LIFE
    7.070%
    SOLD ON        06/30/1995                100.000          NET          7,850,755.97      7,850,755.97          0.00
    PARTN IN GROUP ANNUITY CONTRACT
    PROVIDENT NATIONAL #020-3953-02A
    9.58%
    SOLD ON        07/03/1995                100.000          NET          7,083,177.99      7,083,177.99          0.00
    PARTN IN GROUP ANNUITY CONTRACT
    PRUDENTIAL CONTRACT #5779-212 8.85%
    06/30/89 06/30/89 06/30/90  06/30/95
    SOLD ON        07/03/1995                100.000          NET          6,911,926.33      6,911,926.33          0.00
    CIGNA #25190
    6.330% 06/30/1999
    PURCHASED ON   10/10/1995                100.000          NET                            6,674,504.40



                                                                   36


                                         NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                                             ITEM 27D - SCHEDULE OF REPORTABLE TRANSACTIONS

               PARTY INVOLVED/          PURCHASE OR                          COST OF        CURRENT VALUE         NET GAIN
               SECURITY NAME           SELLING PRICE       EXPENSES           ASSET           OF ASSET            OR LOSS
    =================================  ==============    =============   ================ =================   ===============
    MISCELLANEOUS

    CIGNA #25190
    6.330% 06/30/1999
    SOLD ON        10/31/1995                100.000          NET          5,000,000.00      5,000,000.00          0.00
    SOLD ON        11/13/1995                100.000          NET          5,000,000.00      5,000,000.00          0.00
    SOLD ON        12/11/1995                100.000          NET          5,000,000.00      5,000,000.00          0.00
    PARTN IN GROUP ANNUITY CONTRACT
    GIC #1 WITH SANFORD BERNSTEIN
    SYNTHETIC 6.440% 09/30/2000
    SOLD ON        08/09/1995                100.000          NET          5,000,000.00      5,000,000.00          0.00
    SOLD ON        08/31/1995                100.000          NET          5,000,000.00      5,000,000.00          0.00
    SOLD ON        09/19/1995                100.000          NET          5,000,000.00      5,000,000.00          0.00
    PARTN CTF GROUP ANNUITY CONTRACT
    #14072 WITH METROPOLITAN LIFE
    7.070%
    PURCHASED ON   04/03/1995                100.000          NET                            4,700,000.00
    PARTN IN GROUP ANNUITY CONTRACT
    #06533 WITH NEW YORK LIFE INS CO
    GTD PENSION INVT 7.650% 06/30/1997
    SOLD ON        06/30/1995                100.000          NET          4,512,601.20      4,512,601.20          0.00
    PARTN IN GROUP ANNUITY CONTRACT #
    12391  WITH METROPOLITAN LIFE
    8.22% 04/01/1995
    SOLD ON        01/03/1995                100.000          NET          4,000,000.00      4,000,000.00          0.00
    METLIFE GAC#13960
    8.25% 03/31/1998
    PURCHASED ON   01/09/1995                100.000          NET                            4,000,000.00
    CIGNA #25190
    6.330% 06/30/1999
    SOLD ON        11/08/1995                100.000          NET          4,000,000.00      4,000,000.00          0.00
    PARTN IN GROUP ANNUITY CONTRACT
    #5779-214 WITH PRUDENTIAL
    8.41% 4.25YEARS
    SOLD ON        02/15/1995                100.000          NET          3,548,676.79      3,548,676.79          0.00
    METLIFE GAC#13960
    8.25% 03/31/1998
    PURCHASED ON   01/17/1995                100.000          NET                            3,483,110.15
    PARTN CTF GROUP ANNUITY CONTRACT
    GAC # 7469 WITH JOHN HANCOCK
    6.970% 12/31/1998
    SOLD ON        07/05/1995                100.000          NET          3,360,579.39      3,360,579.39          0.00



                                                                   37

                                         NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                                             ITEM 27D - SCHEDULE OF REPORTABLE TRANSACTIONS

               PARTY INVOLVED/          PURCHASE OR                          COST OF        CURRENT VALUE         NET GAIN
               SECURITY NAME           SELLING PRICE       EXPENSES           ASSET           OF ASSET            OR LOSS
    =================================  ==============    =============   ================ =================   ===============
    MISCELLANEOUS

    PARTN CTF GROUP ANNUITY CONTRACT
    #14072 WITH METROPOLITAN LIFE
    7.070%
    PURCHASED ON   05/12/1995                100.000          NET                            3,043,226.44
    PARTN IN GROUP ANNUITY CONTRACT
    #4-19126 WITH PRINCIPAL MUTUAL
    6.150% 09/30/1999
    SOLD ON        07/11/1995                100.000          NET          3,000,000.00      3,000,000.00          0.00
    METLIFE GAC#13960
    8.25% 03/31/1998
    PURCHASED ON   02/02/1995                100.000          NET                            2,859,315.06
    GROUP ANNUITY CONTRACT #7270
    WITH JOHN HANCOCK 5.060%
    SOLD ON        12/29/1995                100.000          NET          2,501,872.71      2,501,872.71          0.00
    PARTN IN GROUP ANNUITY CONTRACT #
    5779-215 WITH PRUDENTIAL
    8.10% 12/31/1994
    SOLD ON        10/02/1995                100.000          NET            2,500,533.53      2,500,533.53             0.00
    PARTN IN GROUP ANNUITY CONTRACT
    #06533003 WITH NEW YORK LIFE INS CO
    6.050% 10/01/1997
    SOLD ON        10/02/1995                100.000          NET            2,299,000.00      2,299,000.00             0.00
    PARTN CTF GROUP ANNUITY CONTRACT
    #14072 WITH METROPOLITAN LIFE
    7.070%
    PURCHASED ON   05/08/1995                100.000          NET                              2,255,773.56
    PARTN IN GROUP ANNUITY CONTRACT #
    06533002 WITH NEW YORK LIFE INS CO
    7.050% 09/30/1997
    SOLD ON        10/02/1995                100.000          NET          2,150,026.53      2,150,026.53          0.00
    CIGNA #25190 6.330% 06/30/1999
    SOLD ON        12/21/1995                100.000          NET          2,000,000.00      2,000,000.00          0.00
    PARTN IN GROUP ANNUITY CONTRACT
    #4-19126 WITH PRINCIPAL MUTUAL
    6.150% 09/30/1999
    SOLD ON        07/12/1995                100.000          NET          2,000,000.00      2,000,000.00          0.00
    SOLD ON        07/18/1995                100.000          NET          2,000,000.00      2,000,000.00          0.00
    SOLD ON        07/20/1995                100.000          NET          2,000,000.00      2,000,000.00          0.00
    SOLD ON        07/26/1995                100.000          NET          2,000,000.00      2,000,000.00          0.00
    SOLD ON        08/04/1995                100.000          NET          2,000,000.00      2,000,000.00          0.00



                                                                   38


                                         NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                                             ITEM 27D - SCHEDULE OF REPORTABLE TRANSACTIONS

               PARTY INVOLVED/          PURCHASE OR                          COST OF        CURRENT VALUE         NET GAIN
               SECURITY NAME           SELLING PRICE       EXPENSES           ASSET           OF ASSET            OR LOSS
    =================================  ==============    =============   ================ =================   ===============
    MISCELLANEOUS

    PARTN CTF GROUP ANNUITY CONTRACT
    #14072 WITH METROPOLITAN LIFE
    7.070%
    SOLD ON        06/20/1995                100.000          NET          2,000,000.00      2,000,000.00          0.00
    CDC INVESTMENT MTMT CORP
    #106-02
    SOLD ON        10/02/1995                100.000          NET          1,942,856.65      1,942,856.65          0.00
    PARTN IN GROUP ANNUITY CONTRACT
    W/BRUNDAGE STORY & ROSE # 11A
    6.55% 03/99
    SOLD ON        07/05/1995                100.000          NET          1,927,085.00      1,927,085.00          0.00
    CDC INVESTMENT MTMT CORP
    #106-02
    SOLD ON        03/31/1995                100.000          NET          1,898,460.88      1,898,460.88          0.00
    PARTN IN GROUP ANNUITY CONTRACT #
    18109 WITH AMERICAN INTL LIFE ASSUR
    CO OF N Y 7.640% 10/01/1996
    SOLD ON        10/02/1995                100.000          NET          1,642,439.55      1,642,439.55          0.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        10/27/1995                100.000          NET          1,511,507.88      1,511,507.88          0.00
    SOLD ON        12/27/1995                100.000          NET          1,506,052.80      1,506,052.80          0.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        12/01/1995                100.000          NET          1,501,837.70      1,501,837.70          0.00
    SOLD ON        09/05/1995                100.000          NET          1,494,770.64      1,494,770.64          0.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        06/30/1995                100.000          NET          1,490,205.06      1,490,205.06          0.00
    SOLD ON        03/31/1995                100.000          NET          1,486,500.45      1,486,500.45          0.00
    SOLD ON        02/27/1995                100.000          NET          1,483,252.86      1,483,252.86          0.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        05/26/1995                100.000          NET          1,482,015.86      1,482,015.86          0.00
    SOLD ON        04/28/1995                100.000          NET          1,481,187.09      1,481,187.09          0.00
    SOLD ON        07/28/1995                100.000          NET          1,481,039.91      1,481,039.91          0.00
    PARTN IN GROUP ANNUITY CONTRACT #
    5779-216 WITH PRUDENTIAL ASSET
    MANAGEMENT COMPANY 6.630% 03/31/1998
    SOLD ON        01/04/1995                100.000          NET          1,474,450.78      1,474,450.78          0.00



                                                                   39


                                         NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                                             ITEM 27D - SCHEDULE OF REPORTABLE TRANSACTIONS

               PARTY INVOLVED/          PURCHASE OR                          COST OF        CURRENT VALUE         NET GAIN
               SECURITY NAME           SELLING PRICE       EXPENSES           ASSET           OF ASSET            OR LOSS
    =================================  ==============    =============   ================ =================   ===============
    MISCELLANEOUS

    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        09/29/1995                100.000          NET          1,457,372.81      1,457,372.81          0.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        01/30/1995                100.000          NET          1,451,665.06      1,451,665.06          0.00
    PARTN IN GROUP ANNUITY CONTRACT
    #18164 WITH AMERICAN INTERNATIONAL
    LIFE 5.630% 03/31/1998
    SOLD ON        03/31/1995                100.000          NET          1,425,095.08      1,425,095.08          0.00
    METLIFE GAC#13960
    8.25% 03/31/1998
    PURCHASED ON   03/06/1995                100.000          NET                            1,316,325.63
    CIGNA #25190
    6.330% 06/30/1999
    PURCHASED ON   10/13/1995                100.000          NET                            1,271,695.13
    PARTN IN GROUP ANNUITY CONTRACT
    #2068 WITH UNION BANK OF SWITZERLAND
    5.08% 08/99
    SOLD ON        10/02/1995                100.000          NET          1,215,859.73      1,215,859.73          0.00
    PARTN CTF GROUP ANNUITY CONTRACT
    #BRIC #106-03 WITH CDC INVESTMENT
    MGMT CORP 7.050%
    SOLD ON        10/02/1995                100.000          NET          1,196,292.48      1,196,292.48          0.00
    PARTN IN GROUP ANNUITY CONTRACT #
    GIC-25143 WITH CIGNA
    6.660% 01/31/1996
    SOLD ON        03/31/1995                100.000          NET          1,182,150.00      1,182,150.00          0.00
    PARTN IN GROUP ANNUITY CONTRACT
    #06798 WITH NEW YORK LIFE INSURANCE
    CO 6.360%
    SOLD ON        06/30/1995                100.000          NET          1,019,877.16      1,019,877.16          0.00
    PARTN IN GROUP ANNUITY CONTRACT
    #4-19126 WITH PRINCIPAL MUTUAL
    6.150% 09/30/1999
    SOLD ON        08/08/1995                100.000          NET          1,000,000.00      1,000,000.00          0.00
    PARTN IN GROUP ANNUITY CONTRACT
    GIC #1 WITH SANFORD BERNSTEIN
    SYNTHETIC 6.440% 09/30/2000
    PURCHASED ON   07/11/1995                100.000          NET                            1,000,000.00



                                                                   40


                                         NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                                             ITEM 27D - SCHEDULE OF REPORTABLE TRANSACTIONS

               PARTY INVOLVED/          PURCHASE OR                          COST OF        CURRENT VALUE         NET GAIN
               SECURITY NAME           SELLING PRICE       EXPENSES           ASSET           OF ASSET            OR LOSS
    =================================  ==============    =============   ================ =================   ===============
    MISCELLANEOUS

    PARTN IN GROUP ANNUITY CONTRACT
    #6362 WITH JOHN HANCOCK MUTUAL LIFE
    6.000% 10/01/1997
    SOLD ON        10/02/1995                100.000          NET            900,143.85        900,143.85          0.00
    PARTN IN GROUP ANNUITY CONTRACT #
    91479-B01 WITH STATE MUTUAL CO
    8.38% 12/31/1995
    SOLD ON        05/09/1995                100.000          NET            840,959.18        840,959.18          0.00
    PARTN IN GP ANN CONT# 6829
    WITH NY LIFE 12/31/1995
    SOLD ON        10/02/1995                100.000          NET            811,009.67        811,009.67          0.00
    PARTN IN GROUP ANNUITY CONTRACT
    W/PRUDENTIAL 5779-217
    5.800% 01/97
    SOLD ON        03/31/1995                100.000          NET            632,910.04        632,910.04          0.00
    PARTN IN GROUP ANNUITY CONTRACT
    #13553 WITH METROPOLITAN LIFE
    INSURANCE CO 5.650%
    SOLD ON        10/02/1995                100.000          NET            571,349.20        571,349.20          0.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        12/27/1995                100.000          NET            541,527.29        541,527.29          0.00
    METLIFE GAC#13960
    8.25% 03/31/1998
    PURCHASED ON   11/29/1995                100.000          NET                              500,286.60
    METLIFE GAC#13960
    8.25% 03/31/1998
    PURCHASED ON   09/26/1995                100.000          NET                              493,702.32
    METLIFE GAC#13960
    8.25% 03/31/1998
    PURCHASED ON   08/11/1995                100.000          NET                              490,389.49
    METLIFE GAC#13960
    8.25% 03/31/1998
    PURCHASED ON   12/27/1995                100.000          NET                              487,366.00
    METLIFE GAC#13960
    8.25% 03/31/1998
    PURCHASED ON   06/26/1995                100.000          NET                              483,935.46
    METLIFE GAC#13960
    8.25% 03/31/1998
    PURCHASED ON   10/30/1995                100.000          NET                              480,951.77



                                                                   41


                                         NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                                             ITEM 27D - SCHEDULE OF REPORTABLE TRANSACTIONS

               PARTY INVOLVED/          PURCHASE OR                          COST OF        CURRENT VALUE         NET GAIN
               SECURITY NAME           SELLING PRICE       EXPENSES           ASSET           OF ASSET            OR LOSS
    =================================  ==============    =============   ================ =================   ===============
    MISCELLANEOUS

    METLIFE GAC#13960
    8.25% 03/31/1998
    PURCHASED ON   04/24/1995                100.000          NET                              476,131.22
    GROUP ANNUITY CONTRACT #7270
    WITH JOHN HANCOCK 5.060%
    SOLD ON        01/03/1995                100.000          NET            473,101.59        473,101.59          0.00
    METLIFE GAC#13960
    8.25% 03/31/1998
    PURCHASED ON   07/26/1995                100.000          NET                              471,437.16
    METLIFE GAC#13960
    8.25% 03/31/1998
    PURCHASED ON   05/26/1995                100.000          NET                              465,232.56
    PARTN IN GROUP ANNUITY CONTRACT
    W/BRUNDAGE STORY & ROSE # 11A
    6.55% 03/99
    PURCHASED ON   11/29/1995                100.000          NET                              431,031.00
    PARTN IN GROUP ANNUITY CONTRACT
    W/BRUNDAGE STORY & ROSE # 11A
    6.55% 03/99
    PURCHASED ON   09/26/1995                100.000          NET                              426,327.00
    PARTN IN GROUP ANNUITY CONTRACT #
    12541 WITH METROPOLITAN LIFE
    8.370% 12/31/1995
    PURCHASED ON   01/30/1995                100.000          NET                              425,294.15
    PARTN IN GROUP ANNUITY CONTRACT
    W/BRUNDAGE STORY & ROSE # 11A
    6.55% 03/99
    PURCHASED ON   08/11/1995                100.000          NET                              423,958.00
    PARTN IN GROUP ANNUITY CONTRACT
    W/BRUNDAGE STORY & ROSE # 11A
    6.55% 03/99
    PURCHASED ON   06/26/1995                100.000          NET                              421,473.00
    PARTN IN GROUP ANNUITY CONTRACT
    W/BRUNDAGE STORY & ROSE # 11A
    6.55% 03/99
    PURCHASED ON   12/27/1995                100.000          NET                              419,422.00
    PARTN IN GROUP ANNUITY CONTRACT
    W/BRUNDAGE STORY & ROSE # 11A
    6.55% 03/99
    PURCHASED ON   10/30/1995                100.000          NET                              414,845.00



                                                                   42


                                         NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                                             ITEM 27D - SCHEDULE OF REPORTABLE TRANSACTIONS

               PARTY INVOLVED/          PURCHASE OR                          COST OF        CURRENT VALUE         NET GAIN
               SECURITY NAME           SELLING PRICE       EXPENSES           ASSET           OF ASSET            OR LOSS
    =================================  ==============    =============   ================ =================   ===============
    MISCELLANEOUS

    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   09/06/1995                100.000          NET                              411,400.00
    PARTN IN GROUP ANNUITY CONTRACT
    W/BRUNDAGE STORY & ROSE # 11A
    6.55% 03/99
    PURCHASED ON   07/26/1995                100.000          NET                              409,736.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        08/25/1995                100.000          NET            406,254.09        406,254.09          0.00
    METLIFE GAC#13960
    8.25% 03/31/1998
    PURCHASED ON   03/24/1995                100.000          NET                              391,084.69
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        09/22/1995                100.000          NET            389,014.29        389,014.29          0.00
    PARTN IN GROUP ANNUITY CONTRACT
    W/BRUNDAGE STORY & ROSE # 11A
    6.55% 03/99
    PURCHASED ON   05/26/1995                100.000          NET                              386,898.00
    PARTN IN GROUP ANNUITY CONTRACT
    #06533 WITH NEW YORK LIFE INS CO
    GTD PENSION INVT 7.650% 06/30/1997
    PURCHASED ON   01/30/1995                100.000          NET                              383,262.02
    PURCHASED ON   02/24/1995                100.000          NET                              383,262.02
    PURCHASED ON   04/24/1995                100.000          NET                              383,262.02
    PURCHASED ON   06/26/1995                100.000          NET                              383,262.02
    PARTN IN GROUP ANNUITY CONTRACT
    #06533 WITH NEW YORK LIFE INS CO
    GTD PENSION INVT 7.650% 06/30/1997
    PURCHASED ON   08/11/1995                100.000          NET                              382,214.86
    PURCHASED ON   09/26/1995                100.000          NET                              382,214.85
    PURCHASED ON   11/29/1995                100.000          NET                              382,214.85
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        07/21/1995                100.000          NET            374,505.74        374,505.74          0.00







                                                                   43


                                         NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                                             ITEM 27D - SCHEDULE OF REPORTABLE TRANSACTIONS

               PARTY INVOLVED/          PURCHASE OR                          COST OF        CURRENT VALUE         NET GAIN
               SECURITY NAME           SELLING PRICE       EXPENSES           ASSET           OF ASSET            OR LOSS
    =================================  ==============    =============   ================ =================   ===============
    MISCELLANEOUS

    PARTN IN GROUP ANNUITY CONTRACT
    #06533 WITH NEW YORK LIFE INS CO
    GTD PENSION INVT 7.650% 06/30/1997
    PURCHASED ON   05/26/1995                100.000          NET                              370,898.73
    PURCHASED ON   07/26/1995                100.000          NET                              370,898.73
    PURCHASED ON   10/30/1995                100.000          NET                              369,885.35
    PURCHASED ON   12/27/1995                100.000          NET                              369,885.35
    PARTN IN GROUP ANNUITY CONTRACT
    #06533 WITH NEW YORK LIFE INS CO
    GTD PENSION INVT 7.650% 06/30/1997
    PURCHASED ON   03/24/1995                100.000          NET                              346,172.14
    CASSIE DES DEPOTS ET CONSIGNATIONS
    CONTRACT # 106 5.69% 12/31/1998
    SOLD ON        01/03/1995                100.000          NET            338,570.05        338,570.05          0.00
    CDC INVESTMENT MTMT CORP
    #106-02
    PURCHASED ON   04/24/1995                100.000          NET                              333,272.79
    CASSIE DES DEPOTS ET CONSIGNATIONS
    CONTRACT # 106 5.69% 12/31/1998
    SOLD ON        06/30/1995                100.000          NET            332,822.39        332,822.39          0.00
    PARTN IN GROUP ANNUITY CONTRACT
    GIC #1 WITH SANFORD BERNSTEIN
    SYNTHETIC 6.440% 09/30/2000
    PURCHASED ON   11/29/1995                100.000          NET                              331,997.80
    CDC INVESTMENT MTMT CORP
    #106-02
    PURCHASED ON   09/26/1995                100.000          NET                              331,719.96
    CDC INVESTMENT MTMT CORP
    #106-02
    PURCHASED ON   08/11/1995                100.000          NET                              329,874.28
    PURCHASED ON   02/24/1995                100.000          NET                              329,752.49
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        10/20/1995                100.000          NET            329,700.58        329,700.58          0.00
    CDC INVESTMENT MTMT CORP
    #106-02
    PURCHASED ON   01/30/1995                100.000          NET                              327,917.76
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        06/23/1995                100.000          NET            327,681.42        327,681.42          0.00



                                                                   44


                                         NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                                             ITEM 27D - SCHEDULE OF REPORTABLE TRANSACTIONS

               PARTY INVOLVED/          PURCHASE OR                          COST OF        CURRENT VALUE         NET GAIN
               SECURITY NAME           SELLING PRICE       EXPENSES           ASSET           OF ASSET            OR LOSS
    =================================  ==============    =============   ================ =================   ===============
    MISCELLANEOUS

    PARTN IN GROUP ANNUITY CONTRACT
    GIC #1 WITH SANFORD BERNSTEIN
    SYNTHETIC 6.440% 09/30/2000
    PURCHASED ON   12/27/1995                100.000          NET                              327,614.08
    CDC INVESTMENT MTMT CORP
    #106-02
    PURCHASED ON   06/26/1995                100.000          NET                              326,272.39
    PURCHASED ON   11/29/1995                100.000          NET                              325,214.67
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   06/05/1995                100.000          NET                              324,600.00
    CDC INVESTMENT MTMT CORP
    #106-02
    PURCHASED ON   10/30/1995                100.000          NET                              322,786.37
    CDC INVESTMENT MTMT CORP
    #106-02
    PURCHASED ON   07/26/1995                100.000          NET                              317,485.51
    PARTN IN GROUP ANNUITY CONTRACT
    GIC #1 WITH SANFORD BERNSTEIN
    SYNTHETIC 6.440% 09/30/2000
    PURCHASED ON   09/26/1995                100.000          NET                              316,447.71
    CDC INVESTMENT MTMT CORP
    #106-02
    PURCHASED ON   12/27/1995                100.000          NET                              315,775.87
    CDC INVESTMENT MTMT CORP
    #106-02
    PURCHASED ON   05/26/1995                100.000          NET                              314,018.90
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   07/25/1995                100.000          NET                              307,900.00
    METLIFE GAC#13960
    8.25% 03/31/1998
    PURCHASED ON   02/24/1995                100.000          NET                              303,250.99
    CDC INVESTMENT MTMT CORP
    #106-02
    PURCHASED ON   03/24/1995                100.000          NET                              299,426.48
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   09/12/1995                100.000          NET                              297,495.14




                                                                   45


                                         NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                                             ITEM 27D - SCHEDULE OF REPORTABLE TRANSACTIONS

               PARTY INVOLVED/          PURCHASE OR                          COST OF        CURRENT VALUE         NET GAIN
               SECURITY NAME           SELLING PRICE       EXPENSES           ASSET           OF ASSET            OR LOSS
    =================================  ==============    =============   ================ =================   ===============
    MISCELLANEOUS

    PARTN IN GROUP ANNUITY CONTRACT #
    12541 WITH METROPOLITAN LIFE
    8.370% 12/31/1995
    PURCHASED ON   09/26/1995                100.000          NET                              296,268.68
    PARTN IN GROUP ANNUITY CONTRACT #
    12541 WITH METROPOLITAN LIFE
    8.370% 12/31/1995
    PURCHASED ON   08/11/1995                100.000          NET                              294,252.97
    PARTN IN GROUP ANNUITY CONTRACT #
    12541 WITH METROPOLITAN LIFE
    8.370% 12/31/1995
    PURCHASED ON   02/24/1995                100.000          NET                              292,108.79
    PARTN CTF GROUP ANNUITY CONTRACT
    GAC # 7469 WITH JOHN HANCOCK
    6.970% 12/31/1998
    PURCHASED ON   06/26/1995                100.000          NET                              291,239.62
    PARTN IN GROUP ANNUITY CONTRACT #
    12541 WITH METROPOLITAN LIFE
    8.370% 12/31/1995
    PURCHASED ON   06/26/1995                100.000          NET                              290,326.54
    PARTN IN GROUP ANNUITY CONTRACT #
    12541 WITH METROPOLITAN LIFE
    8.370% 12/31/1995
    PURCHASED ON   10/30/1995                100.000          NET                              288,643.85
    PARTN CTF GROUP ANNUITY CONTRACT
    GAC # 7469 WITH JOHN HANCOCK
    6.970% 12/31/1998
    PURCHASED ON   04/24/1995                100.000          NET                              287,978.52
    PARTN IN GROUP ANNUITY CONTRACT #
    12541 WITH METROPOLITAN LIFE
    8.370% 12/31/1995
    PURCHASED ON   04/24/1995                100.000          NET                              286,452.50
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        11/24/1995                100.000          NET            285,752.10        285,752.10          0.00
    SOLD ON        03/09/1995                100.000          NET            285,113.23        285,113.23          0.00
    PARTN CTF GROUP ANNUITY CONTRACT
    GAC # 7469 WITH JOHN HANCOCK
    6.970% 12/31/1998
    PURCHASED ON   02/24/1995                100.000          NET                              284,859.09



                                                                   46


                                         NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                                             ITEM 27D - SCHEDULE OF REPORTABLE TRANSACTIONS

               PARTY INVOLVED/          PURCHASE OR                          COST OF        CURRENT VALUE         NET GAIN
               SECURITY NAME           SELLING PRICE       EXPENSES           ASSET           OF ASSET            OR LOSS
    =================================  ==============    =============   ================ =================   ===============
    MISCELLANEOUS

    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   06/06/1995                100.000          NET                              284,559.56
    PURCHASED ON   07/07/1995                100.000          NET                              284,362.96
    PARTN CTF GROUP ANNUITY CONTRACT
    GAC # 7469 WITH JOHN HANCOCK
    6.970% 12/31/1998
    PURCHASED ON   07/26/1995                100.000          NET                              283,436.10
    PURCHASED ON   01/30/1995                100.000          NET                              283,233.63
    PARTN IN GROUP ANNUITY CONTRACT #
    12541 WITH METROPOLITAN LIFE
    8.370% 12/31/1995
    PURCHASED ON   07/26/1995                100.000          NET                              282,854.64
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   11/03/1995                100.000          NET                              282,600.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        06/09/1995                100.000          NET            281,356.76        281,356.76          0.00
    PARTN CTF GROUP ANNUITY CONTRACT
    GAC # 7469 WITH JOHN HANCOCK
    6.970% 12/31/1998
    PURCHASED ON   05/26/1995                100.000          NET                              280,262.38
    PURCHASED ON   11/29/1995                100.000          NET                              279,980.49
    PARTN IN GROUP ANNUITY CONTRACT #
    12541 WITH METROPOLITAN LIFE
    8.370% 12/31/1995
    PURCHASED ON   05/26/1995                100.000          NET                              279,080.30
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   04/18/1995                100.000          NET                              278,500.00
    PARTN CTF GROUP ANNUITY CONTRACT
    GAC # 7469 WITH JOHN HANCOCK
    6.970% 12/31/1998
    PURCHASED ON   08/11/1995                100.000          NET                              277,746.23
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        11/17/1995                100.000          NET            277,163.50        277,163.50          0.00





                                                                   47


                                         NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                                             ITEM 27D - SCHEDULE OF REPORTABLE TRANSACTIONS

               PARTY INVOLVED/          PURCHASE OR                          COST OF        CURRENT VALUE         NET GAIN
               SECURITY NAME           SELLING PRICE       EXPENSES           ASSET           OF ASSET            OR LOSS
    =================================  ==============    =============   ================ =================   ===============
    MISCELLANEOUS

    PARTN CTF GROUP ANNUITY CONTRACT
    GAC # 7469 WITH JOHN HANCOCK
    6.970% 12/31/1998
    PURCHASED ON   09/26/1995                100.000          NET                              276,845.46
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   10/02/1995                100.000          NET                              274,100.00
    PARTN CTF GROUP ANNUITY CONTRACT
    GAC # 7469 WITH JOHN HANCOCK
    6.970% 12/31/1998
    PURCHASED ON   12/27/1995                100.000          NET                              272,478.64
    PARTN CTF GROUP ANNUITY CONTRACT
    GAC # 7469 WITH JOHN HANCOCK
    6.970% 12/31/1998
    PURCHASED ON   10/30/1995                100.000          NET                              269,427.62
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   08/29/1995                100.000          NET                              269,100.00
    PARTN IN GROUP ANNUITY CONTRACT
    GIC #1 WITH SANFORD BERNSTEIN
    SYNTHETIC 6.440% 09/30/2000
    PURCHASED ON   10/30/1995                100.000          NET                              267,857.72
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   04/07/1995                100.000          NET                              264,600.00
    PURCHASED ON   10/04/1995                100.000          NET                              264,300.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        09/15/1995                100.000          NET            263,165.93        263,165.93          0.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   05/09/1995                100.000          NET                              262,400.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   12/05/1995                100.000          NET                              261,700.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   03/28/1995                100.000          NET                              259,600.00





                                                                   48


                                         NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                                             ITEM 27D - SCHEDULE OF REPORTABLE TRANSACTIONS

               PARTY INVOLVED/          PURCHASE OR                          COST OF        CURRENT VALUE         NET GAIN
               SECURITY NAME           SELLING PRICE       EXPENSES           ASSET           OF ASSET            OR LOSS
    =================================  ==============    =============   ================ =================   ===============
    MISCELLANEOUS

    PARTN CTF GROUP ANNUITY CONTRACT
    GAC # 7469 WITH JOHN HANCOCK
    6.970% 12/31/1998
    PURCHASED ON   03/24/1995                100.000          NET                              258,696.95
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   09/07/1995                100.000          NET                              257,200.00
    PARTN IN GROUP ANNUITY CONTRACT #
    12541 WITH METROPOLITAN LIFE
    8.370% 12/31/1995
    PURCHASED ON   03/24/1995                100.000          NET                              257,055.79
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   07/11/1995                100.000          NET                              255,571.91
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   10/24/1995                100.000          NET                              252,600.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        03/27/1995                100.000          NET            250,881.24        250,881.24          0.00
    SOLD ON        05/22/1995                100.000          NET            250,433.02        250,433.02          0.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        08/11/1995                100.000          NET            248,079.00        248,079.00          0.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        11/03/1995                100.000          NET            244,870.99        244,870.99          0.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   01/24/1995                100.000          NET                              243,500.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        11/27/1995                100.000          NET            242,537.15        242,537.15          0.00
    PARTN IN GROUP ANNUITY CONTRACT
    #5779-214 WITH PRUDENTIAL
    8.41% 4.25YEARS
    PURCHASED ON   01/30/1995                100.000          NET                              239,586.48
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   11/29/1995                100.000          NET                              238,283.32



                                                                   49


                                         NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                                             ITEM 27D - SCHEDULE OF REPORTABLE TRANSACTIONS

               PARTY INVOLVED/          PURCHASE OR                          COST OF        CURRENT VALUE         NET GAIN
               SECURITY NAME           SELLING PRICE       EXPENSES           ASSET           OF ASSET            OR LOSS
    =================================  ==============    =============   ================ =================   ===============
    MISCELLANEOUS

    PARTN IN GROUP ANNUITY CONTRACT
    GIC #1 WITH SANFORD BERNSTEIN
    SYNTHETIC 6.440% 09/30/2000
    PURCHASED ON   08/11/1995                100.000          NET                              237,311.05
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   11/08/1995                100.000          NET                              232,100.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   08/02/1995                100.000          NET                              230,800.00
    PARTN IN GROUP ANNUITY CONTRACT
    #5779-214 WITH PRUDENTIAL
    8.41% 4.25YEARS
    PURCHASED ON   11/29/1995                100.000          NET                              230,323.81
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        12/27/1995                100.000          NET            230,017.99        230,017.99          0.00
    SOLD ON        07/14/1995                100.000          NET            229,759.62        229,759.62          0.00
    PARTN IN GROUP ANNUITY CONTRACT #
    5779-215 WITH PRUDENTIAL
    8.10% 12/31/1994
    SOLD ON        03/31/1995                100.000          NET            227,281.17        227,281.17          0.00
    PARTN IN GROUP ANNUITY CONTRACT
    #5779-214 WITH PRUDENTIAL
    8.41% 4.25YEARS
    PURCHASED ON   09/26/1995                100.000          NET                              227,236.42
    PARTN IN GROUP ANNUITY CONTRACT
    #5779-214 WITH PRUDENTIAL
    8.41% 4.25YEARS
    PURCHASED ON   08/11/1995                100.000          NET                              225,683.31
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   02/02/1995                100.000          NET                              225,467.11
    PARTN IN GROUP ANNUITY CONTRACT
    #5779-214 WITH PRUDENTIAL
    8.41% 4.25YEARS
    PURCHASED ON   12/27/1995                100.000          NET                              224,403.08
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   11/30/1995                100.000          NET                              224,200.00



                                                                   50


                                         NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                                             ITEM 27D - SCHEDULE OF REPORTABLE TRANSACTIONS

               PARTY INVOLVED/          PURCHASE OR                          COST OF        CURRENT VALUE         NET GAIN
               SECURITY NAME           SELLING PRICE       EXPENSES           ASSET           OF ASSET            OR LOSS
    =================================  ==============    =============   ================ =================   ===============
    MISCELLANEOUS

    PARTN IN GROUP ANNUITY CONTRACT
    #5779-214 WITH PRUDENTIAL
    8.41% 4.25YEARS
    PURCHASED ON   06/26/1995                100.000          NET                              222,658.13
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   07/14/1995                100.000          NET                              221,500.00
    PARTN IN GROUP ANNUITY CONTRACT
    #5779-214 WITH PRUDENTIAL
    8.41% 4.25YEARS
    PURCHASED ON   10/30/1995                100.000          NET                              221,395.05
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   01/05/1995                100.000          NET                              221,004.68
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   12/01/1995                100.000          NET                              220,100.00
    PARTN IN GROUP ANNUITY CONTRACT
    #5779-214 WITH PRUDENTIAL
    8.41% 4.25YEARS
    PURCHASED ON   04/24/1995                100.000          NET                              219,673.49
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   06/28/1995                100.000          NET                              219,200.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   06/13/1995                100.000          NET                              219,147.79
    PARTN IN GROUP ANNUITY CONTRACT
    #5779-214 WITH PRUDENTIAL
    8.41% 4.25YEARS
    PURCHASED ON   02/24/1995                100.000          NET                              218,394.60
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   06/15/1995                100.000          NET                              217,400.00
    SOLD ON        08/18/1995                100.000          NET            217,332.64        217,332.64          0.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   08/04/1995                100.000          NET                              217,200.00




                                                                   51


                                         NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                                             ITEM 27D - SCHEDULE OF REPORTABLE TRANSACTIONS

               PARTY INVOLVED/          PURCHASE OR                          COST OF        CURRENT VALUE         NET GAIN
               SECURITY NAME           SELLING PRICE       EXPENSES           ASSET           OF ASSET            OR LOSS
    =================================  ==============    =============   ================ =================   ===============
    MISCELLANEOUS

    PARTN IN GROUP ANNUITY CONTRACT
    #5779-214 WITH PRUDENTIAL
    8.41% 4.25YEARS
    PURCHASED ON   07/26/1995                100.000          NET                              216,934.44
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   08/09/1995                100.000          NET                              215,100.00
    PURCHASED ON   05/22/1995                100.000          NET                              215,000.00
    PARTN IN GROUP ANNUITY CONTRACT
    #5779-214 WITH PRUDENTIAL
    8.41% 4.25YEARS
    PURCHASED ON   05/26/1995                100.000          NET                              214,026.52
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        04/24/1995                100.000          NET            212,796.29        212,796.29          0.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   02/28/1995                100.000          NET                              212,000.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   12/06/1995                100.000          NET                              211,200.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   05/18/1995                100.000          NET                              210,400.00
    PARTN CTF GROUP ANNUITY CONTRACT
    #BRIC #106-03 WITH CDC INVESTMENT
    MGMT CORP 7.050%
    PURCHASED ON   09/26/1995                100.000          NET                              207,659.48
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   02/01/1995                100.000          NET                              207,500.00
    PARTN CTF GROUP ANNUITY CONTRACT
    #BRIC #106-03 WITH CDC INVESTMENT
    MGMT CORP 7.050%
    PURCHASED ON   08/11/1995                100.000          NET                              206,461.43







                                                                   52


                                         NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                                             ITEM 27D - SCHEDULE OF REPORTABLE TRANSACTIONS

               PARTY INVOLVED/          PURCHASE OR                          COST OF        CURRENT VALUE         NET GAIN
               SECURITY NAME           SELLING PRICE       EXPENSES           ASSET           OF ASSET            OR LOSS
    =================================  ==============    =============   ================ =================   ===============
    MISCELLANEOUS

    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   03/01/1995                100.000          NET                              206,400.00
    PURCHASED ON   05/19/1995                100.000          NET                              206,300.00
    PURCHASED ON   07/06/1995                100.000          NET                              205,959.21
    SOLD ON        03/31/1995                100.000          NET            205,513.11        205,513.11          0.00
    PURCHASED ON   06/21/1995                100.000          NET                              205,400.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   06/20/1995                100.000          NET                              204,800.00
    PARTN CTF GROUP ANNUITY CONTRACT
    #BRIC #106-03 WITH CDC INVESTMENT
    MGMT CORP 7.050%
    PURCHASED ON   06/26/1995                100.000          NET                              204,124.11
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   11/02/1995                100.000          NET                              203,700.00
    PARTN CTF GROUP ANNUITY CONTRACT
    #BRIC #106-03 WITH CDC INVESTMENT
    MGMT CORP 7.050%
    PURCHASED ON   11/29/1995                100.000          NET                              203,544.51
    PARTN CTF GROUP ANNUITY CONTRACT
    #BRIC #106-03 WITH CDC INVESTMENT
    MGMT CORP 7.050%
    PURCHASED ON   10/30/1995                100.000          NET                              202,108.04
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   04/05/1995                100.000          NET                              200,100.00
    PARTN CTF GROUP ANNUITY CONTRACT
    #BRIC #106-03 WITH CDC INVESTMENT
    MGMT CORP 7.050%
    PURCHASED ON   07/26/1995                100.000          NET                              198,667.18
    PARTN CTF GROUP ANNUITY CONTRACT
    #BRIC #106-03 WITH CDC INVESTMENT
    MGMT CORP 7.050%
    PURCHASED ON   12/27/1995                100.000          NET                              197,668.53
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   08/01/1995                100.000          NET                              197,271.67



                                                                   53


                                         NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                                             ITEM 27D - SCHEDULE OF REPORTABLE TRANSACTIONS

               PARTY INVOLVED/          PURCHASE OR                          COST OF        CURRENT VALUE         NET GAIN
               SECURITY NAME           SELLING PRICE       EXPENSES           ASSET           OF ASSET            OR LOSS
    =================================  ==============    =============   ================ =================   ===============
    MISCELLANEOUS

    PARTN IN GROUP ANNUITY CONTRACT
    #5779-214 WITH PRUDENTIAL
    8.41% 4.25YEARS
    PURCHASED ON   03/24/1995                100.000          NET                              197,123.97
    PARTN IN GROUP ANNUITY CONTRACT
    #06533003 WITH NEW YORK LIFE INS CO
    6.050% 10/01/1997
    PURCHASED ON   02/24/1995                100.000          NET                              195,257.54
    PURCHASED ON   09/26/1995                100.000          NET                              195,257.54
    PURCHASED ON   01/30/1995                100.000          NET                              195,257.53
    PURCHASED ON   04/24/1995                100.000          NET                              195,257.53
    PURCHASED ON   06/26/1995                100.000          NET                              195,257.53
    PURCHASED ON   08/11/1995                100.000          NET                              195,257.53
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   04/28/1995                100.000          NET                              195,100.00
    PARTN IN GROUP ANNUITY CONTRACT
    #06533003 WITH NEW YORK LIFE INS CO
    6.050% 10/01/1997
    PURCHASED ON   11/29/1995                100.000          NET                              194,724.04
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   11/17/1995                100.000          NET                              194,100.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   11/14/1995                100.000          NET                              193,800.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        03/08/1995                100.000          NET            193,321.30        193,321.30          0.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   09/15/1995                100.000          NET                              190,799.54
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   09/25/1995                100.000          NET                              189,500.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   10/12/1995                100.000          NET                              189,000.00




                                                                   54


                                         NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                                             ITEM 27D - SCHEDULE OF REPORTABLE TRANSACTIONS

               PARTY INVOLVED/          PURCHASE OR                          COST OF        CURRENT VALUE         NET GAIN
               SECURITY NAME           SELLING PRICE       EXPENSES           ASSET           OF ASSET            OR LOSS
    =================================  ==============    =============   ================ =================   ===============
    MISCELLANEOUS

    PARTN IN GROUP ANNUITY CONTRACT
    #06533003 WITH NEW YORK LIFE INS CO
    6.050% 10/01/1997
    PURCHASED ON   05/26/1995                100.000          NET                              188,958.91
    PURCHASED ON   07/26/1995                100.000          NET                              188,958.91
    PURCHASED ON   10/30/1995                100.000          NET                              188,958.90
    PARTN IN GROUP ANNUITY CONTRACT
    #06533003 WITH NEW YORK LIFE INS CO
    6.050% 10/01/1997
    PURCHASED ON   12/27/1995                100.000          NET                              188,442.63
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   12/12/1995                100.000          NET                              188,300.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   01/27/1995                100.000          NET                              187,573.58
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        05/12/1995                100.000          NET            184,905.11        184,905.11          0.00
    PURCHASED ON   05/05/1995                100.000          NET                              184,900.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   03/16/1995                100.000          NET                              183,839.96
    PURCHASED ON   08/08/1995                100.000          NET                              183,700.00
    PARTN IN GROUP ANNUITY CONTRACT #
    06533002 WITH NEW YORK LIFE INS CO
    7.050% 09/30/1997
    PURCHASED ON   09/26/1995                100.000          NET                              182,605.01
    PURCHASED ON   02/24/1995                100.000          NET                              182,605.00
    PURCHASED ON   08/11/1995                100.000          NET                              182,605.00
    PURCHASED ON   01/30/1995                100.000          NET                              182,604.99
    PURCHASED ON   04/24/1995                100.000          NET                              182,604.99
    PURCHASED ON   06/26/1995                100.000          NET                              182,604.99
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   08/22/1995                100.000          NET                              182,300.00
    PARTN IN GROUP ANNUITY CONTRACT #
    06533002 WITH NEW YORK LIFE INS CO
    7.050% 09/30/1997
    PURCHASED ON   11/29/1995                100.000          NET                              182,106.07


                                                                   55

                                         NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                                             ITEM 27D - SCHEDULE OF REPORTABLE TRANSACTIONS

               PARTY INVOLVED/          PURCHASE OR                          COST OF        CURRENT VALUE         NET GAIN
               SECURITY NAME           SELLING PRICE       EXPENSES           ASSET           OF ASSET            OR LOSS
    =================================  ==============    =============   ================ =================   ===============
    MISCELLANEOUS

    PARTN IN GROUP ANNUITY CONTRACT #
    GA 9385 WITH HARTFORD LIFE INSURANCE
    COMPANY 5.720% 01/31/1994
    PURCHASED ON   01/30/1995                100.000          NET                              181,943.75
    PURCHASED ON   02/24/1995                100.000          NET                              181,943.75
    PURCHASED ON   03/20/1995                100.000          NET                              181,943.75
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   05/16/1995                100.000          NET                              181,400.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   11/10/1995                100.000          NET                              181,200.00
    PURCHASED ON   09/14/1995                100.000          NET                              181,000.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   05/11/1995                100.000          NET                              180,700.00
    PURCHASED ON   10/20/1995                100.000          NET                              180,700.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   09/19/1995                100.000          NET                              180,300.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   06/27/1995                100.000          NET                              179,800.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   08/07/1995                100.000          NET                              179,429.66
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   10/11/1995                100.000          NET                              178,600.00
    PURCHASED ON   10/27/1995                100.000          NET                              178,400.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        06/05/1995                100.000          NET            177,345.87        177,345.87          0.00
    SOLD ON        02/10/1995                100.000          NET            177,337.45        177,337.45          0.00
    SOLD ON        10/16/1995                100.000          NET            177,337.23        177,337.23          0.00
    PARTN CTF GROUP ANNUITY CONTRACT
    #BRIC #106-03 WITH CDC INVESTMENT
    MGMT CORP 7.050%
    PURCHASED ON   05/26/1995                100.000          NET                              176,825.75



                                                                   56


                                         NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                                             ITEM 27D - SCHEDULE OF REPORTABLE TRANSACTIONS

               PARTY INVOLVED/          PURCHASE OR                          COST OF        CURRENT VALUE         NET GAIN
               SECURITY NAME           SELLING PRICE       EXPENSES           ASSET           OF ASSET            OR LOSS
    =================================  ==============    =============   ================ =================   ===============
    MISCELLANEOUS

    PARTN IN GROUP ANNUITY CONTRACT #
    06533002 WITH NEW YORK LIFE INS CO
    7.050% 09/30/1997
    PURCHASED ON   05/26/1995                100.000          NET                              176,714.51
    PURCHASED ON   07/26/1995                100.000          NET                              176,714.51
    PURCHASED ON   10/30/1995                100.000          NET                              176,714.51
    PARTN IN GROUP ANNUITY CONTRACT
    #06533003 WITH NEW YORK LIFE INS CO
    6.050% 10/01/1997
    PURCHASED ON   03/24/1995                100.000          NET                              176,361.64
    PARTN IN GROUP ANNUITY CONTRACT #
    06533002 WITH NEW YORK LIFE INS CO
    7.050% 09/30/1997
    PURCHASED ON   12/27/1995                100.000          NET                              176,231.65
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        06/19/1995                100.000          NET            176,185.59        176,185.59          0.00
    SOLD ON        05/19/1995                100.000          NET            176,057.42        176,057.42          0.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   10/05/1995                100.000          NET                              175,500.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   12/18/1995                100.000          NET                              174,500.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        04/07/1995                100.000          NET            173,833.44        173,833.44          0.00
    PURCHASED ON   02/15/1995                100.000          NET                              173,800.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        03/13/1995                100.000          NET            173,660.11        173,660.11          0.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   07/28/1995                100.000          NET                              172,983.50
    PARTN IN GROUP ANNUITY CONTRACT
    METROPOLITAN LIFE CONTRACT #10326-4
    8.80% MATURING FROM 7/05/89 TO 03/15/95
    PURCHASED ON   01/30/1995                100.000          NET                              172,696.25




                                                                   57


                                         NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                                             ITEM 27D - SCHEDULE OF REPORTABLE TRANSACTIONS

               PARTY INVOLVED/          PURCHASE OR                          COST OF        CURRENT VALUE         NET GAIN
               SECURITY NAME           SELLING PRICE       EXPENSES           ASSET           OF ASSET            OR LOSS
    =================================  ==============    =============   ================ =================   ===============
    MISCELLANEOUS

    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   02/03/1995                100.000          NET                              172,100.00
    PURCHASED ON   05/01/1995                100.000          NET                              172,100.00
    SOLD ON        04/21/1995                100.000          NET            171,989.36        171,989.36          0.00
    PURCHASED ON   08/30/1995                100.000          NET                              171,655.65
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   11/07/1995                100.000          NET                              170,100.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   05/03/1995                100.000          NET                              170,000.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   10/05/1995                100.000          NET                              169,957.78
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   07/19/1995                100.000          NET                              169,533.06
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   03/24/1995                100.000          NET                              169,107.09
    PURCHASED ON   09/29/1995                100.000          NET                              169,100.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   05/02/1995                100.000          NET                              169,000.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   04/24/1995                100.000          NET                              168,200.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   03/21/1995                100.000          NET                              167,800.00
    PARTN IN GROUP ANNUITY CONTRACT
    METROPOLITAN LIFE CONTRACT #10326-4
    8.80% MATURING FROM 7/05/89 TO 03/15/95
    SOLD ON        03/03/1995                100.000          NET            167,480.01        167,480.01          0.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        12/29/1995                100.000          NET            166,297.01        166,297.01          0.00
    PURCHASED ON   11/01/1995                100.000          NET                              166,200.00
    SOLD ON        11/13/1995                100.000          NET            166,176.62        166,176.62          0.00


                                                                   58


                                         NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                                             ITEM 27D - SCHEDULE OF REPORTABLE TRANSACTIONS

               PARTY INVOLVED/          PURCHASE OR                          COST OF        CURRENT VALUE         NET GAIN
               SECURITY NAME           SELLING PRICE       EXPENSES           ASSET           OF ASSET            OR LOSS
    =================================  ==============    =============   ================ =================   ===============
    MISCELLANEOUS

    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   09/08/1995                100.000          NET                              165,475.17
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   09/01/1995                100.000          NET                              165,161.64
    PURCHASED ON   04/04/1995                100.000          NET                              165,055.14
    PARTN IN GROUP ANNUITY CONTRACT #
    06533002 WITH NEW YORK LIFE INS CO
    7.050% 09/30/1997
    PURCHASED ON   03/24/1995                100.000          NET                              164,933.54
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   02/10/1995                100.000          NET                              164,000.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   06/26/1995                100.000          NET                              163,117.58
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   08/18/1995                100.000          NET                              162,800.00
    PURCHASED ON   05/10/1995                100.000          NET                              162,560.56
    SOLD ON        07/10/1995                100.000          NET            162,438.14        162,438.14          0.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        09/11/1995                100.000          NET            162,117.31        162,117.31          0.00
    PURCHASED ON   07/20/1995                100.000          NET                              162,100.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   03/07/1995                100.000          NET                              160,200.00
    PURCHASED ON   07/27/1995                100.000          NET                              160,200.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   06/29/1995                100.000          NET                              159,630.88
    PURCHASED ON   12/08/1995                100.000          NET                              159,600.00
    PURCHASED ON   06/23/1995                100.000          NET                              159,400.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   07/13/1995                100.000          NET                              158,700.00
    PURCHASED ON   08/28/1995                100.000          NET                              158,700.00



                                                                   59


                                         NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                                             ITEM 27D - SCHEDULE OF REPORTABLE TRANSACTIONS

               PARTY INVOLVED/          PURCHASE OR                          COST OF        CURRENT VALUE         NET GAIN
               SECURITY NAME           SELLING PRICE       EXPENSES           ASSET           OF ASSET            OR LOSS
    =================================  ==============    =============   ================ =================   ===============
    MISCELLANEOUS

    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   04/19/1995                100.000          NET                              158,261.53
    PURCHASED ON   02/23/1995                100.000          NET                              158,200.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   04/06/1995                100.000          NET                              157,100.00
    PURCHASED ON   04/28/1995                100.000          NET                              157,100.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   04/12/1995                100.000          NET                              155,950.41
    PURCHASED ON   10/17/1995                100.000          NET                              155,800.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        03/06/1995                100.000          NET            155,046.11        155,046.11          0.00
    PURCHASED ON   05/31/1995                100.000          NET                              154,954.38
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   10/06/1995                100.000          NET                              154,500.00
    PURCHASED ON   01/12/1995                100.000          NET                              154,173.58
    SOLD ON        02/17/1995                100.000          NET            154,172.38        154,172.38          0.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   02/07/1995                100.000          NET                              153,599.63
    SOLD ON        03/22/1995                100.000          NET            153,503.56        153,503.56          0.00
    SOLD ON        02/06/1995                100.000          NET            153,127.08        153,127.08          0.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   02/08/1995                100.000          NET                              152,026.68
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        04/17/1995                100.000          NET            151,824.04        151,824.04          0.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   11/21/1995                100.000          NET                              151,600.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   04/17/1995                100.000          NET                              150,018.03




                                                                   60


                                         NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                                             ITEM 27D - SCHEDULE OF REPORTABLE TRANSACTIONS

               PARTY INVOLVED/          PURCHASE OR                          COST OF        CURRENT VALUE         NET GAIN
               SECURITY NAME           SELLING PRICE       EXPENSES           ASSET           OF ASSET            OR LOSS
    =================================  ==============    =============   ================ =================   ===============
    MISCELLANEOUS

    PARTN IN GROUP ANNUITY CONTRACT
    #91479-B02 WITH STATE MUTUAL CO
    8.40% 12/31/1995
    PURCHASED ON   04/24/1995                100.000          NET                              148,044.52
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   04/13/1995                100.000          NET                              147,900.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   09/11/1995                100.000          NET                              147,400.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   01/11/1995                100.000          NET                              147,300.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   06/14/1995                100.000          NET                              147,031.35
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   07/10/1995                100.000          NET                              146,600.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   07/21/1995                100.000          NET                              146,400.00
    SOLD ON        01/17/1995                100.000          NET            146,209.80        146,209.80          0.00
    PURCHASED ON   12/20/1995                100.000          NET                              146,200.00
    PARTN IN GROUP ANNUITY CONTRACT #
    91479-B02 WITH STATE MUTUAL CO
    8.40% 12/31/1995
    PURCHASED ON   02/24/1995                100.000          NET                              146,126.86
    PARTN IN GROUP ANNUITY CONTRACT #
    91479-B02 WITH STATE MUTUAL CO
    8.40% 12/31/1995
    PURCHASED ON   01/30/1995                100.000          NET                              145,129.28
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   03/13/1995                100.000          NET                              145,000.00
    PARTN IN GROUP ANNUITY CONTRACT
    METROPOLITAN LIFE CONTRACT #10326-4
    8.80% MATURING FROM 7/05/89 TO 03/15/95
    PURCHASED ON   02/24/1995                100.000          NET                              144,543.16



                                                                   61


                                         NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                                             ITEM 27D - SCHEDULE OF REPORTABLE TRANSACTIONS

               PARTY INVOLVED/          PURCHASE OR                          COST OF        CURRENT VALUE         NET GAIN
               SECURITY NAME           SELLING PRICE       EXPENSES           ASSET           OF ASSET            OR LOSS
    =================================  ==============    =============   ================ =================   ===============
    MISCELLANEOUS

    PARTN IN GROUP ANNUITY CONTRACT
    METROPOLITAN LIFE CONTRACT #10326-4
    8.80% MATURING FROM 7/05/89 TO 03/15/95
    SOLD ON        01/10/1995                100.000          NET            144,250.96        144,250.96          0.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   09/28/1995                100.000          NET                              144,200.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        01/20/1995                100.000          NET            142,713.42        142,713.42          0.00
    PURCHASED ON   07/24/1995                100.000          NET                              142,600.00
    PARTN IN GROUP ANNUITY CONTRACT #
    18109 WITH AMERICAN INTL LIFE ASSUR
    CO OF N Y 7.640% 10/01/1996
    PURCHASED ON   09/26/1995                100.000          NET                              142,560.78
    PARTN IN GROUP ANNUITY CONTRACT
    #FM-22020 (B) WITH CONNECTICUT GENERAL
    4.93% 06/30/1995
    PURCHASED ON   02/24/1995                100.000          NET                              142,386.91
    PARTN IN GROUP ANNUITY CONTRACT #
    12541 WITH METROPOLITAN LIFE
    8.370% 12/31/1995
    PURCHASED ON   11/29/1995                100.000          NET                              142,225.12
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   01/31/1995                100.000          NET                              142,000.00
    PARTN IN GROUP ANNUITY CONTRACT
    #FM-22020 (B) WITH CONNECTICUT GENERAL
    4.93% 06/30/1995
    PURCHASED ON   01/30/1995                100.000          NET                              141,823.37
    PARTN IN GROUP ANNUITY CONTRACT #
    18109 WITH AMERICAN INTL LIFE ASSUR
    CO OF N Y 7.640% 10/01/1996
    PURCHASED ON   08/11/1995                100.000          NET                              141,672.15
    PARTN IN GROUP ANNUITY CONTRACT
    #FM-22020 (B) WITH CONNECTICUT GENERAL
    4.93% 06/30/1995
    PURCHASED ON   04/24/1995                100.000          NET                              141,147.25




                                                                   62


                                         NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                                             ITEM 27D - SCHEDULE OF REPORTABLE TRANSACTIONS

               PARTY INVOLVED/          PURCHASE OR                          COST OF        CURRENT VALUE         NET GAIN
               SECURITY NAME           SELLING PRICE       EXPENSES           ASSET           OF ASSET            OR LOSS
    =================================  ==============    =============   ================ =================   ===============
    MISCELLANEOUS

    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        04/20/1995                100.000          NET            140,669.64        140,669.64          0.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   09/20/1995                100.000          NET                              140,200.00
    PARTN IN GROUP ANNUITY CONTRACT #
    18109 WITH AMERICAN INTL LIFE ASSUR
    CO OF N Y 7.640% 10/01/1996
    PURCHASED ON   06/26/1995                100.000          NET                              139,939.70
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   10/23/1995                100.000          NET                              139,400.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   05/24/1995                100.000          NET                              139,278.52
    PURCHASED ON   07/18/1995                100.000          NET                              139,200.00
    PARTN IN GROUP ANNUITY CONTRACT #
    18109 WITH AMERICAN INTL LIFE ASSUR
    CO OF N Y 7.640% 10/01/1996
    PURCHASED ON   10/30/1995                100.000          NET                              138,813.39
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   02/09/1995                100.000          NET                              138,500.00
    PURCHASED ON   04/20/1995                100.000          NET                              138,400.00
    PARTN IN GROUP ANNUITY CONTRACT #
    18109 WITH AMERICAN INTL LIFE ASSUR
    CO OF N Y 7.640% 10/01/1996
    PURCHASED ON   04/24/1995                100.000          NET                              138,228.43
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   11/06/1995                100.000          NET                              138,000.00
    PARTN IN GROUP ANNUITY CONTRACT #
    18109 WITH AMERICAN INTL LIFE ASSUR
    CO OF N Y 7.640% 10/01/1996
    PURCHASED ON   02/24/1995                100.000          NET                              136,593.19
    PARTN IN GROUP ANNUITY CONTRACT #
    18109 WITH AMERICAN INTL LIFE ASSUR
    CO OF N Y 7.640% 10/01/1996
    PURCHASED ON   07/26/1995                100.000          NET                              136,261.21


                                                                   63


                                         NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                                             ITEM 27D - SCHEDULE OF REPORTABLE TRANSACTIONS

               PARTY INVOLVED/          PURCHASE OR                          COST OF        CURRENT VALUE         NET GAIN
               SECURITY NAME           SELLING PRICE       EXPENSES           ASSET           OF ASSET            OR LOSS
    =================================  ==============    =============   ================ =================   ===============
    MISCELLANEOUS

    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   03/23/1995                100.000          NET                              135,900.00
    PURCHASED ON   08/11/1995                100.000          NET                              135,900.00
    PARTN IN GROUP ANNUITY CONTRACT #
    18109 WITH AMERICAN INTL LIFE ASSUR
    CO OF N Y 7.640% 10/01/1996
    PURCHASED ON   01/30/1995                100.000          NET                              135,741.76
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   01/10/1995                100.000          NET                              135,700.00
    PURCHASED ON   06/07/1995                100.000          NET                              135,700.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   11/24/1995                100.000          NET                              134,900.00
    PARTN IN GROUP ANNUITY CONTRACT #
    18109 WITH AMERICAN INTL LIFE ASSUR
    CO OF N Y 7.640% 10/01/1996
    PURCHASED ON   11/29/1995                100.000          NET                              134,690.19
    PARTN IN GROUP ANNUITY CONTRACT #
    18109 WITH AMERICAN INTL LIFE ASSUR
    CO OF N Y 7.640% 10/01/1996
    PURCHASED ON   05/26/1995                100.000          NET                              134,594.92
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   09/21/1995                100.000          NET                              134,400.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   08/15/1995                100.000          NET                              134,200.00
    CIGNA #25190
    6.330% 06/30/1999
    PURCHASED ON   11/29/1995                100.000          NET                              134,166.43
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   09/18/1995                100.000          NET                              134,100.00
    PARTN IN GROUP ANNUITY CONTRACT
    W/BRUNDAGE STORY & ROSE # 11A
    6.55% 03/99
    PURCHASED ON   05/04/1995                100.000          NET                              133,646.00



                                                                   64


                                         NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                                             ITEM 27D - SCHEDULE OF REPORTABLE TRANSACTIONS

               PARTY INVOLVED/          PURCHASE OR                          COST OF        CURRENT VALUE         NET GAIN
               SECURITY NAME           SELLING PRICE       EXPENSES           ASSET           OF ASSET            OR LOSS
    =================================  ==============    =============   ================ =================   ===============
    MISCELLANEOUS

    PARTN IN GROUP ANNUITY CONTRACT #
    12541 WITH METROPOLITAN LIFE
    8.370% 12/31/1995
    PURCHASED ON   12/27/1995                100.000          NET                              133,449.53
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   09/05/1995                100.000          NET                              133,300.00
    PURCHASED ON   05/04/1995                100.000          NET                              133,100.00
    PARTN IN GROUP ANNUITY CONTRACT #
    91479-B02 WITH STATE MUTUAL CO
    8.40% 12/31/1995
    PURCHASED ON   03/24/1995                100.000          NET                              132,848.72
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   01/09/1995                100.000          NET                              132,597.25
    PARTN IN GROUP ANNUITY CONTRACT
    W/BRUNDAGE STORY & ROSE # 11A
    6.55% 03/99
    PURCHASED ON   02/24/1995                100.000          NET                              132,369.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   08/23/1995                100.000          NET                              132,142.32
    PARTN IN GROUP ANNUITY CONTRACT
    W/BRUNDAGE STORY & ROSE # 11A
    6.55% 03/99
    PURCHASED ON   01/30/1995                100.000          NET                              131,701.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   10/25/1995                100.000          NET                              131,600.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   03/14/1995                100.000          NET                              131,300.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   06/01/1995                100.000          NET                              131,174.88
    PURCHASED ON   11/22/1995                100.000          NET                              130,780.85






                                                                   65


                                         NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                                             ITEM 27D - SCHEDULE OF REPORTABLE TRANSACTIONS

               PARTY INVOLVED/          PURCHASE OR                          COST OF        CURRENT VALUE         NET GAIN
               SECURITY NAME           SELLING PRICE       EXPENSES           ASSET           OF ASSET            OR LOSS
    =================================  ==============    =============   ================ =================   ===============
    MISCELLANEOUS

    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   01/03/1995                100.000          NET                              130,700.00
    PURCHASED ON   02/17/1995                100.000          NET                              130,700.00
    PURCHASED ON   12/04/1995                100.000          NET                              130,700.00
    PURCHASED ON   02/27/1995                100.000          NET                              130,638.22
    PARTN IN GROUP ANNUITY CONTRACT #
    18109 WITH AMERICAN INTL LIFE ASSUR
    CO OF N Y 7.640% 10/01/1996
    PURCHASED ON   12/27/1995                100.000          NET                              130,504.66
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   02/22/1995                100.000          NET                              129,469.49
    PURCHASED ON   08/31/1995                100.000          NET                              129,400.00
    PURCHASED ON   01/23/1995                100.000          NET                              129,300.00
    PARTN IN GROUP ANNUITY CONTRACT #
    5779-216 WITH PRUDENTIAL ASSET
    MANAGEMENT COMPANY 6.630% 03/31/1998
    PURCHASED ON   01/30/1995                100.000          NET                              129,252.53
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        06/16/1995                100.000          NET            129,211.77        129,211.77          0.00
    PARTN IN GROUP ANNUITY CONTRACT
    #FM-22020 (B) WITH CONNECTICUT GENERAL
    4.93% 06/30/1995
    PURCHASED ON   03/24/1995                100.000          NET                              129,093.77
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   01/17/1995                100.000          NET                              128,878.68
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   08/03/1995                100.000          NET                              128,500.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   04/03/1995                100.000          NET                              128,300.00
    PARTN IN GROUP ANNUITY CONTRACT #
    5779-216 WITH PRUDENTIAL ASSET
    MANAGEMENT COMPANY 6.630% 03/31/1998
    PURCHASED ON   11/29/1995                100.000          NET                              127,896.87



                                                                   66


                                         NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                                             ITEM 27D - SCHEDULE OF REPORTABLE TRANSACTIONS

               PARTY INVOLVED/          PURCHASE OR                          COST OF        CURRENT VALUE         NET GAIN
               SECURITY NAME           SELLING PRICE       EXPENSES           ASSET           OF ASSET            OR LOSS
    =================================  ==============    =============   ================ =================   ===============
    MISCELLANEOUS

    PARTN IN GROUP ANNUITY CONTRACT #
    5779-216 WITH PRUDENTIAL ASSET
    MANAGEMENT COMPANY 6.630% 03/31/1998
    PURCHASED ON   09/26/1995                100.000          NET                              126,532.07
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   02/24/1995                100.000          NET                              126,473.55
    PURCHASED ON   02/14/1995                100.000          NET                              126,325.04
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   10/26/1995                100.000          NET                              126,176.65
    PARTN IN GROUP ANNUITY CONTRACT #
    5779-216 WITH PRUDENTIAL ASSET
    MANAGEMENT COMPANY 6.630% 03/31/1998
    PURCHASED ON   08/11/1995                100.000          NET                              125,844.08
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   09/26/1995                100.000          NET                              125,400.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   06/09/1995                100.000          NET                              124,600.00
    PARTN IN GROUP ANNUITY CONTRACT #
    5779-216 WITH PRUDENTIAL ASSET
    MANAGEMENT COMPANY 6.630% 03/31/1998
    PURCHASED ON   06/26/1995                100.000          NET                              124,501.18
    PARTN IN GROUP ANNUITY CONTRACT #
    5779-216 WITH PRUDENTIAL ASSET
    MANAGEMENT COMPANY 6.630% 03/31/1998
    PURCHASED ON   12/27/1995                100.000          NET                              124,436.88
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   06/12/1995                100.000          NET                              124,286.50
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   03/08/1995                100.000          NET                              124,200.00
    PARTN IN GROUP ANNUITY CONTRACT #
    18109 WITH AMERICAN INTL LIFE ASSUR
    CO OF N Y 7.640% 10/01/1996
    PURCHASED ON   03/24/1995                100.000          NET                              124,110.76



                                                                   67


                                         NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                                             ITEM 27D - SCHEDULE OF REPORTABLE TRANSACTIONS

               PARTY INVOLVED/          PURCHASE OR                          COST OF        CURRENT VALUE         NET GAIN
               SECURITY NAME           SELLING PRICE       EXPENSES           ASSET           OF ASSET            OR LOSS
    =================================  ==============    =============   ================ =================   ===============
    MISCELLANEOUS

    PARTN IN GROUP ANNUITY CONTRACT
    #18164 WITH AMERICAN INTERNATIONAL
    LIFE 5.630% 03/31/1998
    PURCHASED ON   04/24/1995                100.000          NET                              124,091.57
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   02/13/1995                100.000          NET                              124,000.00
    PURCHASED ON   08/16/1995                100.000          NET                              123,800.00
    PARTN IN GROUP ANNUITY CONTRACT
    PROVIDENT NATIONAL #020-3953-02A
    9.58% SOLD ON  05/23/1995                100.000          NET            123,518.79        123,518.79          0.00
    PARTN IN GROUP ANNUITY CONTRACT
    #4-19126 WITH PRINCIPAL MUTUAL
    6.150% 09/30/1999
    PURCHASED ON   12/27/1995                100.000          NET                              123,364.36
    PARTN IN GROUP ANNUITY CONTRACT #
    5779-216 WITH PRUDENTIAL ASSET
    MANAGEMENT COMPANY 6.630% 03/31/1998
    PURCHASED ON   04/24/1995                100.000          NET                              123,172.63
    PURCHASED ON   10/30/1995                100.000          NET                              123,109.00
    PARTN IN GROUP ANNUITY CONTRACT
    #18164 WITH AMERICAN INTERNATIONAL
    LIFE 5.630% 03/31/1998
    PURCHASED ON   02/24/1995                100.000          NET                              122,997.76
    PARTN IN GROUP ANNUITY CONTRACT
    #18164 WITH AMERICAN INTERNATIONAL
    LIFE 5.630% 03/31/1998
    PURCHASED ON   01/30/1995                100.000          NET                              122,426.92
    PARTN IN GROUP ANNUITY CONTRACT #
    5779-216 WITH PRUDENTIAL ASSET
    MANAGEMENT COMPANY 6.630% 03/31/1998
    PURCHASED ON   02/24/1995                100.000          NET                              122,419.66
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        03/02/1995                100.000          NET            121,696.64        121,696.64          0.00
    PURCHASED ON   05/30/1995                100.000          NET                              121,676.27
    PARTN IN GROUP ANNUITY CONTRACT
    #18164 WITH AMERICAN INTERNATIONAL
    LIFE 5.630% 03/31/1998
    PURCHASED ON   11/29/1995                100.000          NET                              121,311.37


                                                                   68


                                         NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                                             ITEM 27D - SCHEDULE OF REPORTABLE TRANSACTIONS

               PARTY INVOLVED/          PURCHASE OR                          COST OF        CURRENT VALUE         NET GAIN
               SECURITY NAME           SELLING PRICE       EXPENSES           ASSET           OF ASSET            OR LOSS
    =================================  ==============    =============   ================ =================   ===============
    MISCELLANEOUS

    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   01/26/1995                100.000          NET                              121,300.00
    PARTN IN GROUP ANNUITY CONTRACT #
    GA 9385 WITH HARTFORD LIFE INSURANCE
    COMPANY 5.720% 01/31/1994
    PURCHASED ON   03/20/1995                100.000          NET                              121,295.83
    PARTN IN GROUP ANNUITY CONTRACT #
    5779-216 WITH PRUDENTIAL ASSET
    MANAGEMENT COMPANY 6.630% 03/31/1998
    PURCHASED ON   07/26/1995                100.000          NET                              121,133.06
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   05/15/1995                100.000          NET                              121,019.54
    PARTN IN GROUP ANNUITY CONTRACT
    PRUDENTIAL CONTRACT #5779-212 8.85%
    06/30/89 06/30/89 06/30/90  06/30/95
    SOLD ON        05/23/1995                100.000          NET            120,797.00        120,797.00          0.00
    PARTN IN GROUP ANNUITY CONTRACT
    #18164 WITH AMERICAN INTERNATIONAL
    LIFE 5.630% 03/31/1998
    PURCHASED ON   09/26/1995                100.000          NET                              120,205.99
    PARTN IN GROUP ANNUITY CONTRACT
    W/BRUNDAGE STORY & ROSE # 11A
    6.55% 03/99
    PURCHASED ON   03/24/1995                100.000          NET                              120,134.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   10/13/1995                100.000          NET                              119,900.00
    PARTN IN GROUP ANNUITY CONTRACT #
    5779-216 WITH PRUDENTIAL ASSET
    MANAGEMENT COMPANY 6.630% 03/31/1998
    PURCHASED ON   05/26/1995                100.000          NET                              119,840.43
    PARTN IN GROUP ANNUITY CONTRACT
    #18164 WITH AMERICAN INTERNATIONAL LIFE
    5.630% 03/31/1998
    PURCHASED ON   08/11/1995                100.000          NET                              119,648.10






                                                                   69


                                         NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                                             ITEM 27D - SCHEDULE OF REPORTABLE TRANSACTIONS

               PARTY INVOLVED/          PURCHASE OR                          COST OF        CURRENT VALUE         NET GAIN
               SECURITY NAME           SELLING PRICE       EXPENSES           ASSET           OF ASSET            OR LOSS
    =================================  ==============    =============   ================ =================   ===============
    MISCELLANEOUS

    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   04/25/1995                100.000          NET                              119,400.00
    PURCHASED ON   10/19/1995                100.000          NET                              119,400.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   08/14/1995                100.000          NET                              119,200.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   10/16/1995                100.000          NET                              118,784.42
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   08/10/1995                100.000          NET                              118,700.00
    PARTN IN GROUP ANNUITY CONTRACT
    #4-19126 WITH PRINCIPAL MUTUAL
    6.150% 09/30/1999
    PURCHASED ON   11/29/1995                100.000          NET                              118,691.90
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   06/08/1995                100.000          NET                              118,627.61
    PARTN IN GROUP ANNUITY CONTRACT
    #18164 WITH AMERICAN INTERNATIONAL
    LIFE 5.630% 03/31/1998
    PURCHASED ON   06/26/1995                100.000          NET                              118,557.87
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   08/25/1995                100.000          NET                              118,500.00
    PARTN IN GROUP ANNUITY CONTRACT
    #18164 WITH AMERICAN INTERNATIONAL
    LIFE 5.630% 03/31/1998
    PURCHASED ON   12/27/1995                100.000          NET                              117,936.64
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   09/13/1995                100.000          NET                              117,700.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   04/11/1995                100.000          NET                              117,400.00





                                                                   70


                                         NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                                             ITEM 27D - SCHEDULE OF REPORTABLE TRANSACTIONS

               PARTY INVOLVED/          PURCHASE OR                          COST OF        CURRENT VALUE         NET GAIN
               SECURITY NAME           SELLING PRICE       EXPENSES           ASSET           OF ASSET            OR LOSS
    =================================  ==============    =============   ================ =================   ===============
    MISCELLANEOUS

    PARTN IN GROUP ANNUITY CONTRACT
    #18164 WITH AMERICAN INTERNATIONAL
    LIFE 5.630% 03/31/1998
    PURCHASED ON   10/30/1995                100.000          NET                              116,862.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   07/26/1995                100.000          NET                              116,188.73
    PARTN IN GROUP ANNUITY CONTRACT
    #18164 WITH AMERICAN INTERNATIONAL
    LIFE 5.630% 03/31/1998
    PURCHASED ON   07/26/1995                100.000          NET                              115,259.74
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   03/02/1995                100.000          NET                              115,200.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   12/14/1995                100.000          NET                              115,000.00
    PARTN IN GROUP ANNUITY CONTRACT
    #18164 WITH AMERICAN INTERNATIONAL
    LIFE 5.630% 03/31/1998
    PURCHASED ON   05/26/1995                100.000          NET                              114,209.50
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   12/28/1995                100.000          NET                              113,200.00
    PURCHASED ON   08/24/1995                100.000          NET                              113,179.19
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   03/27/1995                100.000          NET                              112,800.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   01/30/1995                100.000          NET                              112,600.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   07/03/1995                100.000          NET                              111,849.26
    PURCHASED ON   07/12/1995                100.000          NET                              111,800.00
    PARTN IN GROUP ANNUITY CONTRACT
    #18164 WITH AMERICAN INTERNATIONAL
    LIFE 5.630% 03/31/1998
    PURCHASED ON   03/24/1995                100.000          NET                              111,587.62



                                                                   71


                                         NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                                             ITEM 27D - SCHEDULE OF REPORTABLE TRANSACTIONS

               PARTY INVOLVED/          PURCHASE OR                          COST OF        CURRENT VALUE         NET GAIN
               SECURITY NAME           SELLING PRICE       EXPENSES           ASSET           OF ASSET            OR LOSS
    =================================  ==============    =============   ================ =================   ===============
    MISCELLANEOUS

    PARTN IN GROUP ANNUITY CONTRACT #
    5779-216 WITH PRUDENTIAL ASSET
    MANAGEMENT COMPANY 6.630% 03/31/1998
    PURCHASED ON   03/24/1995                100.000          NET                              110,676.94
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   03/03/1995                100.000          NET                              110,500.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   03/06/1995                100.000          NET                              110,300.00
    SOLD ON        07/07/1995                100.000          NET            109,922.10        109,922.10          0.00
    PURCHASED ON   09/27/1995                100.000          NET                              109,800.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   12/29/1995                100.000          NET                              109,600.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        06/14/1995                100.000          NET            109,118.69        109,118.69          0.00
    PURCHASED ON   07/31/1995                100.000          NET                              108,900.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   06/16/1995                100.000          NET                              108,639.14
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   03/22/1995                100.000          NET                              107,900.00
    PARTN IN GROUP ANNUITY CONTRACT
    FM-22020 (A) WITH CONNECTICUT GENERAL
    LIFE INS CO 4.52% WITH 5.25 YEAR AVG
    PURCHASED ON   06/26/1995                100.000          NET                              106,619.66
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   11/09/1995                100.000          NET                              106,500.00
    PURCHASED ON   11/16/1995                100.000          NET                              106,400.00
    PARTN IN GROUP ANNUITY CONTRACT
    FM-22020 (A) WITH CONNECTICUT GENERAL
    LIFE INS CO 4.52% WITH 5.25 YEAR AVG
    PURCHASED ON   04/24/1995                100.000          NET                              105,860.24





                                                                   72


                                         NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                                             ITEM 27D - SCHEDULE OF REPORTABLE TRANSACTIONS

               PARTY INVOLVED/          PURCHASE OR                          COST OF        CURRENT VALUE         NET GAIN
               SECURITY NAME           SELLING PRICE       EXPENSES           ASSET           OF ASSET            OR LOSS
    =================================  ==============    =============   ================ =================   ===============
    MISCELLANEOUS

    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        01/25/1995                100.000          NET            105,650.79        105,650.79          0.00
    PARTN IN GROUP ANNUITY CONTRACT
    FM-22020 (A) WITH CONNECTICUT GENERAL
    LIFE INS CO 4.52% WITH 5.25 YEAR AVG
    PURCHASED ON   02/24/1995                100.000          NET                              105,130.86
    PARTN IN GROUP ANNUITY CONTRACT
    FM-22020 (A) WITH CONNECTICUT GENERAL
    LIFE INS CO 4.52% WITH 5.25 YEAR AVG
    PURCHASED ON   01/30/1995                100.000          NET                              104,749.65
    PARTN IN GROUP ANNUITY CONTRACT
    METROPOLITAN LIFE CONTRACT #10326-4
    8.80% MATURING FROM 7/05/89 TO 03/15/95
    PURCHASED ON   03/15/1995                100.000          NET                              103,927.59
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   04/21/1995                100.000          NET                              103,766.52
    PARTN IN GROUP ANNUITY CONTRACT
    #2068 WITH UNION BANK OF SWITZERLAND
    5.08% 08/99
    PURCHASED ON   01/30/1995                100.000          NET                              103,548.49
    PURCHASED ON   02/24/1995                100.000          NET                              103,548.49
    PURCHASED ON   04/24/1995                100.000          NET                              103,548.49
    PURCHASED ON   06/26/1995                100.000          NET                              103,548.49
    PURCHASED ON   08/11/1995                100.000          NET                              103,548.49
    PURCHASED ON   09/26/1995                100.000          NET                              103,548.49
    PURCHASED ON   11/29/1995                100.000          NET                              103,548.49
    PARTN IN GROUP ANNUITY CONTRACT #
    GIC-25143 WITH CIGNA
    6.660% 01/31/1996
    PURCHASED ON   04/24/1995                100.000          NET                              103,199.40
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   03/29/1995                100.000          NET                              103,100.00
    PARTN IN GROUP ANNUITY CONTRACT
    FM-22020 (A) WITH CONNECTICUT GENERAL
    LIFE INS CO 4.52% WITH 5.25 YEAR AVG
    PURCHASED ON   05/26/1995                100.000          NET                              102,812.19



                                                                   73


                                         NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                                             ITEM 27D - SCHEDULE OF REPORTABLE TRANSACTIONS

               PARTY INVOLVED/          PURCHASE OR                          COST OF        CURRENT VALUE         NET GAIN
               SECURITY NAME           SELLING PRICE       EXPENSES           ASSET           OF ASSET            OR LOSS
    =================================  ==============    =============   ================ =================   ===============
    MISCELLANEOUS

    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   12/07/1995                100.000          NET                              102,436.51
    PARTN IN GROUP ANNUITY CONTRACT #
    GIC-25143 WITH CIGNA
    6.660% 01/31/1996
    PURCHASED ON   02/24/1995                100.000          NET                              102,336.10
    PARTN IN GROUP ANNUITY CONTRACT #
    GIC-25143 WITH CIGNA
    6.660% 01/31/1996
    PURCHASED ON   01/30/1995                100.000          NET                              101,777.23
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        02/15/1995                100.000          NET            101,583.06        101,583.06          0.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   03/10/1995                100.000          NET            101,200.00
    PARTN IN GROUP ANNUITY CONTRACT #
    GIC-25143 WITH CIGNA
    6.660% 01/31/1996
    PURCHASED ON   11/29/1995                100.000          NET                              100,686.42
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   07/05/1995                100.000          NET                              100,413.64
    PURCHASED ON   04/10/1995                100.000          NET                              100,400.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   03/09/1995                100.000          NET                              100,300.00
    PARTN IN GROUP ANNUITY CONTRACT
    #2068 WITH UNION BANK OF SWITZERLAND
    5.08% 08/99
    PURCHASED ON   05/26/1995                100.000          NET                              100,208.22
    PURCHASED ON   07/26/1995                100.000          NET                              100,208.22
    PURCHASED ON   10/30/1995                100.000          NET                              100,208.22
    PURCHASED ON   12/27/1995                100.000          NET                              100,208.22
    PARTN IN GROUP ANNUITY CONTRACT
    FM-22020 (A) WITH CONNECTICUT GENERAL
    LIFE INS CO 4.52% WITH 5.25 YEAR AVG
    PURCHASED ON   06/30/1995                100.000          NET            100,092.23



                                                                   74


                                         NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                                             ITEM 27D - SCHEDULE OF REPORTABLE TRANSACTIONS

               PARTY INVOLVED/          PURCHASE OR                          COST OF        CURRENT VALUE         NET GAIN
               SECURITY NAME           SELLING PRICE       EXPENSES           ASSET           OF ASSET            OR LOSS
    =================================  ==============    =============   ================ =================   ===============
    MISCELLANEOUS

    PARTN IN GROUP ANNUITY CONTRACT #
    GIC-25143 WITH CIGNA
    6.660% 01/31/1996
    PURCHASED ON   09/26/1995                100.000          NET                               99,607.31
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        11/16/1995                100.000          NET             99,440.64         99,440.64          0.00
    PARTN CTF GROUP ANNUITY CONTRACT
    #14072 WITH METROPOLITAN LIFE
    7.070%
    PURCHASED ON   07/26/1995                100.000          NET                               99,180.27
    PARTN IN GROUP ANNUITY CONTRACT #
    GIC-25143 WITH CIGNA
    6.660% 01/31/1996
    PURCHASED ON   08/11/1995                100.000          NET                               99,063.34
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   05/25/1995                100.000          NET                               98,600.00
    PARTN IN GROUP ANNUITY CONTRACT #
    GIC-25143 WITH CIGNA
    6.660% 01/31/1996
    PURCHASED ON   06/26/1995                100.000          NET                               98,001.62
    PURCHASED ON   12/27/1995                100.000          NET                               97,964.86
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   11/20/1995                100.000          NET             97,700.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        10/18/1995                100.000          NET             97,395.88         97,395.88          0.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   03/17/1995                100.000          NET                               97,175.58
    PARTN IN GROUP ANNUITY CONTRACT #
    GIC-25143 WITH CIGNA
    6.660% 01/31/1996
    PURCHASED ON   10/30/1995                100.000          NET                               96,914.91
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   08/21/1995                100.000          NET                               96,500.00



                                                                   75


                                         NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                                             ITEM 27D - SCHEDULE OF REPORTABLE TRANSACTIONS

               PARTY INVOLVED/          PURCHASE OR                          COST OF        CURRENT VALUE         NET GAIN
               SECURITY NAME           SELLING PRICE       EXPENSES           ASSET           OF ASSET            OR LOSS
    =================================  ==============    =============   ================ =================   ===============
    MISCELLANEOUS

    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   06/30/1995                100.000          NET                               95,581.07
    PRTN IN GROUP ANNUITY CONTRACT #
    2003 WITH UNION BANK OF SWITZERLAND
    6.860% 10/01/1994
    PURCHASED ON   01/30/1995                100.000          NET                               95,551.34
    PARTN IN GROUP ANNUITY CONTRACT #
    GIC-25143 WITH CIGNA
    6.660% 01/31/1996
    PURCHASED ON   07/26/1995                100.000          NET                               95,352.63
    PARTN IN GROUP ANNUITY CONTRACT
    FM-22020 (A) WITH CONNECTICUT GENERAL
    LIFE INS CO 4.52% WITH 5.25 YEAR AVG
    PURCHASED ON   03/24/1995                100.000          NET                               95,285.72
    CIGNA #25190 6.330% 06/30/1999
    PURCHASED ON   12/27/1995                100.000          NET                               94,913.10
    PARTN IN GROUP ANNUITY CONTRACT #
    GIC-25143 WITH CIGNA
    6.660% 01/31/1996
    PURCHASED ON   05/26/1995                100.000          NET                               94,330.67
    PARTN IN GROUP ANNUITY CONTRACT
    #2068 WITH UNION BANK OF SWITZERLAND
    5.08% 08/99
    PURCHASED ON   03/24/1995                100.000          NET                               93,527.67
    PARTN IN GROUP ANNUITY CONTRACT #
    GIC-25143 WITH CIGNA
    6.660% 01/31/1996
    PURCHASED ON   03/24/1995                100.000          NET                               92,915.51
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   06/22/1995                100.000          NET                               92,900.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   12/26/1995                100.000          NET                               92,300.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        06/13/1995                100.000          NET             91,802.38         91,802.38          0.00




                                                                   76


                                         NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                                             ITEM 27D - SCHEDULE OF REPORTABLE TRANSACTIONS

               PARTY INVOLVED/          PURCHASE OR                          COST OF        CURRENT VALUE         NET GAIN
               SECURITY NAME           SELLING PRICE       EXPENSES           ASSET           OF ASSET            OR LOSS
    =================================  ==============    =============   ================ =================   ===============
    MISCELLANEOUS

    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        08/16/1995                100.000          NET             91,169.38         91,169.38          0.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   01/06/1995                100.000          NET                               90,800.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   12/11/1995                100.000          NET                               89,500.00
    PURCHASED ON   12/19/1995                100.000          NET                               89,400.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        09/20/1995                100.000          NET             89,078.18         89,078.18          0.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   01/20/1995                100.000          NET                               88,700.00
    SOLD ON        07/18/1995                100.000          NET             88,680.84         88,680.84          0.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   05/08/1995                100.000          NET                               86,075.56
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   02/21/1995                100.000          NET                               86,000.00
    PARTN IN GROUP ANNUITY CONTRACT
    #06798 WITH NEW YORK LIFE INSURANCE
    CO 6.360%
    PURCHASED ON   04/24/1995                100.000          NET                               85,928.73
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   09/22/1995                100.000          NET                               85,800.00
    SOLD ON        12/27/1995                100.000          NET             85,711.00         85,711.00          0.00
    SOLD ON        05/24/1995                100.000          NET             85,591.63         85,591.63          0.00
    PARTN IN GROUP ANNUITY CONTRACT
    #06798 WITH NEW YORK LIFE INSURANCE
    CO 6.360%
    PURCHASED ON   02/24/1995                100.000          NET                               85,181.74
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   11/15/1995                100.000          NET                               84,800.00



                                                                   77


                                         NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                                             ITEM 27D - SCHEDULE OF REPORTABLE TRANSACTIONS

               PARTY INVOLVED/          PURCHASE OR                          COST OF        CURRENT VALUE         NET GAIN
               SECURITY NAME           SELLING PRICE       EXPENSES           ASSET           OF ASSET            OR LOSS
    =================================  ==============    =============   ================ =================   ===============
    MISCELLANEOUS

    PARTN IN GROUP ANNUITY CONTRACT
    #06798 WITH NEW YORK LIFE INSURANCE
    CO 6.360%
    PURCHASED ON   01/30/1995                100.000          NET                               84,791.86
    PARTN IN GROUP ANNUITY CONTRACT
    #06798 WITH NEW YORK LIFE INSURANCE
    CO 6.360%
    PURCHASED ON   06/26/1995                100.000          NET                               83,796.86
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   03/31/1995                100.000          NET                               83,700.00
    PARTN IN GROUP ANNUITY CONTRACT #
    12391  WITH METROPOLITAN LIFE
    8.22% 04/01/1995
    PURCHASED ON   01/30/1995                100.000          NET                               83,519.50
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        09/27/1995                100.000          NET             82,438.74         82,438.74          0.00
    SOLD ON        03/17/1995                100.000          NET             82,315.25         82,315.25          0.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   04/26/1995                100.000          NET                               82,011.66
    PARTN IN GROUP ANNUITY CONTRACT
    #06798 WITH NEW YORK LIFE INSURANCE
    CO 6.360%
    PURCHASED ON   07/26/1995                100.000          NET                               81,448.32
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        10/26/1995                100.000          NET             81,029.93         81,029.93          0.00
    SOLD ON        06/20/1995                100.000          NET             80,983.39         80,983.39          0.00
    PARTN IN GROUP ANNUITY CONTRACT
    #06798 WITH NEW YORK LIFE INSURANCE
    CO 6.360%
    PURCHASED ON   05/26/1995                100.000          NET                               80,740.69
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   01/13/1995                100.000          NET                               80,606.24
    PURCHASED ON   05/17/1995                100.000          NET                               80,500.00




                                                                   78


                                         NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                                             ITEM 27D - SCHEDULE OF REPORTABLE TRANSACTIONS

               PARTY INVOLVED/          PURCHASE OR                          COST OF        CURRENT VALUE         NET GAIN
               SECURITY NAME           SELLING PRICE       EXPENSES           ASSET           OF ASSET            OR LOSS
    =================================  ==============    =============   ================ =================   ===============
    MISCELLANEOUS

    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        12/27/1995                100.000          NET             79,637.12         79,637.12          0.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   01/17/1995                100.000          NET                               79,095.94
    PARTN IN GROUP ANNUITY CONTRACT
    #6362 WITH JOHN HANCOCK MUTUAL LIFE
    6.000% 10/01/1997
    PURCHASED ON   09/26/1995                100.000          NET                               78,117.57
    PARTN IN GROUP ANNUITY CONTRACT
    #6362 WITH JOHN HANCOCK MUTUAL LIFE
    6.000% 10/01/1997
    PURCHASED ON   08/11/1995                100.000          NET                               77,731.94
    PARTN IN GROUP ANNUITY CONTRACT
    #06798 WITH NEW YORK LIFE INSURANCE
    CO 6.360%
    PURCHASED ON   09/26/1995                100.000          NET                               77,345.21
    PARTN IN GROUP ANNUITY CONTRACT
    #06798 WITH NEW YORK LIFE INSURANCE
    CO 6.360%
    PURCHASED ON   03/24/1995                100.000          NET                               77,274.95
    PARTN IN GROUP ANNUITY CONTRACT
    #06798 WITH NEW YORK LIFE INSURANCE
    CO 6.360%
    PURCHASED ON   08/11/1995                100.000          NET                               77,015.69
    PARTN IN GROUP ANNUITY CONTRACT
    #6362 WITH JOHN HANCOCK MUTUAL LIFE
    6.000% 10/01/1997
    PURCHASED ON   06/26/1995                100.000          NET                               76,978.65
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        10/13/1995                100.000          NET             76,519.78         76,519.78          0.00
    PARTN IN GROUP ANNUITY CONTRACT
    #6362 WITH JOHN HANCOCK MUTUAL LIFE
    6.000% 10/01/1997
    PURCHASED ON   04/24/1995                100.000          NET                               76,232.66





                                                                   79


                                         NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                                             ITEM 27D - SCHEDULE OF REPORTABLE TRANSACTIONS

               PARTY INVOLVED/          PURCHASE OR                          COST OF        CURRENT VALUE         NET GAIN
               SECURITY NAME           SELLING PRICE       EXPENSES           ASSET           OF ASSET            OR LOSS
    =================================  ==============    =============   ================ =================   ===============
    MISCELLANEOUS

    PARTN IN GROUP ANNUITY CONTRACT
    #6362 WITH JOHN HANCOCK MUTUAL LIFE
    6.000% 10/01/1997
    PURCHASED ON   10/30/1995                100.000          NET                               75,966.63
    PARTN IN GROUP ANNUITY CONTRACT
    #6362 WITH JOHN HANCOCK MUTUAL LIFE
    6.000% 10/01/1997
    PURCHASED ON   02/24/1995                100.000          NET                               75,518.01
    PARTN IN GROUP ANNUITY CONTRACT
    #06798 WITH NEW YORK LIFE INSURANCE
    CO 6.360%
    PURCHASED ON   11/29/1995                100.000          NET                               75,341.73
    PURCHASED ON   10/30/1995                100.000          NET                               75,165.28
    PARTN IN GROUP ANNUITY CONTRACT
    #6362 WITH JOHN HANCOCK MUTUAL LIFE
    6.000% 10/01/1997
    PURCHASED ON   01/30/1995                100.000          NET                               75,145.21
    PARTN IN GROUP ANNUITY CONTRACT
    #6362 WITH JOHN HANCOCK MUTUAL LIFE
    6.000% 10/01/1997
    PURCHASED ON   07/26/1995                100.000          NET                               74,859.07
    PARTN IN GROUP ANNUITY CONTRACT
    #6362 WITH JOHN HANCOCK MUTUAL LIFE
    6.000% 10/01/1997
    PURCHASED ON   11/29/1995                100.000          NET                               74,560.68
    PARTN IN GROUP ANNUITY CONTRACT
    PROVIDENT NATIONAL #020-3953-02A
    9.58%
    SOLD ON        03/03/1995                100.000          NET             74,219.92         74,219.92          0.00
    PARTN IN GROUP ANNUITY CONTRACT
    #6362 WITH JOHN HANCOCK MUTUAL LIFE
    6.000% 10/01/1997
    PURCHASED ON   05/26/1995                100.000          NET                               74,133.62
    PARTN IN GROUP ANNUITY CONTRACT #
    91479-B01 WITH STATE MUTUAL CO
    8.38% 12/31/1995
    PURCHASED ON   04/24/1995                100.000          NET                               73,839.83
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   10/10/1995                100.000          NET                               73,800.00


                                                                   80


                                         NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                                             ITEM 27D - SCHEDULE OF REPORTABLE TRANSACTIONS

               PARTY INVOLVED/          PURCHASE OR                          COST OF        CURRENT VALUE         NET GAIN
               SECURITY NAME           SELLING PRICE       EXPENSES           ASSET           OF ASSET            OR LOSS
    =================================  ==============    =============   ================ =================   ===============
    MISCELLANEOUS

    PARTN IN GROUP ANNUITY CONTRACT
    #06798 WITH NEW YORK LIFE INSURANCE
    CO 6.360%
    PURCHASED ON   12/27/1995                100.000          NET                               73,207.82
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   08/17/1995                100.000          NET                               73,200.00
    PARTN IN GROUP ANNUITY CONTRACT #
    91479-B01 WITH STATE MUTUAL CO
    8.38% 12/31/1995
    PURCHASED ON   02/24/1995                100.000          NET                               72,885.54
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        04/26/1995                100.000          NET             72,765.26         72,765.26          0.00
    PARTN IN GROUP ANNUITY CONTRACT
    PRUDENTIAL CONTRACT #5779-212 8.85%
    06/30/89 06/30/89 06/30/90  06/30/95
    SOLD ON        03/03/1995                100.000          NET             72,714.79         72,714.79          0.00
    PARTN IN GROUP ANNUITY CONTRACT #
    91479-B01 WITH STATE MUTUAL CO
    8.38% 12/31/1995
    PURCHASED ON   01/30/1995                100.000          NET                               72,389.09
    PARTN IN GROUP ANNUITY CONTRACT
    #6362 WITH JOHN HANCOCK MUTUAL LIFE
    6.000% 10/01/1997
    PURCHASED ON   12/27/1995                100.000          NET                               72,367.94
    PARTN IN GROUP ANNUITY CONTRACT
    #FM-22020 (B) WITH CONNECTICUT GENERAL
    4.93% 06/30/1995
    PURCHASED ON   06/26/1995                100.000          NET                               72,294.78
    PARTN IN GROUP ANNUITY CONTRACT #
    91479-B02 WITH STATE MUTUAL CO
    8.40% 12/31/1995
    PURCHASED ON   05/26/1995                100.000          NET                               71,483.49
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   05/12/1995                100.000          NET                               71,400.00





                                                                   81


                                         NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                                             ITEM 27D - SCHEDULE OF REPORTABLE TRANSACTIONS

               PARTY INVOLVED/          PURCHASE OR                          COST OF        CURRENT VALUE         NET GAIN
               SECURITY NAME           SELLING PRICE       EXPENSES           ASSET           OF ASSET            OR LOSS
    =================================  ==============    =============   ================ =================   ===============
    MISCELLANEOUS

    PARTN IN GROUP ANNUITY CONTRACT #
    91479-B02 WITH STATE MUTUAL CO
    8.40% 12/31/1995
    PURCHASED ON   11/29/1995                100.000          NET                               71,371.77
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   03/15/1995                100.000          NET                               71,300.00
    PURCHASED ON   05/23/1995                100.000          NET                               71,300.00
    PURCHASED ON   01/25/1995                100.000          NET                               71,200.00
    PURCHASED ON   02/16/1995                100.000          NET                               71,036.45
    PARTN IN GROUP ANNUITY CONTRACT #
    91479-B01 WITH STATE MUTUAL CO
    8.38% 12/31/1995
    PURCHASED ON   10/02/1995                100.000          NET                               70,733.26
    PARTN IN GP ANN CONT# 6829
    WITH NY LIFE 12/31/1995
    PURCHASED ON   04/24/1995                100.000          NET                               70,529.75
    PARTN IN GROUP ANNUITY CONTRACT #
    91479-B02 WITH STATE MUTUAL CO
    8.40% 12/31/1995
    PURCHASED ON   09/26/1995                100.000          NET                               70,418.75
    PARTN IN GROUP ANNUITY CONTRACT #
    91479-B01 WITH STATE MUTUAL CO
    8.38% 12/31/1995
    PURCHASED ON   09/26/1995                100.000          NET                               70,252.78
    PARTN IN GROUP ANNUITY CONTRACT #
    91479-B02 WITH STATE MUTUAL CO
    8.40% 12/31/1995
    PURCHASED ON   08/11/1995                100.000          NET                               69,939.30
    PARTN IN GP ANN CONT# 6829
    WITH NY LIFE 12/31/1995
    PURCHASED ON   02/24/1995                100.000          NET                               69,916.63
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   05/26/1995                100.000          NET                               69,800.00
    PARTN IN GROUP ANNUITY CONTRACT #
    91479-B01 WITH STATE MUTUAL CO
    8.38% 12/31/1995
    PURCHASED ON   08/11/1995                100.000          NET                               69,775.56



                                                                   82


                                         NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                                             ITEM 27D - SCHEDULE OF REPORTABLE TRANSACTIONS

               PARTY INVOLVED/          PURCHASE OR                          COST OF        CURRENT VALUE         NET GAIN
               SECURITY NAME           SELLING PRICE       EXPENSES           ASSET           OF ASSET            OR LOSS
    =================================  ==============    =============   ================ =================   ===============
    MISCELLANEOUS

    PARTN IN GROUP ANNUITY CONTRACT
    #FM-22020 (B) WITH CONNECTICUT GENERAL
    4.93% 06/30/1995
    PURCHASED ON   05/26/1995                100.000          NET                               69,690.25
    PARTN IN GP ANN CONT# 6829
    WITH NY LIFE 12/31/1995
    PURCHASED ON   01/30/1995                100.000          NET                               69,596.62
    PARTN IN GROUP ANNUITY CONTRACT #
    91479-B02 WITH STATE MUTUAL CO
    8.40% 12/31/1995
    PURCHASED ON   12/27/1995                100.000          NET                               69,535.27
    PARTN IN GROUP ANNUITY CONTRACT #
    91479-B02 WITH STATE MUTUAL CO
    8.40% 12/31/1995
    PURCHASED ON   06/26/1995                100.000          NET                               69,005.41
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        07/25/1995                100.000          NET             68,917.16         68,917.16          0.00
    PARTN IN GROUP ANNUITY CONTRACT #
    91479-B01 WITH STATE MUTUAL CO
    8.38% 12/31/1995
    PURCHASED ON   06/26/1995                100.000          NET                               68,845.96
    PARTN IN GP ANN CONT# 6829
    WITH NY LIFE 12/31/1995
    PURCHASED ON   06/26/1995                100.000          NET                               68,779.93
    PARTN IN GROUP ANNUITY CONTRACT #
    91479-B02 WITH STATE MUTUAL CO
    8.40% 12/31/1995
    PURCHASED ON   10/30/1995                100.000          NET                               68,606.76
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   06/19/1995                100.000          NET                               68,565.25
    PARTN IN GROUP ANNUITY CONTRACT
    #6362 WITH JOHN HANCOCK MUTUAL LIFE
    6.000% 10/01/1997
    PURCHASED ON   03/24/1995                100.000          NET                               68,531.79
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        05/17/1995                100.000          NET             68,135.41         68,135.41          0.00
    PURCHASED ON   07/17/1995                100.000          NET                               68,100.00


                                                                   83


                                         NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                                             ITEM 27D - SCHEDULE OF REPORTABLE TRANSACTIONS

               PARTY INVOLVED/          PURCHASE OR                          COST OF        CURRENT VALUE         NET GAIN
               SECURITY NAME           SELLING PRICE       EXPENSES           ASSET           OF ASSET            OR LOSS
    =================================  ==============    =============   ================ =================   ===============
    MISCELLANEOUS

    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        10/11/1995                100.000          NET             68,018.23         68,018.23          0.00
    PARTN IN GROUP ANNUITY CONTRACT
    #FM-22020 (B) WITH CONNECTICUT GENERAL
    4.93% 06/30/1995
    PURCHASED ON   06/30/1995                100.000          NET                               67,890.62
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   01/19/1995                100.000          NET                               67,800.00
    PARTN IN GP ANN CONT# 6829
    WITH NY LIFE 12/31/1995
    PURCHASED ON   09/26/1995                100.000          NET                               67,266.43
    PARTN IN GROUP ANNUITY CONTRACT #
    91479-B02 WITH STATE MUTUAL CO
    8.40% 12/31/1995
    PURCHASED ON   07/26/1995                100.000          NET                               67,229.79
    PARTN IN GROUP ANNUITY CONTRACT #
    91479-B01 WITH STATE MUTUAL CO
    8.38% 12/31/1995
    PURCHASED ON   07/26/1995                100.000          NET                               67,073.42
    PARTN IN GP ANN CONT# 6829
    WITH NY LIFE 12/31/1995
    PURCHASED ON   08/11/1995                100.000          NET                               66,979.07
    PURCHASED ON   07/26/1995                100.000          NET                               66,852.26
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        08/23/1995                100.000          NET             66,696.18         66,696.18          0.00
    PARTN IN GROUP ANNUITY CONTRACT #
    91479-B01 WITH STATE MUTUAL CO
    8.38% 12/31/1995
    PURCHASED ON   05/26/1995                100.000          NET                               66,549.55
    PARTN IN GP ANN CONT# 6829
    WITH NY LIFE 12/31/1995
    PURCHASED ON   05/26/1995                100.000          NET                               66,271.44
    PARTN IN GROUP ANNUITY CONTRACT #
    91479-B01 WITH STATE MUTUAL CO
    8.38% 12/31/1995
    PURCHASED ON   03/24/1995                100.000          NET                               66,261.65



                                                                   84


                                         NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                                             ITEM 27D - SCHEDULE OF REPORTABLE TRANSACTIONS

               PARTY INVOLVED/          PURCHASE OR                          COST OF        CURRENT VALUE         NET GAIN
               SECURITY NAME           SELLING PRICE       EXPENSES           ASSET           OF ASSET            OR LOSS
    =================================  ==============    =============   ================ =================   ===============
    MISCELLANEOUS

    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   01/18/1995                100.000          NET                               66,100.00
    PARTN IN GP ANN CONT# 6829
    WITH NY LIFE 12/31/1995
    PURCHASED ON   10/30/1995                100.000          NET                               65,371.32
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   12/15/1995                100.000          NET                               64,900.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   03/30/1995                100.000          NET                               64,400.00
    PARTN IN GP ANN CONT# 6829
    WITH NY LIFE 12/31/1995
    PURCHASED ON   03/24/1995                100.000          NET                               63,426.78
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   10/31/1995                100.000          NET                               62,400.00
    PARTN IN GP ANN CONT# 6829
    WITH NY LIFE 12/31/1995
    PURCHASED ON   11/29/1995                100.000          NET                               62,102.60
    PARTN IN GROUP ANNUITY CONTRACT #
    12391  WITH METROPOLITAN LIFE
    8.22% 04/01/1995
    PURCHASED ON   10/05/1995                100.000          NET                               60,253.10
    PARTN IN GP ANN CONT# 6829
    WITH NY LIFE 12/31/1995
    PURCHASED ON   12/27/1995                100.000          NET                               60,238.82
    PARTN CTF GROUP ANNUITY CONTRACT
    #14072 WITH METROPOLITAN LIFE
    7.070%
    PURCHASED ON   11/29/1995                100.000          NET                               60,221.91
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        07/12/1995                100.000          NET             60,115.05         60,115.05          0.00
    PURCHASED ON   10/18/1995                100.000          NET                               60,100.00
    PARTN IN GROUP ANNUITY CONTRACT
    WITH BANKERS TRUST
    8.950% 10/01/1993
    PURCHASED ON   10/05/1995                100.000          NET                               59,861.78


                                                                   85


                                         NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                                             ITEM 27D - SCHEDULE OF REPORTABLE TRANSACTIONS

               PARTY INVOLVED/          PURCHASE OR                          COST OF        CURRENT VALUE         NET GAIN
               SECURITY NAME           SELLING PRICE       EXPENSES           ASSET           OF ASSET            OR LOSS
    =================================  ==============    =============   ================ =================   ===============
    MISCELLANEOUS

    PARTN IN GROUP ANNUITY CONTRACT #
    12391  WITH METROPOLITAN LIFE
    8.22% 04/01/1995
    PURCHASED ON   09/26/1995                100.000          NET                               59,850.20
    PARTN CTF GROUP ANNUITY CONTRACT
    #14072 WITH METROPOLITAN LIFE
    7.070%
    PURCHASED ON   09/26/1995                100.000          NET                               59,538.29
    PARTN IN GROUP ANNUITY CONTRACT #
    12391  WITH METROPOLITAN LIFE
    8.22% 04/01/1995
    PURCHASED ON   08/11/1995                100.000          NET                               59,449.99
    PARTN IN GROUP ANNUITY CONTRACT
    WITH BANKERS TRUST
    8.950% 10/01/1993
    PURCHASED ON   09/26/1995                100.000          NET                               59,429.46
    PARTN CTF GROUP ANNUITY CONTRACT
    #14072 WITH METROPOLITAN LIFE
    7.070%
    PURCHASED ON   08/11/1995                100.000          NET                               59,193.86
    PARTN IN GROUP ANNUITY CONTRACT
    WITH BANKERS TRUST
    8.950% 10/01/1993
    PURCHASED ON   08/11/1995                100.000          NET                               58,999.23
    PARTN IN GROUP ANNUITY CONTRACT #
    12391  WITH METROPOLITAN LIFE
    8.22% 04/01/1995
    PURCHASED ON   02/24/1995                100.000          NET                               58,897.21
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        03/10/1995                100.000          NET             58,719.88         58,719.88          0.00
    PARTN IN GROUP ANNUITY CONTRACT #
    12391  WITH METROPOLITAN LIFE
    8.22% 04/01/1995
    PURCHASED ON   06/26/1995                100.000          NET                               58,670.29
    PARTN CTF GROUP ANNUITY CONTRACT
    #14072 WITH METROPOLITAN LIFE
    7.070%
    PURCHASED ON   12/27/1995                100.000          NET                               58,612.89



                                                                   86


                                         NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                                             ITEM 27D - SCHEDULE OF REPORTABLE TRANSACTIONS

               PARTY INVOLVED/          PURCHASE OR                          COST OF        CURRENT VALUE         NET GAIN
               SECURITY NAME           SELLING PRICE       EXPENSES           ASSET           OF ASSET            OR LOSS
    =================================  ==============    =============   ================ =================   ===============
    MISCELLANEOUS

    PARTN IN GROUP ANNUITY CONTRACT
    WITH BANKERS TRUST
    8.950% 10/01/1993
    PURCHASED ON   06/26/1995                100.000          NET                               58,161.71
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        11/30/1995                100.000          NET             58,131.34         58,131.34          0.00
    PARTN CTF GROUP ANNUITY CONTRACT
    #14072 WITH METROPOLITAN LIFE
    7.070%
    PURCHASED ON   10/30/1995                100.000          NET                               57,947.54
    PARTN IN GROUP ANNUITY CONTRACT #
    12391  WITH METROPOLITAN LIFE
    8.22% 04/01/1995
    PURCHASED ON   04/24/1995                100.000          NET                               57,900.81
    CASSIE DES DEPOTS ET CONSIGNATIONS
    CONTRACT # 106 5.69% 12/31/1998
    PURCHASED ON   01/30/1995                100.000          NET                               57,679.09
    CASSIE DES DEPOTS ET CONSIGNATIONS
    CONTRACT # 106 5.69% 12/31/1998
    PURCHASED ON   06/26/1995                100.000          NET                               57,391.23
    PARTN IN GROUP ANNUITY CONTRACT
    WITH BANKERS TRUST
    8.950% 10/01/1993
    PURCHASED ON   04/24/1995                100.000          NET                               57,336.10
    PARTN IN GROUP ANNUITY CONTRACT #
    12391  WITH METROPOLITAN LIFE
    8.22% 04/01/1995
    PURCHASED ON   07/26/1995                100.000          NET                               57,153.72
    CASSIE DES DEPOTS ET CONSIGNATIONS
    CONTRACT # 106 5.69% 12/31/1998
    PURCHASED ON   11/29/1995                100.000          NET                               57,148.10
    CASSIE DES DEPOTS ET CONSIGNATIONS
    CONTRACT # 106 5.69% 12/31/1998
    PURCHASED ON   04/24/1995                100.000          NET                               56,862.88
    PARTN IN GROUP ANNUITY CONTRACT
    WITH BANKERS TRUST
    8.950% 10/01/1993
    PURCHASED ON   07/26/1995                100.000          NET                               56,689.32



                                                                   87


                                         NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                                             ITEM 27D - SCHEDULE OF REPORTABLE TRANSACTIONS

               PARTY INVOLVED/          PURCHASE OR                          COST OF        CURRENT VALUE         NET GAIN
               SECURITY NAME           SELLING PRICE       EXPENSES           ASSET           OF ASSET            OR LOSS
    =================================  ==============    =============   ================ =================   ===============
    MISCELLANEOUS

    CASSIE DES DEPOTS ET CONSIGNATIONS
    CONTRACT # 106 5.69% 12/31/1998
    PURCHASED ON   09/26/1995                100.000          NET                               56,622.00
    PARTN IN GROUP ANNUITY CONTRACT
    WITH BANKERS TRUST
    8.950% 10/01/1993
    PURCHASED ON   02/24/1995                100.000          NET                               56,548.69
    CASSIE DES DEPOTS ET CONSIGNATIONS
    CONTRACT # 106 5.69% 12/31/1998
    PURCHASED ON   02/24/1995                100.000          NET                               56,510.46
    PARTN IN GROUP ANNUITY CONTRACT #
    12391  WITH METROPOLITAN LIFE
    8.22% 04/01/1995
    PURCHASED ON   05/26/1995                100.000          NET                               56,404.13
    CASSIE DES DEPOTS ET CONSIGNATIONS
    CONTRACT # 106 5.69% 12/31/1998
    PURCHASED ON   08/11/1995                100.000          NET                               56,356.49
    PARTN IN GROUP ANNUITY CONTRACT
    WITH BANKERS TRUST
    8.950% 10/01/1993
    PURCHASED ON   01/30/1995                100.000          NET                               56,139.32
    PARTN IN GROUP ANNUITY CONTRACT
    WITH BANKERS TRUST
    8.950% 10/01/1993
    PURCHASED ON   05/26/1995                100.000          NET                               55,884.61
    CASSIE DES DEPOTS ET CONSIGNATIONS
    CONTRACT # 106 5.69% 12/31/1998
    PURCHASED ON   07/26/1995                100.000          NET                               55,797.32
    CASSIE DES DEPOTS ET CONSIGNATIONS
    CONTRACT # 106 5.69% 12/31/1998
    PURCHASED ON   12/27/1995                100.000          NET                               55,560.95
    PARTN IN GROUP ANNUITY CONTRACT
    W/PRUDENTIAL 5779-217
    5.800% 01/97
    PURCHASED ON   04/24/1995                100.000          NET                               55,481.46
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        09/13/1995                100.000          NET             55,451.02         55,451.02          0.00




                                                                   88


                                         NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                                             ITEM 27D - SCHEDULE OF REPORTABLE TRANSACTIONS

               PARTY INVOLVED/          PURCHASE OR                          COST OF        CURRENT VALUE         NET GAIN
               SECURITY NAME           SELLING PRICE       EXPENSES           ASSET           OF ASSET            OR LOSS
    =================================  ==============    =============   ================ =================   ===============
    MISCELLANEOUS

    CASSIE DES DEPOTS ET CONSIGNATIONS
    CONTRACT # 106 5.69% 12/31/1998
    PURCHASED ON   05/26/1995                100.000          NET                               55,283.65
    PARTN IN GROUP ANNUITY CONTRACT
    W/PRUDENTIAL 5779-217
    5.800% 01/97
    PURCHASED ON   02/24/1995                100.000          NET                               55,075.01
    CASSIE DES DEPOTS ET CONSIGNATIONS
    CONTRACT # 106 5.69% 12/31/1998
    PURCHASED ON   10/30/1995                100.000          NET                               55,049.46
    PARTN IN GROUP ANNUITY CONTRACT
    W/PRUDENTIAL 5779-217
    5.800% 01/97
    PURCHASED ON   01/30/1995                100.000          NET                               54,811.91
    PARTN IN GROUP ANNUITY CONTRACT
    PROVIDENT NATIONAL #020-3953-02A
    9.58%
    PURCHASED ON   06/26/1995                100.000          NET                               54,448.55
    PARTN IN GROUP ANNUITY CONTRACT
    PROVIDENT NATIONAL #020-3953-02A
    9.58%
    PURCHASED ON   03/24/1995                100.000          NET                               54,422.92
    PARTN IN GROUP ANNUITY CONTRACT
    W/PRUDENTIAL 5779-217
    5.800% 01/97
    PURCHASED ON   11/29/1995                100.000          NET                               54,321.63
    PARTN IN GROUP ANNUITY CONTRACT
    PROVIDENT NATIONAL #020-3953-02A
    9.58%
    PURCHASED ON   04/24/1995                100.000          NET                               54,300.18
    PARTN IN GROUP ANNUITY CONTRACT
    PROVIDENT NATIONAL #020-3953-02A
    9.58%
    PURCHASED ON   05/26/1995                100.000          NET                               54,276.43
    PURCHASED ON   01/30/1995                100.000          NET                               54,202.71
    PARTN IN GROUP ANNUITY CONTRACT
    PROVIDENT NATIONAL #020-3953-02A
    9.58%
    PURCHASED ON   02/24/1995                100.000          NET                               54,114.08



                                                                   89


                                         NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                                             ITEM 27D - SCHEDULE OF REPORTABLE TRANSACTIONS

               PARTY INVOLVED/          PURCHASE OR                          COST OF        CURRENT VALUE         NET GAIN
               SECURITY NAME           SELLING PRICE       EXPENSES           ASSET           OF ASSET            OR LOSS
    =================================  ==============    =============   ================ =================   ===============
    MISCELLANEOUS

    PARTN IN GROUP ANNUITY CONTRACT
    PROVIDENT NATIONAL #020-3953-02A
    9.58%
    PURCHASED ON   06/30/1995                100.000          NET                               54,040.13
    PARTN IN GROUP ANNUITY CONTRACT
    W/PRUDENTIAL 5779-217
    5.800% 01/97
    PURCHASED ON   09/26/1995                100.000          NET                               53,812.20
    PARTN IN GROUP ANNUITY CONTRACT
    PROVIDENT NATIONAL #020-3953-02A
    9.58%
    SOLD ON        03/29/1995                100.000          NET             53,644.42         53,644.42          0.00
    PARTN IN GROUP ANNUITY CONTRACT
    W/PRUDENTIAL 5779-217
    5.800% 01/97
    PURCHASED ON   08/11/1995                100.000          NET                               53,555.13
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        06/27/1995                100.000          NET             53,202.06         53,202.06          0.00
    PARTN IN GROUP ANNUITY CONTRACT
    W/PRUDENTIAL 5779-217
    5.800% 01/97
    PURCHASED ON   06/26/1995                100.000          NET                               53,052.88
    PARTN IN GROUP ANNUITY CONTRACT
    W/PRUDENTIAL 5779-217
    5.800% 01/97
    PURCHASED ON   12/27/1995                100.000          NET                               52,817.57
    PARTN IN GROUP ANNUITY CONTRACT
    PRUDENTIAL CONTRACT #5779-212 8.85%
    06/30/89 06/30/89 06/30/90  06/30/95
    SOLD ON        03/29/1995                100.000          NET             52,534.28         52,534.28          0.00
    PARTN IN GROUP ANNUITY CONTRACT
    W/PRUDENTIAL 5779-217
    5.800% 01/97
    PURCHASED ON   10/30/1995                100.000          NET                               52,322.24
    PARTN IN GROUP ANNUITY CONTRACT #
    12391  WITH METROPOLITAN LIFE
    8.22% 04/01/1995
    PURCHASED ON   03/24/1995                100.000          NET                               51,964.65



                                                                   90


                                         NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                                             ITEM 27D - SCHEDULE OF REPORTABLE TRANSACTIONS

               PARTY INVOLVED/          PURCHASE OR                          COST OF        CURRENT VALUE         NET GAIN
               SECURITY NAME           SELLING PRICE       EXPENSES           ASSET           OF ASSET            OR LOSS
    =================================  ==============    =============   ================ =================   ===============
    MISCELLANEOUS

    PARTN IN GROUP ANNUITY CONTRACT
    W/PRUDENTIAL 5779-217
    5.800% 01/97
    PURCHASED ON   07/26/1995                100.000          NET                               51,583.95
    PARTN IN GROUP ANNUITY CONTRACT
    WITH BANKERS TRUST
    8.950% 10/01/1993
    PURCHASED ON   03/24/1995                100.000          NET                               51,430.59
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   01/04/1995                100.000          NET                               51,400.00
    SOLD ON        02/03/1995                100.000          NET             51,375.03         51,375.03          0.00
    CASSIE DES DEPOTS ET CONSIGNATIONS
    CONTRACT # 106 5.69% 12/31/1998
    PURCHASED ON   03/24/1995                100.000          NET                               51,130.81
    PARTN IN GROUP ANNUITY CONTRACT
    W/PRUDENTIAL 5779-217
    5.800% 01/97
    PURCHASED ON   05/26/1995                100.000          NET                               51,100.18
    PARTN IN GROUP ANNUITY CONTRACT #
    2003 WITH UNION BANK OF SWITZERLAND
    6.860% 10/01/1994
    PURCHASED ON   02/24/1995                100.000          NET                               50,857.97
    PURCHASED ON   04/03/1995                100.000          NET                               50,857.95
    PARTN IN GROUP ANNUITY CONTRACT
    PRUDENTIAL CONTRACT #5779-212 8.85%
    06/30/89 06/30/89 06/30/90  06/30/95
    PURCHASED ON   06/26/1995                100.000          NET                               50,222.87
    PARTN IN GROUP ANNUITY CONTRACT
    PRUDENTIAL CONTRACT #5779-212 8.85%
    06/30/89 06/30/89 06/30/90  06/30/95
    PURCHASED ON   01/30/1995                100.000          NET                               50,171.30
    PARTN IN GROUP ANNUITY CONTRACT
    PRUDENTIAL CONTRACT #5779-212 8.85%
    06/30/89 06/30/89 06/30/90  06/30/95
    PURCHASED ON   04/24/1995                100.000          NET                               50,139.85
    PARTN IN GROUP ANNUITY CONTRACT
    PRUDENTIAL CONTRACT #5779-212 8.85%
    06/30/89 06/30/89 06/30/90  06/30/95
    PURCHASED ON   02/24/1995                100.000          NET                               50,065.30


                                                                   91


                                         NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                                             ITEM 27D - SCHEDULE OF REPORTABLE TRANSACTIONS

               PARTY INVOLVED/          PURCHASE OR                          COST OF        CURRENT VALUE         NET GAIN
               SECURITY NAME           SELLING PRICE       EXPENSES           ASSET           OF ASSET            OR LOSS
    =================================  ==============    =============   ================ =================   ===============
    MISCELLANEOUS

    PARTN IN GROUP ANNUITY CONTRACT
    W/PRUDENTIAL 5779-217
    5.800% 01/97
    PURCHASED ON   03/24/1995                100.000          NET                               49,972.36
    PARTN IN GROUP ANNUITY CONTRACT
    #13553 WITH METROPOLITAN LIFE
    INSURANCE CO 5.650%
    PURCHASED ON   09/26/1995                100.000          NET                               49,523.35
    PARTN IN GROUP ANNUITY CONTRACT
    #13553 WITH METROPOLITAN LIFE
    INSURANCE CO 5.650%
    PURCHASED ON   08/11/1995                100.000          NET                               49,292.72
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        01/20/1995                100.000          NET             49,214.65         49,214.65          0.00
    PARTN CTF GROUP ANNUITY CONTRACT
    #14072 WITH METROPOLITAN LIFE
    7.070%
    PURCHASED ON   06/26/1995                100.000          NET                               49,059.73
    PARTN IN GROUP ANNUITY CONTRACT
    #13553 WITH METROPOLITAN LIFE
    INSURANCE CO 5.650%
    PURCHASED ON   06/26/1995                100.000          NET                               48,842.02
    PARTN IN GROUP ANNUITY CONTRACT
    PRUDENTIAL CONTRACT #5779-212 8.85%
    06/30/89 06/30/89 06/30/90  06/30/95
    PURCHASED ON   05/26/1995                100.000          NET                               48,502.56
    PARTN IN GROUP ANNUITY CONTRACT
    #13553 WITH METROPOLITAN LIFE
    INSURANCE CO 5.650%
    PURCHASED ON   04/24/1995                100.000          NET                               48,395.44
    PARTN IN GROUP ANNUITY CONTRACT
    PROVIDENT NATIONAL #020-3953-02A
    9.58%
    SOLD ON        06/20/1995                100.000          NET             48,375.65         48,375.65          0.00
    PARTN IN GROUP ANNUITY CONTRACT
    #13553 WITH METROPOLITAN LIFE
    INSURANCE CO 5.650%
    PURCHASED ON   10/30/1995                100.000          NET                               48,146.44



                                                                   92


                                         NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                                             ITEM 27D - SCHEDULE OF REPORTABLE TRANSACTIONS

               PARTY INVOLVED/          PURCHASE OR                          COST OF        CURRENT VALUE         NET GAIN
               SECURITY NAME           SELLING PRICE       EXPENSES           ASSET           OF ASSET            OR LOSS
    =================================  ==============    =============   ================ =================   ===============
    MISCELLANEOUS

    PARTN IN GROUP ANNUITY CONTRACT
    #13553 WITH METROPOLITAN LIFE
    INSURANCE CO 5.650%
    PURCHASED ON   02/24/1995                100.000          NET                               47,967.39
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   10/30/1995                100.000          NET                               47,800.00
    PARTN IN GROUP ANNUITY CONTRACT
    #13553 WITH METROPOLITAN LIFE
    INSURANCE CO 5.650%
    PURCHASED ON   01/30/1995                100.000          NET                               47,744.00
    PARTN IN GROUP ANNUITY CONTRACT
    #13553 WITH METROPOLITAN LIFE
    INSURANCE CO 5.650%
    PURCHASED ON   07/26/1995                100.000          NET                               47,484.05
    PARTN IN GROUP ANNUITY CONTRACT
    #13553 WITH METROPOLITAN LIFE
    INSURANCE CO 5.650%
    PURCHASED ON   11/29/1995                100.000          NET                               47,393.50
    PARTN IN GROUP ANNUITY CONTRACT
    PRUDENTIAL CONTRACT #5779-212 8.85%
    06/30/89 06/30/89 06/30/90  06/30/95
    SOLD ON        06/20/1995                100.000          NET             47,248.12         47,248.12          0.00
    PARTN IN GROUP ANNUITY CONTRACT
    #13553 WITH METROPOLITAN LIFE
    INSURANCE CO 5.650%
    PURCHASED ON   05/26/1995                100.000          NET                               47,049.89
    PARTN IN GROUP ANNUITY CONTRACT
    PRUDENTIAL CONTRACT #5779-212 8.85%
    06/30/89 06/30/89 06/30/90  06/30/95
    PURCHASED ON   06/30/1995                100.000          NET                               46,621.25
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   12/13/1995                100.000          NET                               46,007.74
    PARTN IN GROUP ANNUITY CONTRACT
    #13553 WITH METROPOLITAN LIFE
    INSURANCE CO 5.650%
    PURCHASED ON   12/27/1995                100.000          NET                               45,992.16




                                                                   93


                                         NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                                             ITEM 27D - SCHEDULE OF REPORTABLE TRANSACTIONS

               PARTY INVOLVED/          PURCHASE OR                          COST OF        CURRENT VALUE         NET GAIN
               SECURITY NAME           SELLING PRICE       EXPENSES           ASSET           OF ASSET            OR LOSS
    =================================  ==============    =============   ================ =================   ===============
    MISCELLANEOUS

    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        04/05/1995                100.000          NET             45,833.90         45,833.90          0.00
    PARTN IN GROUP ANNUITY CONTRACT
    PRUDENTIAL CONTRACT #5779-212 8.85%
    06/30/89 06/30/89 06/30/90  06/30/95
    PURCHASED ON   03/24/1995                100.000          NET                               45,452.09
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   04/27/1995                100.000          NET                               43,901.21
    GROUP ANNUITY CONTRACT #7270
    WITH JOHN HANCOCK 5.060%
    PURCHASED ON   01/30/1995                100.000          NET                               43,814.89
    GROUP ANNUITY CONTRACT #7270
    WITH JOHN HANCOCK 5.060%
    PURCHASED ON   11/29/1995                100.000          NET                               43,591.99
    PARTN IN GROUP ANNUITY CONTRACT
    #13553 WITH METROPOLITAN LIFE
    INSURANCE CO 5.650%
    PURCHASED ON   03/24/1995                100.000          NET                               43,518.26
    GROUP ANNUITY CONTRACT #7270
    WITH JOHN HANCOCK 5.060%
    PURCHASED ON   09/26/1995                100.000          NET                               43,233.86
    PARTN IN GROUP ANNUITY CONTRACT #
    2003 WITH UNION BANK OF SWITZERLAND
    6.860% 10/01/1994
    PURCHASED ON   03/24/1995                100.000          NET                               43,152.22
    GROUP ANNUITY CONTRACT #7270
    WITH JOHN HANCOCK 5.060%
    PURCHASED ON   08/11/1995                100.000          NET                               43,052.98
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        11/09/1995                100.000          NET             42,907.94         42,907.94          0.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   11/13/1995                100.000          NET                               42,700.00
    GROUP ANNUITY CONTRACT #7270
    WITH JOHN HANCOCK 5.060%
    PURCHASED ON   06/26/1995                100.000          NET                               42,699.28



                                                                   94


                                         NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                                             ITEM 27D - SCHEDULE OF REPORTABLE TRANSACTIONS

               PARTY INVOLVED/          PURCHASE OR                          COST OF        CURRENT VALUE         NET GAIN
               SECURITY NAME           SELLING PRICE       EXPENSES           ASSET           OF ASSET            OR LOSS
    =================================  ==============    =============   ================ =================   ===============
    MISCELLANEOUS

    PARTN IN GROUP ANNUITY CONTRACT
    PROVIDENT NATIONAL #020-3953-02A
    9.58%
    SOLD ON        01/11/1995                100.000          NET             42,540.15         42,540.15          0.00
    GROUP ANNUITY CONTRACT #7270
    WITH JOHN HANCOCK 5.060%
    PURCHASED ON   12/27/1995                100.000          NET                               42,360.16
    PURCHASED ON   04/24/1995                100.000          NET                               42,348.49
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        01/19/1995                100.000          NET             42,299.67         42,299.67          0.00
    GROUP ANNUITY CONTRACT #7270
    WITH JOHN HANCOCK 5.060%
    PURCHASED ON   02/24/1995                100.000          NET                               42,139.88
    GROUP ANNUITY CONTRACT #7270
    WITH JOHN HANCOCK 5.060%
    PURCHASED ON   10/30/1995                100.000          NET                               42,012.15
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        08/09/1995                100.000          NET             41,943.35         41,943.35          0.00
    PARTN IN GROUP ANNUITY CONTRACT
    PRUDENTIAL CONTRACT #5779-212 8.85%
    06/30/89 06/30/89 06/30/90  06/30/95
    SOLD ON        01/10/1995                100.000          NET             41,677.46         41,677.46          0.00
    GROUP ANNUITY CONTRACT #7270
    WITH JOHN HANCOCK 5.060%
    PURCHASED ON   07/26/1995                100.000          NET                               41,492.68
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        05/30/1995                100.000          NET             41,400.00         41,400.00          0.00
    GROUP ANNUITY CONTRACT #7270
    WITH JOHN HANCOCK 5.060%
    PURCHASED ON   05/26/1995                100.000          NET                               41,151.79
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        07/10/1995                100.000          NET             40,000.00         40,000.00          0.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        10/05/1995                100.000          NET             39,295.81         39,295.81          0.00
    SOLD ON        04/06/1995                100.000          NET             39,225.31         39,225.31          0.00


                                                                   95


                                         NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                                             ITEM 27D - SCHEDULE OF REPORTABLE TRANSACTIONS

               PARTY INVOLVED/          PURCHASE OR                          COST OF        CURRENT VALUE         NET GAIN
               SECURITY NAME           SELLING PRICE       EXPENSES           ASSET           OF ASSET            OR LOSS
    =================================  ==============    =============   ================ =================   ===============
    MISCELLANEOUS

    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   12/22/1995                100.000          NET                               39,200.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        09/08/1995                100.000          NET             38,963.50         38,963.50          0.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        05/10/1995                100.000          NET             38,728.65         38,728.65          0.00
    GROUP ANNUITY CONTRACT #7270
    WITH JOHN HANCOCK 5.060%
    PURCHASED ON   03/24/1995                100.000          NET                               38,097.95
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        11/02/1995                100.000          NET             35,266.99         35,266.99          0.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        08/30/1995                100.000          NET             35,255.82         35,255.82          0.00
    PARTN IN GROUP ANNUITY CONTRACT
    #4-19126 WITH PRINCIPAL MUTUAL
    6.150% 09/30/1999
    PURCHASED ON   08/11/1995                100.000          NET                               34,505.01
    PARTN IN GROUP ANNUITY CONTRACT #
    5779-215 WITH PRUDENTIAL
    8.10% 12/31/1994
    PURCHASED ON   04/24/1995                100.000          NET                               34,423.31
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        05/31/1995                100.000          NET             34,367.28         34,367.28          0.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   03/20/1995                100.000          NET                               34,110.13
    PARTN IN GROUP ANNUITY CONTRACT #
    5779-215 WITH PRUDENTIAL
    8.10% 12/31/1994
    PURCHASED ON   09/26/1995                100.000          NET                               34,067.26
    PURCHASED ON   02/24/1995                100.000          NET                               34,040.54





                                                                   96


                                         NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                                             ITEM 27D - SCHEDULE OF REPORTABLE TRANSACTIONS

               PARTY INVOLVED/          PURCHASE OR                          COST OF        CURRENT VALUE         NET GAIN
               SECURITY NAME           SELLING PRICE       EXPENSES           ASSET           OF ASSET            OR LOSS
    =================================  ==============    =============   ================ =================   ===============
    MISCELLANEOUS

    PARTN IN GROUP ANNUITY CONTRACT #
    5779-215 WITH PRUDENTIAL
    8.10% 12/31/1994
    PURCHASED ON   08/11/1995                100.000          NET                                 33,842.66
    PURCHASED ON   01/30/1995                100.000          NET                                 33,816.10
    PARTN IN GROUP ANNUITY CONTRACT #
    5779-215 WITH PRUDENTIAL
    8.10% 12/31/1994
    PURCHASED ON   06/26/1995                100.000          NET                                 33,404.99
    PARTN IN GROUP ANNUITY CONTRACT #
    5779-215 WITH PRUDENTIAL
    8.10% 12/31/1994
    PURCHASED ON   10/30/1995                100.000          NET                                 33,183.59
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        08/01/1995                100.000          NET               32,600.80         32,600.80             0.00
    PARTN IN GROUP ANNUITY CONTRACT #
    5779-215 WITH PRUDENTIAL
    8.10% 12/31/1994
    PURCHASED ON   07/26/1995                100.000          NET                               32,538.48
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        10/02/1995                100.000          NET             32,328.54         32,328.54          0.00
    PARTN IN GROUP ANNUITY CONTRACT #
    5779-215 WITH PRUDENTIAL
    8.10% 12/31/1994
    PURCHASED ON   05/26/1995                100.000          NET                               32,117.69
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   02/06/1995                100.000          NET                               32,000.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        01/27/1995                100.000          NET             31,886.12         31,886.12          0.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        02/28/1995                100.000          NET             31,589.16         31,589.16          0.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        05/08/1995                100.000          NET             31,196.26         31,196.26          0.00



                                                                   97


                                         NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                                             ITEM 27D - SCHEDULE OF REPORTABLE TRANSACTIONS

               PARTY INVOLVED/          PURCHASE OR                          COST OF        CURRENT VALUE         NET GAIN
               SECURITY NAME           SELLING PRICE       EXPENSES           ASSET           OF ASSET            OR LOSS
    =================================  ==============    =============   ================ =================   ===============
    MISCELLANEOUS

    PARTN IN GROUP ANNUITY CONTRACT #
    5779-215 WITH PRUDENTIAL
    8.10% 12/31/1994
    PURCHASED ON   03/24/1995                100.000          NET                               30,940.44
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        07/06/1995                100.000          NET             30,856.11         30,856.11          0.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   07/20/1995                100.000          NET                               30,431.19
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   01/17/1995                100.000          NET                               30,000.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   12/21/1995                100.000          NET                               29,000.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        02/07/1995                100.000          NET             27,800.00         27,800.00          0.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   12/27/1995                100.000          NET                               27,500.00
    PARTN CTF GROUP ANNUITY CONTRACT
    #14072 WITH METROPOLITAN LIFE
    7.070%
    PURCHASED ON   05/26/1995                100.000          NET                               24,694.63
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        06/06/1995                100.000          NET             24,652.50         24,652.50          0.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        12/27/1995                100.000          NET             24,431.05         24,431.05          0.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        05/03/1995                100.000          NET             24,285.40         24,285.40          0.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        05/04/1995                100.000          NET             23,896.42         23,896.42          0.00




                                                                   98


                                         NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                                             ITEM 27D - SCHEDULE OF REPORTABLE TRANSACTIONS

               PARTY INVOLVED/          PURCHASE OR                          COST OF        CURRENT VALUE         NET GAIN
               SECURITY NAME           SELLING PRICE       EXPENSES           ASSET           OF ASSET            OR LOSS
    =================================  ==============    =============   ================ =================   ===============
    MISCELLANEOUS

    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        03/10/1995                100.000          NET             23,400.00         23,400.00          0.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        03/08/1995                100.000          NET             22,379.89         22,379.89          0.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        08/28/1995                100.000          NET             21,996.11         21,996.11          0.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   10/10/1995                100.000          NET                               20,700.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        11/10/1995                100.000          NET             20,115.77         20,115.77          0.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        05/05/1995                100.000          NET             20,005.48         20,005.48          0.00
    SOLD ON        07/28/1995                100.000          NET             20,000.00         20,000.00          0.00
    PURCHASED ON   10/05/1995                100.000          NET             20,000.00
    SOLD ON        10/10/1995                100.000          NET             20,000.00         20,000.00          0.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   11/27/1995                100.000          NET                               19,000.00
    PARTN IN GROUP ANNUITY CONTRACT #
    5779-215 WITH PRUDENTIAL
    8.10% 12/31/1994
    PURCHASED ON   11/29/1995                100.000          NET                               18,454.76
    PARTN IN GROUP ANNUITY CONTRACT #
    5779-215 WITH PRUDENTIAL
    8.10% 12/31/1994
    PURCHASED ON   12/27/1995                100.000          NET                               17,456.37
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        06/26/1995                100.000          NET             16,547.53         16,547.53          0.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        02/13/1995                100.000          NET             15,400.00         15,400.00          0.00




                                                                   99


                                         NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                                             ITEM 27D - SCHEDULE OF REPORTABLE TRANSACTIONS

               PARTY INVOLVED/          PURCHASE OR                          COST OF        CURRENT VALUE         NET GAIN
               SECURITY NAME           SELLING PRICE       EXPENSES           ASSET           OF ASSET            OR LOSS
    =================================  ==============    =============   ================ =================   ===============
    MISCELLANEOUS

    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        09/06/1995                100.000          NET             15,196.74         15,196.74          0.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        12/27/1995                100.000          NET             14,473.83         14,473.83          0.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        08/01/1995                100.000          NET             14,352.84         14,352.84          0.00
    PARTN IN GROUP ANNUITY CONTRACT
    GA #04522-0066 WITH MUTUAL
    BENEFITS 3.00%
    PURCHASED ON   11/29/1995                100.000          NET                               14,219.44
    PARTN IN GROUP ANNUITY CONTRACT
    GA #04522-0066 WITH MUTUAL
    BENEFITS 3.00%
    PURCHASED ON   09/26/1995                100.000          NET                               14,124.11
    PARTN IN GROUP ANNUITY CONTRACT
    GA #04522-0066 WITH MUTUAL
    BENEFITS 3.00%
    PURCHASED ON   08/11/1995                100.000          NET                               14,075.97
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        08/29/1995                100.000          NET             14,000.00         14,000.00          0.00
    PARTN IN GROUP ANNUITY CONTRACT
    GA #04522-0066 WITH MUTUAL BENEFITS
    3.00%
    PURCHASED ON   06/26/1995                100.000          NET                               13,981.64
    PARTN IN GROUP ANNUITY CONTRACT
    GA #04522-0066 WITH MUTUAL BENEFITS
    3.00%
    PURCHASED ON   04/24/1995                100.000          NET                               13,888.00
    PARTN IN GROUP ANNUITY CONTRACT
    GA #04522-0066 WITH MUTUAL BENEFITS
    3.00%
    PURCHASED ON   12/27/1995                100.000          NET                               13,807.04
    PARTN IN GROUP ANNUITY CONTRACT
    GA #04522-0066 WITH MUTUAL BENEFITS
    3.00%
    PURCHASED ON   02/24/1995                100.000          NET                               13,797.86


                                                                  100


                                         NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                                             ITEM 27D - SCHEDULE OF REPORTABLE TRANSACTIONS

               PARTY INVOLVED/          PURCHASE OR                          COST OF        CURRENT VALUE         NET GAIN
               SECURITY NAME           SELLING PRICE       EXPENSES           ASSET           OF ASSET            OR LOSS
    =================================  ==============    =============   ================ =================   ===============
    MISCELLANEOUS

    PARTN IN GROUP ANNUITY CONTRACT
    GA #04522-0066 WITH MUTUAL BENEFITS
    3.00%
    PURCHASED ON   10/30/1995                100.000          NET                               13,714.48
    PARTN IN GROUP ANNUITY CONTRACT
    GA #04522-0066 WITH MUTUAL BENEFITS
    3.00%
    PURCHASED ON   01/30/1995                100.000          NET                               13,628.96
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        03/09/1995                100.000          NET             13,585.03         13,585.03          0.00
    PARTN IN GROUP ANNUITY CONTRACT
    GA #04522-0066 WITH MUTUAL BENEFITS
    3.00%
    PURCHASED ON   07/26/1995                100.000          NET                               13,576.17
    PARTN IN GROUP ANNUITY CONTRACT
    GA #04522-0066 WITH MUTUAL BENEFITS
    3.00%
    PURCHASED ON   05/26/1995                100.000          NET                               13,485.15
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        01/09/1995                100.000          NET             13,095.46         13,095.46          0.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   03/31/1995                100.000          NET                               12,790.99
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        07/31/1995                100.000          NET             12,610.66         12,610.66          0.00
    PARTN IN GROUP ANNUITY CONTRACT
    GA #04522-0066 WITH MUTUAL BENEFITS
    3.00%
    PURCHASED ON   03/24/1995                100.000          NET                               12,503.30
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   05/08/1995                100.000          NET                               12,437.64
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        09/18/1995                100.000          NET             12,283.79         12,283.79          0.00




                                                                  101


                                         NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                                             ITEM 27D - SCHEDULE OF REPORTABLE TRANSACTIONS

               PARTY INVOLVED/          PURCHASE OR                          COST OF        CURRENT VALUE         NET GAIN
               SECURITY NAME           SELLING PRICE       EXPENSES           ASSET           OF ASSET            OR LOSS
    =================================  ==============    =============   ================ =================   ===============
    MISCELLANEOUS

    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        11/07/1995                100.000          NET             10,414.86         10,414.86          0.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   01/05/1995                100.000          NET                               10,000.00
    SOLD ON        05/23/1995                100.000          NET             10,000.00         10,000.00          0.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        08/22/1995                100.000          NET              9,349.95          9,349.95          0.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   03/27/1995                100.000          NET                                8,500.00
    SOLD ON        04/04/1995                100.000          NET              8,500.00          8,500.00          0.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        10/30/1995                100.000          NET              7,543.33          7,543.33          0.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   12/05/1995                100.000          NET                                7,282.55
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   10/10/1995                100.000          NET                                7,154.95
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        08/07/1995                100.000          NET              5,980.75          5,980.75          0.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        02/14/1995                100.000          NET              4,965.10          4,965.10          0.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        08/04/1995                100.000          NET              4,708.42          4,708.42          0.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        08/14/1995                100.000          NET              4,587.49          4,587.49          0.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        04/06/1995                100.000          NET              4,250.89          4,250.89          0.00




                                                                  102


                                         NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                                             ITEM 27D - SCHEDULE OF REPORTABLE TRANSACTIONS

               PARTY INVOLVED/          PURCHASE OR                          COST OF        CURRENT VALUE         NET GAIN
               SECURITY NAME           SELLING PRICE       EXPENSES           ASSET           OF ASSET            OR LOSS
    =================================  ==============    =============   ================ =================   ===============
    MISCELLANEOUS

    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        12/27/1995                100.000          NET              3,551.84          3,551.84          0.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        12/27/1995                100.000          NET              3,269.76          3,269.76          0.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        05/03/1995                100.000          NET              3,255.02          3,255.02          0.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        05/30/1995                100.000          NET              2,839.40          2,839.40          0.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        11/28/1995                100.000          NET              2,707.76          2,707.76          0.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        01/26/1995                100.000          NET              2,489.74          2,489.74          0.00
    PARTN IN GROUP ANNUITY CONTRACT
    #4-19126 WITH PRINCIPAL MUTUAL
    6.150% 09/30/1999
    PURCHASED ON   09/26/1995                100.000          NET                                2,304.60
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        01/19/1995                100.000          NET              2,125.38          2,125.38          0.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   03/21/1995                100.000          NET                                2,062.04
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   11/08/1995                100.000          NET                                2,015.05
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   01/17/1995                100.000          NET                                1,821.36
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        02/10/1995                100.000          NET              1,714.20          1,714.20          0.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        03/01/1995                100.000          NET              1,670.06          1,670.06          0.00


                                                                  103


                                         NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                                             ITEM 27D - SCHEDULE OF REPORTABLE TRANSACTIONS

               PARTY INVOLVED/          PURCHASE OR                          COST OF        CURRENT VALUE         NET GAIN
               SECURITY NAME           SELLING PRICE       EXPENSES           ASSET           OF ASSET            OR LOSS
    =================================  ==============    =============   ================ =================   ===============
    MISCELLANEOUS

    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   01/05/1995                100.000          NET                                1,569.20
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   06/13/1995                100.000          NET                                1,403.28
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   04/27/1995                100.000          NET                                1,232.10
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   12/21/1995                100.000          NET                                1,151.45
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   05/09/1995                100.000          NET                                1,032.99
    PURCHASED ON   07/28/1995                100.000          NET                                1,009.24
    METLIFE GAC#13960
    8.25% 03/31/1998
    PURCHASED ON   03/31/1995                100.000          NET                                1,000.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   12/08/1995                100.000          NET                                  857.14
    PURCHASED ON   04/12/1995                100.000          NET                                  844.58
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   01/19/1995                100.000          NET                                  781.50
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   10/06/1995                100.000          NET                                  699.21
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   06/28/1995                100.000          NET                                  689.04
    SOLD ON        12/29/1995                100.000          NET                687.02            687.02          0.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   02/09/1995                100.000          NET                                  592.36
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        10/31/1995                100.000          NET                587.06            587.06          0.00



                                                                    104



                                         NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                                             ITEM 27D - SCHEDULE OF REPORTABLE TRANSACTIONS

               PARTY INVOLVED/          PURCHASE OR                          COST OF        CURRENT VALUE         NET GAIN
               SECURITY NAME           SELLING PRICE       EXPENSES           ASSET           OF ASSET            OR LOSS
    =================================  ==============    =============   ================ =================   ===============
    MISCELLANEOUS

    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   06/06/1995                100.000          NET                                  538.66
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   10/24/1995                100.000          NET                                  527.53
    PURCHASED ON   03/08/1995                100.000          NET                                  512.91
    PURCHASED ON   04/07/1995                100.000          NET                                  512.91
    PURCHASED ON   10/06/1995                100.000          NET                                  494.23
    PURCHASED ON   04/18/1995                100.000          NET                                  479.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   02/06/1995                100.000          NET                                  370.85
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   10/06/1995                100.000          NET                                  331.60
    PURCHASED ON   03/23/1995                100.000          NET                                  322.05
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   01/09/1995                100.000          NET                                  300.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   12/27/1995                100.000          NET                                  216.68
    PURCHASED ON   09/27/1995                100.000          NET                                  207.97
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   01/23/1995                100.000          NET                                  185.84
    PARTN IN GROUP ANNUITY CONTRACT
    #4-19126 WITH PRINCIPAL MUTUAL
    6.150% 09/30/1999
    PURCHASED ON   10/30/1995                100.000          NET                                  180.51
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   04/05/1995                100.000          NET                                  176.58
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        01/12/1995                100.000          NET                132.46            132.46          0.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    SOLD ON        10/06/1995                100.000          NET                 84.55             84.55          0.00
    NYNEX SAVINGS PLAN OUTSTANDING
    LOANS TO PARTICIPANTS
    PURCHASED ON   02/14/1995                100.000          NET                                    0.37
    *TOTAL-MISCELLANEOUS                                      NET                        1,227,309,155.27

                                                                    105





                                         NYNEX CORPORATION SAVINGS PLAN FOR SALARIED EMPLOYEES
                                          ITEM 27D PART 2- SCHEDULE OF REPORTABLE TRANSACTIONS



                                             -----------------D I S P O S E D-----------------       ---------A C Q U I R E D------
               SECURITY DESCRIPTION          SALES           PROCEEDS           GAIN OR LOSS-        PURCHASES             COST
     =============================================        ==============       ==============        =========        ==============
    0BT PYRAMID DISCRETIONARY                 464         504,270,262.83                 0.00            238         485,281,017.04
     CASH FUND
    0MELLON S&P 500                             0                   0.00                 0.00              1         425,979,269.93
    0NYNEX CORP COM                           609          99,199,304.46        24,667,982.82            347          46,414,277.07



                                                                   Exhibit (23)






                       CONSENT OF INDEPENDENT ACCOUNTANTS

                              ---------------------


We consent to the incorporation by reference in the registration statements on Form S-8 (File Nos. 33-53477, 33-21635, 2-95634, 2-95780, 33-51897, 2-94110,
33-27802 and 33-16570) of NYNEX Corporation of our reports dated June 24, 1996, on our audits of the financial statements of the NYNEX Corporation Savings Plan for Salaried Employees and NYNEX Corporation Savings and Security Plan (Non-Salaried Employees) as of December 31, 1995 and 1994, and for each of the two years in the period ended December 31, 1995 and the accompanying schedules of assets held for investment purposes and reportable (5%) transaction as of December 31, 1995, which are included in the Annual Reports on Form 11-K for the above referenced Plans filed, by amendment, as exhibits to the Annual Report on Form 10-K of NYNEX Corporation for the year ended December 31, 1995.







/s/ COOPERS & LYBRAND L.L.P.




New York, New York
June 27, 1996

                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Savings Plan Committee of NYNEX Corporation has duly caused this annual report to be signed by the undersigned thereunto duly authorized.






                                                   NYNEX CORPORATION SAVINGS
                                                   PLAN FOR SALARIED EMPLOYEES





                                                   By /s/ D. J. Sacco
                                                     --------------------------
                                                      (D. J. Sacco, Chairman,
                                                       Employees' Benefit Plan
                                                       Committee)






Date:  June 27, 1996